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                            COMMONFUND INSTITUTIONAL FUNDS
                            ANNUAL REPORT APRIL 30, 2002

                                                                     commonfund


The Commonfund Difference


                                 [Photo of Fruit]

                                      FOCUS
                                   LEADERSHIP
                                   INNOVATION
                                   COMMITMENT
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                         COMMONFUND INSTITUTIONAL FUNDS

                             LETTER TO SHAREHOLDERS

June 28, 2002

Dear Investor:

I am happy to enclose this year's annual report for Commonfund Institutional Funds.

The fiscal year just concluded on April 30, 2002 marks a significant milestone as Commonfund Institutional Funds surpassed one billion dollars in assets under management.

With investors represented from education, foundations, healthcare institutions and other nonprofit organizations like you, our investors have told us that these funds are important vehicles for your investment programs.

Please take a moment to review the enclosed results. I hope you'll call a Commonfund investment specialist should you have any questions.

Sincerely,

/s/ ROBERT L. BOVINETTE

Robert L. Bovinette

President


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                         COMMONFUND INSTITUTIONAL FUNDS

                               TABLE OF CONTENTS

MANAGEMENT REVIEW                                                            1

REPORT OF INDEPENDENT ACCOUNTANTS                                            9

SCHEDULE OF INVESTMENTS
         CIF Core Equity Fund                                               10
         CIF Small Cap Growth Fund                                          18
         CIF Small Cap Value Fund                                           23
         CIF International Equity Fund                                      30
         CIF Core Plus Bond Fund                                            42
         CIF Inflation-Indexed Bond Fund                                    55
         CIF Low Duration Bond Fund                                         56
         CIF Short Duration Fund                                            60

STATEMENTS OF ASSETS AND LIABILITIES                                        68

STATEMENTS OF OPERATIONS                                                    70

STATEMENTS OF CHANGES IN NET ASSETS                                         72

FINANCIAL HIGHLIGHTS                                                        76

NOTES TO FINANCIAL STATEMENTS                                               80

DIRECTORS AND OFFICERS                                                      89

INVESTMENT MANAGERS LIST                                                    94

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CIF CORE EQUITY FUND

Adviser:  Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-Advisers:  Advanced Investment Technology, Inc.
               Iridian Asset Management LLC
               John A. Levin & Co., Inc.
               Marsico Capital Management LLC
               State Street Global Advisors, Inc.

FUND OBJECTIVE

Long-term capital appreciation by investing in a portfolio of common stocks of large and medium capitalization U.S. companies.

FUND STRATEGY

The CIF Core Equity Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks of large and medium capitalization U.S. companies. Generally, these issuers will have market capitalization in the range of the companies in the S&P 500 Composite Index, which is the benchmark index for the Fund. The Fund is designed to add value over its benchmark primarily through stock selection rather than sector or style variance with volatility similar to that of its benchmark. The Fund seeks to achieve its investment objective through the construction of "core" and "satellite" portfolios. The "core" portfolio, which ordinarily will comprise approximately 40% of the Fund, uses a Sub-Adviser to track the S&P 500 Composite Index in terms of sector, industry, and capitalization, while attempting to add value through stock selection. The remainder of the Fund is comprised of "satellite" portfolios whose Sub-Advisers apply specific investment strategies, such as growth or value, which may deviate from the benchmark in terms of volatility, capitalization and sector selection. The Investment Manager allocates the Fund's assets among Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

The CIF Core Equity Fund returned -8.13% for the year ending April 30, 2002, outperforming the S&P 500 Composite Index return of -12.61%. During this time period, the broad market environment was challenging and volatile as stocks weathered a recession, the events of September 11, 2001, and the bankruptcy of Enron. Although declining from an absolute standpoint, the CIF Core Equity Fund was able to add significant value over the S&P 500 Composite Index. The Fund's overweight to mid cap stocks ($1 Bil - $10 Bil) helped the Fund outperform, as mid cap stocks fared substantially better than mega cap stocks (>$100 Bil). Other key factors in the Fund's outperformance include: an underweight to the badly crushed technology sector; an overweight to consumer cyclicals which performed favorably as news of a strengthening economy emerged; and strong stock selection within the healthcare sector.

TOTAL RETURN (AS OF 4/30/02)

                                                            One-Year             Since Inception (1/2/01)
                                                            --------             ------------------------
CIF Core Equity Fund                                          -8.13%                      -9.06%
S&P 500 Composite Index                                      -12.61                      -13.02

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

Growth of a $10,000 Investment in CIF Core Equity Fund (since inception), and the S&P 500 Composite Index

                                                      S&P 500
                            CIF Core                 Composite
                          Equity Fund                  Index
       1/2/2001             $10,000                   $10,000
      4/30/2001              $9,591                    $9,500
      7/31/2001              $9,296                    $9,239
     10/31/2001              $8,280                    $8,115
      1/31/2002              $8,758                    $8,685
      4/30/2002              $8,812                    $8,302

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CIF SMALL CAP GROWTH FUND

Adviser:  Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-Advisers:  Artisan Partners, L.P.
               CapitalWorks Investment Partners
               Constitution Research & Management, Inc.
               Veredus Asset Management, LLC

FUND OBJECTIVE

Long-term capital appreciation by investing in a portfolio of growth oriented stocks of smaller capitalization U.S. companies.

FUND STRATEGY

The CIF Small Cap Growth Fund invests primarily in growth oriented equity securities of small U.S. companies. Generally, these issuers will have market capitalizations in the range of the companies in the Russell 2000 Growth Index, which is the benchmark index for the Fund. The Fund is designed to add value primarily through stock selection, rather than sector or style variance, with volatility similar to that of its benchmark index. The Fund seeks to achieve its objective by emphasizing investment in companies that the Sub-Advisers believe have strong earnings momentum, dominant market share in growing industries, and positive changes in analyst's expectations or better than anticipated earnings reports. The Fund is constructed around three principal strategies: core, aggressive and defensive. The core strategy generally will have risk and portfolio characteristics similar to the Russell 2000 Growth Index. The aggressive strategy generally is more volatile and provides for greater sector variances than the Russell 2000 Growth Index. The defensive strategy is designed to have lower volatility and add value primarily during down markets. The Investment Manager allocates the Fund's assets among Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

The CIF Small Cap Growth Fund returned -13.84% for the year ending April 30, 2002, underperforming the Russell 2000 Growth Index, which fell -8.52%. Small cap growth stocks continue to suffer through a difficult period as technology and technology related stocks, which compose approximately 30% of the Index, have declined steadily despite a brief rebound in the 4th quarter 2001. The Fund is aggressively positioned and has maintained an overweight to technology throughout the year, as the managers see many attractively valued companies with excellent growth potential. Unfortunately, the overweight has not yet paid off and cost the Fund over 300 basis points against the benchmark since inception. The Fund's 8% overweight to stocks with a market capitalization > $2 Bil also detracted from performance as the larger capitalization range suffered the greatest decline (-33.73%). In addition, the Fund's relative underweight to Financial Services, which has been a bright sector in terms of performance, and exposure to many technology related consumer cyclicals such as Doubleclick and Travelocity further hurt performance.

For structural reasons, the Investment Manager removed GlobeFlex Capital from the Fund effective April 1, 2002.

TOTAL RETURN (AS OF 4/30/02)

                                                            One-Year             Since Inception (1/2/01)
                                                            --------             ------------------------
CIF Small Cap Growth Fund                                    -13.84%                     -13.20%
Russell 2000 Growth Index                                     -8.52                       -9.87

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

Growth of a $10,000 Investment in CIF Small Cap Growth Fund (since inception), and the Russell 2000 Growth Index

                         CIF Small Cap              Russell 2000
                          Growth Fund               Growth Index
       1/2/2001             $10,000                   $10,000
      4/30/2001              $9,610                    $9,517
      7/31/2001              $9,390                    $9,150
     10/31/2001              $8,010                    $7,886
      1/31/2002              $8,790                    $8,754
      4/30/2002              $8,280                    $8,706

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CIF SMALL CAP VALUE FUND

Adviser:  Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-Advisers:  HighRock Capital LLC
               Martingale Asset Management, L.P.
               NorthPointe Capital LLC
               Skyline Asset Management, L.P.

FUND OBJECTIVE

Long-term capital appreciation by investing in a portfolio of value oriented stocks of smaller capitalization U.S. companies.

FUND STRATEGY

The CIF Small Cap Value Fund invests primarily in value oriented securities of small U.S. companies. Generally, these issuers will have market capitalizations in the range of companies in the Russell 2000 Value Index, which is the benchmark index for the Fund. The Fund is designed to add value primarily through stock selection, rather than sector or style rotation, and to exhibit volatility similar to that of its benchmark index. The Fund seeks to achieve its objective by emphasizing investment in companies that exhibit traditional value characteristics, such as below average price-to-earnings, price-to-book value and price-to-cash flow ratios. The Fund is constructed using multiple strategies designed to select different types of companies in the benchmark index. The Investment Manager allocates the Fund's assets among Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

The CIF Small Cap Value Fund returned 13.91% for the year ending April 30, 2002, but was unable to keep pace with the Russell 2000 Value Index return of 22.43%. The Fund is positioned as a relative value fund rather than a deep value fund. The spread between small cap value (Russell 2000 Value Index +22.43%) and small cap growth performance (Russell 2000 Growth Index -8.52%) for the one-year period remains wide, and the CIF Small Cap Value Fund's style bias places the Fund somewhere between the two indices. We believe the Fund is well-positioned as the economy recovers and stocks poised to grow earnings faster than the market are rewarded.

For structural reasons, the Investment Manager removed Shapiro Capital Management from the Fund effective April 1, 2002.

TOTAL RETURN (AS OF 4/30/02)

                                                            One-Year             Since Inception (1/2/01)
                                                            --------             ------------------------
CIF Small Cap Value Fund                                      13.91%                      16.41%
Russell 2000 Value Index                                      22.43                       21.29

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

Growth of a $10,000 Investment in CIF Small Cap Value Fund (since inception), and the Russell 2000 Value Index

                         CIF Small Cap              Russell 2000
                           Value Fund               Value Index
       1/2/2001             $10,000                   $10,000
      4/30/2001             $10,751                   $10,565
      7/31/2001             $11,140                   $11,020
     10/31/2001              $9,954                   $10,024
      1/31/2002             $11,343                   $11,554
      4/30/2002             $12,246                   $12,935

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CIF INTERNATIONAL EQUITY FUND

Adviser:  Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-Advisers:  Capital Guardian Trust Company
               Grantham, Mayo, Van Otterloo & Co., LLC
               TT International Investment Management

FUND OBJECTIVE

Long-term capital appreciation by investing in a portfolio of equity securities of non-U.S. issuers.

FUND STRATEGY

The CIF International Equity Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund generally invests in equity securities of non-U.S. issuers represented in the MSCI EAFE Index, which is the benchmark for the Fund. The Fund may also invest up to 10% of its assets in equity securities of issuers located in emerging markets. The Fund seeks to achieve its investment objective through the construction of "core" and "satellite" portfolios. The "core" portfolio, which ordinarily will comprise approximately 50% of the Fund, utilizes a market-oriented Sub-Adviser with a strong bottom-up stock selection and sector allocation process that favors both growth and value stocks. Up to 50% of the Fund will be comprised of "satellite" portfolios whose Sub-Advisers apply a more targeted investment strategy, such as growth or value, and which may deviate more from the benchmark in terms of volatility and stock selection. The Investment Manager allocates the Fund's assets among Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

The CIF International Equity Fund returned -11.10% for the one-year period ending April 30, 2002, outperforming the MSCI EAFE Index, which was off by -13.88%. The Fund's outperformance was mainly due to its stock selection, including some emerging markets holdings. The two themes behind the good stock selection were dodging the telecom meltdown, and playing economic slowdown during 2001. Information technology was the sector with the strongest stock selection, and it came from avoiding or underweighting telecom equipment companies like Nokia, Alcatel and Ericsson, while overweighting the Korean electronics manufacturer, Samsung, which also contributes to the emerging markets effect on the portfolio. Avoiding or underweighting several telecom service providers (France Telecom, Deutsche Telekom and NTT) was also a good move. As the economy flagged during much of 2001, the portfolio benefited from underweighting consumer non-durables names like Vivendi, Marks & Spencer and Toyota. Avoiding European conglomerate ABB and a few airlines made for good stock selection in the basic industries sector. The Fund's emerging markets weight, which ranged from 4 to 7%, was helpful, led by Samsung. Currency was a moderate drag on performance as the US dollar was strong for much of 2001, but has begun to weaken since March.

TOTAL RETURN (AS OF 4/30/02)

                                                            One-Year             Since Inception (1/2/01)
                                                            --------             ------------------------
CIF International Equity Fund                                -11.10%                     -12.52%
MSCI EAFE Index                                              -13.88                      -15.83

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

Growth of a $10,000 Investment in CIF International Equity Fund (since inception), and the MSCI EAFE Index

                       CIF International             MSCI EAFE
                          Equity Fund                  Index
       1/2/2001             $10,000                   $10,000
      4/30/2001              $9,411                    $9,228
      7/31/2001              $8,612                    $8,383
     10/31/2001              $7,732                    $7,531
      1/31/2002              $7,878                    $7,438
      4/30/2002              $8,366                    $7,947

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CIF CORE PLUS BOND FUND

Adviser:  Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-Advisers:  BlackRock Financial Management Inc.
               Western Asset Management Company

FUND OBJECTIVE

High current income and price appreciation by investing in a diversified portfolio of primarily fixed income securities of varying maturities.

FUND STRATEGY

The CIF Core Plus Bond Fund invests primarily in investment grade bonds and other fixed income securities in an attempt to outperform the broad U.S. bond market. Investment grade securities are those rated in one of the four highest categories at the time of investment, or determined by a Sub-Adviser to be of equivalent quality. TheFund also may invest up to 20% of its assets in securities rated below investment grade, but in one of the six highest rating categories, and up to 20% of its assets in non-dollar denominated securities. The benchmark for the Fund is the Lehman Brothers Aggregate Bond Index. The Fund seeks to achieve its investment objective by maintaining a core portfolio of securities that is aligned with the composition and duration of the Fund's benchmark index, which tracks the overall U.S. bond market. The Investment Manager allocates the Fund's assets among Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

For the year ended April 30, 2002, the CIF Core Plus Bond Fund returned 8.02% versus the benchmark Lehman Brothers Aggregate Bond Index's return of 7.84%. Throughout 2001, indications of a fragile economy initiated an aggressive monetary easing policy by the Federal Reserve. These actions produced a dramatic reshaping of the Treasury yield curve, with short-term interest rates lower by more than 200 basis points, while long-term rates were modestly lower. The Fund exploited changes in the yield curve through active management. Although concerns over accounting malpractice clouded the most recent quarter of performance for the corporate market, corporate bonds overall outperformed the broad market as spreads tightened for most sectors, with telecom as the primary exception. The Fund's increased exposure to the corporate sector benefited performance. A-rated securities primarily outperformed as investors were adequately compensated for taking on the additional credit risk. Volatility in mortgage market during the first quarter declined as fears of the next prepayment wave subsided. For the year, the MBS index outperformed the aggregate benchmark. The strategic allocation to mortgages added value primarily by exploiting relative mispricings in the mortgage market and focusing on investments in high-quality well-structured CMOs. Although Treasury Inflation Protected Securities (TIPS) did not keep pace with the broad market, they outpaced nominal Treasuries, particularly in March's sharp Treasury sell-off, and they continue to act as a good diversifier and hedge against future economic disruptions.

TOTAL RETURN (AS OF 4/30/02)

                                                             One-Year             Since Inception (1/2/01)
                                                             --------             ------------------------
CIF Core Plus Bond Fund                                        8.02%                       7.02%
Lehman Brothers Aggregate Bond Index                           7.84                        7.88

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

Growth of a $10,000 Investment in CIF Core Plus Bond Fund (since inception), and the Lehman Brothers Aggregate Bond Index

                                                  Lehman Brothers
                         CIF Core Plus              Aggregate
                           Bond Fund                Bond Index
       1/2/2001             $10,000                   $10,000
      4/30/2001             $10,133                   $10,260
      7/31/2001             $10,428                   $10,593
     10/31/2001             $10,824                   $11,066
      1/31/2002             $10,806                   $10,931
      4/30/2002             $10,946                   $11,064

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CIF INFLATION-INDEXED BOND FUND

Adviser:  Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-Adviser:   Western Asset Management Company

FUND OBJECTIVE

Maximize real return to the extent consistent with preservation of capital and liquidity by investing in a portfolio of U.S. Treasury Inflation Indexed Securities of varying maturities.

FUND STRATEGY

The CIF Inflation-Indexed Bond Fund invests primarily in U.S. Treasury Inflation Indexed Securities. Inflation-indexed securities are fixed income securities that are structured to provide protection against inflation. The value of a bond's principal or the interest paid on the bond is adjusted to track changes in the U.S. Consumer Price Index. Up to 20% of the Fund may be invested in investment grade securities that are not indexed to inflation. Investment grade securities are those rated in one of the four highest categories at the time of investment, or determined by a Sub-Adviser to be of equivalent quality. The benchmark for the Fund is the Lehman Brothers U.S. TIPS Index. The Fund will normally maintain effective duration within (+/-) 1.5 years of the Lehman Brothers U.S. TIPS Index. The Investment Manager allocates the Fund's assets among Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

For the year ended April 30, 2002, the CIF Inflation-Indexed Bond Fund returned 6.71% compared to the Lehman Brothers U.S. TIPS Index's return of 6.72%. The Fund has maintained a longer real duration posture compared to the index throughout the past year. This strategy was working well until the tragedy of 9/11. Afterwards, real yields rose as investor expectations of inflation were diminished along with significantly reduced expectations of economic recovery. Initially the real yield curve flattened as shorter maturity TIPS experienced rising real yields. As signs of economic recovery started to take hold in early 2002, renewed attention to the TIPS markets drove real yields back down across the board but particularly in the front end of the curve. The Fund was impacted by a preference for 30-year issues to implement the long duration posture as 30-year real yields did not react as favorably as the older issue 10-year sector. The original 2007 issue had its real yield fall 76 basis points compared to 47 basis points for the current 10-year issue and 19 basis points for the 30-year sector.

TOTAL RETURN (AS OF 4/30/02)

                                                             One-Year             Since Inception (1/2/01)
                                                             --------             ------------------------
CIF Inflation Indexed Bond Fund                                6.71%                       9.11%
Lehman Brothers U.S. TIPS Index                                6.72                        9.22

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

Growth of a $10,000 Investment in CIF Inflation-Indexed Bond Fund (since inception), and the Lehman Brothers U.S. TIPS Index

                              CIF                 Lehman Brothers
                       Inflation-Indexed             U.S. TIPS
                           Bond Fund                   Index
       1/2/2001             $10,000                   $10,000
      4/30/2001             $10,527                   $10,540
      7/31/2001             $10,731                   $10,829
     10/31/2001             $10,990                   $11,166
      1/31/2002             $10,882                   $10,853
      4/30/2002             $11,233                   $11,249

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CIF LOW DURATION BOND FUND

Adviser:  Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-Advisers:  Metropolitan West Asset Management Company
               Seix Investment Advisors

FUND OBJECTIVE

Preservation of capital with higher total return than is generally obtainable from money market instruments by investing in a diversified portfolio of investment grade bonds and other fixed income securities with maturities between one and three years.

FUND STRATEGY

The CIF Low Duration Bond Fund invests primarily in a diversified portfolio of dollar denominated investment grade bonds, including obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, as well as corporate, asset-backed and mortgage-backed securities. Investment grade securities are those rated in one of the four highest categories at the time of investment, or determined by a Sub-Adviser to be of equivalent quality. The Fund may invest up to 20% of its assets in other fixed income securities, including non-dollar denominated securities and securities rated below investment grade at the time of purchase. The benchmark for the Fund is the Merrill Lynch 1-3 Year Treasury Index. The Fund will maintain an average portfolio duration of between one and three years. The Investment Manager allocates the Fund's assets among Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

For the year ended April 30, 2002, the CIF Low Duration Fund returned 5.72% compared to the Merrill Lynch 1-3 Year Treasury Index's return of 6.29%. Although the last few months have posed a difficult environment for corporate bonds, evidenced by increased volatility in corporate spreads, this sector faired well for the year. Historically wide spreads have contributed in terms of excess yield and helped counteract the price depreciation as a result of higher rates. However, as corporate bonds regained strength in 2002, the Fund sought to reduce corporate exposure hampering performance. In addition, problem credits such as WorldCom detracted from Fund performance. Although hindered by increased volatility during the latter half of 2001, MBS posted strong excess returns. Significant yield advantage coupled with declining volatility in the first quarter of 2002 helped MBS significantly outperform. Mortgage-backed securities outperformed Treasuries for the year, returning 8.3% vs. 7.3% respectively. The asset-backed sector faired well in each of the last four quarters due to the structure of these securities, which helped insulate it from substantial volatility in the market. For the year ending April 30, 2002, 2- and 5-year yields decreased 106 and 48 basis points, respectively. The Fund decreased exposure to Treasuries in March detracting from performance as the entire yield curve shifted upward due to an increase in yields.

TOTAL RETURN (AS OF 4/30/02)

                                                             One-Year             Since Inception (1/2/01)
                                                             --------             ------------------------
CIF Low Duration Bond Fund                                     5.72%                       6.54%
Merrill Lynch 1-3 Year Treasury Index                          6.29                        7.05

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

Growth of a $10,000 Investment in CIF Low Duration Bond Fund (since inception), and the Merrill Lynch 1-3 Year Treasury Index

                              CIF                  Merrill Lynch
                          Low Duration               1-3 Year
                           Bond Fund               Treasury Index
       1/2/2001             $10,000                   $10,000
      4/30/2001             $10,293                   $10,303
      7/31/2001             $10,511                   $10,512
     10/31/2001             $10,757                   $10,849
      1/31/2002             $10,798                   $10,851
      4/30/2002             $10,882                   $10,951

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CIF SHORT DURATION FUND

Adviser:  Commonfund Asset Management Company, Inc. (the "Investment Manager")

Sub-Advisers:  Wellington Management Company, LLP
               Western Asset Management Company

FUND OBJECTIVE

Current interest income with some price appreciation, each consistent with liquidity and safety of principal by investing in a portfolio of U.S. Government securities and other high quality debt securities.

FUND STRATEGY

The CIF Short Duration Fund invests in a diversified portfolio of securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, obligations of U.S. and foreign commercial banks, corporate debt securities, including commercial paper, and fully collateralized repurchase agreements with highly rated counterparts. The fixed income securities acquired by the Fund may include mortgage-backed and asset-backed securities. The Fund will invest only in fixed income securities rated at the time of investment in one of the three highest rating categories by a major rating agency, or determined by a Sub-Adviser to be of equivalent quality. The benchmark for the Fund is the Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund seeks to minimize fluctuations in net asset value by maintaining high credit quality standards and employing a relatively short effective duration. The Investment Manager allocates the Fund's assets among Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager.

ANALYSIS

The CIF Short Duration Fund has returned 3.52% compared to the benchmark Merrill Lynch 3-Month U.S. Treasury Bill Index of 3.04% over the 12 months ending April 30, 2002. The Federal Reserve's aggressive easing policy through 2001 produced a tremendous steepening on the front end of the Treasury yield curve. The Federal Open Market Committee reduced rates seven times for a total reduction in the Fed funds rate of 275 basis points. By increasing allocation to the 2-5 year sector, the Fund was able to capture excess yield due to a steep yield curve, as well as benefit from price gains in the 2-year sector. The Federal Reserve confirmed expectations that it was nearly at the end of its easing cycle, leaving the Fed funds rate unchanged at its last three meetings. However, the easing throughout 2001 produced a large rally at the front end of the Treasury yield curve. Although the Fund recently sought to shorten duration, it maintained a longer than benchmark duration throughout 2001. In this environment of falling interest rates, the long duration bias benefited Fund performance. The Fund's yield advantage aided performance. With particular emphasis on asset-backed and high quality commercial paper, the Fund produced incremental return over its all Treasury benchmark.

TOTAL RETURN (AS OF 4/30/02)

                                                             One-Year             Since Inception (5/1/00)
                                                             --------             ------------------------
CIF Short Duration Fund                                        3.52%                       5.22%
Merrill Lynch 3-Month U.S. Treasury Bill Index                 3.04                        4.64

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

Growth of a $10,000 Investment in CIF Short Duration Fund (since inception), and the Merrill Lynch 3-Month U.S. Treasury Bill Index

                                                   Merrill Lynch
                                                      3-Month
                           CIF Short               U.S. Treasury
                         Duration Fund               Bill Index
       5/1/2000             $10,000                   $10,000
      7/31/2000             $10,164                   $10,150
     10/31/2000             $10,328                   $10,310
      1/31/2001             $10,533                   $10,492
      4/30/2001             $10,695                   $10,627
      7/31/2001             $10,820                   $10,735
     10/31/2001             $10,961                   $10,845
      1/31/2002             $11,018                   $10,902
      4/30/2002             $11,071                   $10,950

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                         COMMONFUND INSTITUTIONAL FUNDS

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF
COMMONFUND INSTITUTIONAL FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIF Core Equity Fund, CIF Small Cap Growth Fund, CIF Small Cap Value Fund, CIF International Equity Fund, CIF Core Plus Bond Fund, CIF Inflation-Indexed Bond Fund, CIF Low Duration Bond Fund and CIF Short Duration Fund (collectively Commonfund Institutional Funds, referred to as the "Funds") at April 30, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 24, 2002

                         COMMONFUND INSTITUTIONAL FUNDS
                             CIF CORE EQUITY FUND

                      SCHEDULE OF INVESTMENTS APRIL 30, 2002

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCK 96.35%
                                 BASIC INDUSTRIES 2.17%
         4,900                   ALCOA INC                                                      $       166,747
         1,500                   B F GOODRICH CO                                                         47,880
         3,200                   BOWATER INC                                                            152,576
        10,200                   DOW CHEMICAL CO                                                        324,360
        16,000                   E I DU PONT DE NEMOURS & CO                                            712,000
         4,600                   EASTMAN CHEMICAL CO                                                    202,860
        13,600                   FREEPORT MCMORAN COPPER AND GOLD INC CL B*                             241,536
        11,600                   GEORGIA PACIFIC TIMBER GROUP                                           336,168
         4,400                   INCO LTD*                                                               88,132
         3,400                   MEADWESTVACO CORP                                                       99,824
         1,200                   MOHAWK INDS INC*                                                        77,196
         5,300                   NEWELL RUBBERMAID INC                                                  166,420
           200                   NEWMONT MINING CORP                                                      5,702
         3,500                   POTLATCH CORP                                                          120,820
           200                   PRAXAIR INC                                                             11,420
         1,100                   SEALED AIR CORP*                                                        49,137
         2,500                   WEYERHAUSER CO                                                         149,025
                                                                                                  -------------
                                 TOTAL BASIC INDUSTRIES                                               2,951,803

                                 CAPITAL GOODS 9.14%
         1,300                   ALTERA CORP*                                                            26,728
         6,500                   AMERICAN STD COS INC*                                                  485,550
        14,800                   BOEING CO                                                              660,080
           500                   CONEXANT SYS INC*                                                        5,100
         2,700                   DANAHER CORP                                                           193,266
         9,000                   DEERE & CO                                                             402,840
         3,100                   DOVER CORP                                                             115,506
           800                   EMERSON ELECTRIC CO                                                     42,712
         2,600                   ENERGIZER HLDGS INC*                                                    62,140
        12,964                   GENERAL DYNAMICS CORP                                                1,258,675
       103,600                   GENERAL ELECTRIC CO                                                  3,268,580
        19,400                   HONEYWELL INTL INC                                                     711,592
         3,800                   INGERSOLL-RAND CO                                                      189,810
         1,600                   JOHNSON CONTROLS INC                                                   138,000
        22,600                   KONINKLIJKE PHILIPS ELECTRS NV SPON ADR                                700,826
        24,098                   LOCKHEED MARTIN CORP                                                 1,515,764
         5,100                   MILLIPORE CORP                                                         203,745
           643                   NORTHROP GRUMMAN CORP                                                   77,584
         2,600                   PACKAGING CORP OF AMERICA*                                              51,350
        11,700                   SMURFIT-STONE CONTAINER CORP*                                          190,008
           500                   SPX CORP*                                                               67,325
         5,200                   TEXTRON INC                                                            255,736
        31,800                   THERMO ELECTRON CORP*                                                  601,020
         4,500                   TRW INC                                                                247,635
        52,500                   TYCO INTL LTD                                                          968,625
                                                                                                  -------------
                                 TOTAL CAPITAL GOODS                                                 12,440,197

                                 CONSUMER DURABLES 4.32%
        15,100                   BAYERISCHE MOTOREN WERKE AG                                            598,827
         8,900                   BLACK & DECKER CORP                                                    433,252
        10,242                   D R HORTON INC                                                         264,243
        39,100                   FORD MOTOR CO                                                          625,600
        24,984                   GENERAL MOTORS CORP                                                  1,602,724
        22,900                   GENERAL MOTORS CORP CL H*                                              343,042

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
-------------------------------------------------------------------------------------------------------------------
         4,900                   GOODYEAR TIRE & RUBBER CO                                      $       109,025
         2,200                   LEAR CORP*                                                             113,102
         9,718                   LENNAR CORP                                                            539,738
        15,364                   LOWES CO INC                                                           649,743
         4,516                   MDC HLDGS INC                                                          228,058
         2,000                   PENTAIR INC                                                             97,120
         3,600                   WHIRLPOOL CORP                                                         269,820
                                                                                                ---------------
                                 TOTAL CONSUMER DURABLES                                              5,874,294

                                 CONSUMER NON-DURABLES 8.22%
           100                   ADOLPH COORS CO CL B                                                     6,685
        15,768                   ANHEUSER BUSCH COS INC                                                 835,704
        17,300                   ARCHER DANIELS MIDLAND CO                                              229,571
         1,100                   AVON PRODUCTS INC                                                       61,435
         7,000                   BALL CORP                                                              332,850
         3,300                   CAMPBELL SOUP CO                                                        91,113
        22,100                   COCA COLA CO                                                         1,226,771
         9,800                   COLGATE PALMOLIVE CO                                                   519,498
         4,800                   CONSTELLATION BRANDS INC*                                              289,920
         3,700                   GILLETTE CO                                                            131,276
         9,200                   H J HEINZ CO                                                           386,308
         5,100                   INTL GAME TECHNOLOGY*                                                  321,045
         1,800                   JONES APPAREL GROUP INC*                                                70,110
         1,600                   KELLOGG CO                                                              57,472
         1,100                   KIMBERLY CLARK CORP                                                     71,632
         1,400                   LIZ CLAIBORNE INC                                                       43,806
        14,300                   MATTEL INC                                                             295,152
        16,300                   MONSANTO CO                                                            502,040
           500                   NIKE INC CL B                                                           26,665
        11,700                   PEPSI AMERICAS INC                                                     178,425
        36,703                   PEPSICO INC                                                          1,904,886
        14,300                   PHILIP MORRIS COS INC                                                  778,349
        11,100                   PROCTER & GAMBLE CO                                                  1,001,886
         1,000                   RJ REYNOLDS TOBACCO HLDGS INC                                           69,200
        20,700                   SARA LEE CORP                                                          438,426
         7,500                   SHERWIN WILLIAMS CO                                                    230,475
         1,800                   SMITHFIELD FOODS INC*                                                   37,980
         2,200                   TYSON FOODS INC CL A                                                    30,844
        11,866                   UNILEVER NV (NEW YORK SHARES)                                          767,730
         4,800                   UST INC                                                                191,040
         1,700                   VIAD CORP                                                               51,816
                                                                                                ---------------
                                 TOTAL CONSUMER NON-DURABLES                                         11,180,110

                                 CONSUMER SERVICES 14.30%
        15,800                   ACCENTURE LTD*                                                         338,752
        29,050                   AOL TIME WARNER INC*                                                   552,531
        36,200                   AT&T CORP                                                              474,944
         1,000                   AUTOZONE INC*                                                           76,000
         4,976                   BECTON DICKINSON & CO                                                  184,958
         6,894                   BED BATH & BEYOND INC*                                                 256,250
         2,200                   BEST BUY CO INC*                                                       163,570
         3,900                   BRUNSWICK CORP                                                         109,941
           400                   CALLAWAY GOLF CO                                                         7,040
        24,100                   CENDANT CORP*                                                          433,559
         5,000                   CIRCUIT CITY GROUP                                                     107,800

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
-------------------------------------------------------------------------------------------------------------------
         7,000                   DARDEN RESTAURANTS INC                                         $       279,300
         8,900                   DILLARDS INC CL A                                                      217,961
         9,900                   DONNELLEY R R & SONS CO                                                316,404
        10,300                   DUN & BRADSTREET CORP*                                                 396,653
        10,800                   FEDERATED DEPT STORES INC*                                             429,084
         9,851                   FEDEX CORP*                                                            509,001
         4,400                   FORTUNE BRANDS INC                                                     229,944
        12,000                   FOUR SEASONS HOTELS INC                                                599,400
         2,100                   GANNETT INC                                                            153,930
         3,500                   HARLEY DAVIDSON INC                                                    185,465
         8,700                   HARRAHS ENTMT INC*                                                     427,692
        37,859                   HOME DEPOT INC                                                       1,755,522
           900                   INTERPUBLIC GROUP COS INC                                               27,792
         1,600                   JC PENNEY CO INC                                                        34,784
         2,500                   KOHL'S CORP*                                                           184,250
        47,200                   KPMG CONSULTING LLP*                                                   826,000
         2,100                   LIBERTY MEDIA CORP CL A*                                                22,470
         9,800                   MANDALAY RESORT GROUP*                                                 351,428
        17,200                   MCDONALDS CORP                                                         488,480
           500                   MCGRAW HILL COS INC                                                     31,995
         8,012                   MGM GRAND INC*                                                         321,682
         3,000                   NEW YORK TIMES CO CL A                                                 139,680
         4,300                   OFFICE DEPOT INC*                                                       82,302
         4,784                   OMNICOM GROUP INC                                                      417,356
         3,200                   PANAMSAT CORP*                                                          75,168
         3,800                   PITNEY BOWES INC                                                       159,980
        11,200                   RADIO SHACK CORP                                                       349,440
         1,100                   ROSS STORES INC                                                         44,671
        15,400                   SEARS ROEBUCK & CO                                                     812,350
         1,400                   SPRINT FON GROUP                                                        22,190
         2,500                   STAPLES INC*                                                            49,925
         7,626                   STARBUCKS CORP*                                                        174,025
         7,700                   SUPERVALUE INC                                                         231,000
        23,385                   TIFFANY & CO                                                           929,554
         6,800                   TJX COS INC                                                            296,344
         9,800                   TRIBUNE CO                                                             432,866
         7,100                   TRICON GLOBAL RESTAURANTS INC*                                         447,726
         1,900                   UNITED RENTALS INC*                                                     48,450
        15,700                   VIACOM INC*                                                            739,470
        48,416                   WAL MART STORES INC                                                  2,704,518
           600                   WALGREEN CO                                                             22,662
        21,400                   WALT DISNEY CO                                                         496,052
        11,000                   WASTE MGMT INC                                                         289,740
                                                                                                   ------------
                                 TOTAL CONSUMER SERVICES                                             19,460,051

                                 ENERGY 6.88%
           900                   AES CORP*                                                                7,218
         3,300                   ANADARKO PETROLEUM CORP                                                177,606
           900                   BJ SERVICES CO*                                                         33,066
        18,200                   BURLINGTON RES INC                                                     808,626
         8,049                   CHEVRON TEXACO CORP                                                    697,929
        16,900                   CONOCO INC                                                             474,045
        29,600                   CONSTELLATION ENERGY GROUP INC                                         944,832
         1,800                   DYNEGY INC CL A                                                         32,400
        25,600                   EL PASO CORP                                                         1,024,000
         1,000                   ENSCO INTL INC                                                          33,760

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
-------------------------------------------------------------------------------------------------------------------
           300                   EOG RES INC                                                    $        12,765
        64,200                   EXXON MOBIL CORP                                                     2,578,914
         2,100                   HALLIBURTON CO                                                          35,679
         2,900                   MARATHON OIL CORP                                                       84,274
         3,600                   NOBLE DRILLING CORP*                                                   156,060
         7,800                   OCCIDENTAL PETROLEUM CORP                                              224,250
         4,700                   PHILLIPS PETROLEUM CO                                                  281,107
        10,700                   ROYAL DUTCH PETROLEUM CO (NEW YORK SHARES)                             559,182
         1,200                   SEMPRA ENERGY INC CV PFD                                                30,684
           600                   SUNOCO INC                                                              20,628
         8,900                   TRANSOCEAN SEDCO FOREX INC                                             315,950
        11,500                   UNOCAL CORP                                                            427,685
         4,444                   VALERO ENERGY CORP                                                     191,803
        11,100                   WILLIAMS COS INC                                                       212,010
                                                                                                 --------------
                                 TOTAL ENERGY                                                         9,364,473

                                 FINANCIAL SERVICES 19.83%
         8,500                   ACE LTD ADR                                                            369,920
        14,000                   AETNA INC                                                              666,400
         8,600                   AFLAC INC                                                              257,140
           200                   AMBAC FINANCIAL GROUP INC                                               12,572
        11,900                   AMERICAN EXPRESS CO                                                    488,019
        19,373                   AMERICAN INTL GROUP INC                                              1,339,062
         6,600                   AMSOUTH BANCORP                                                        149,886
        32,113                   AON CORP                                                             1,147,397
        14,400                   BANK OF NEW YORK INC                                                   526,896
        10,500                   BANK ONE CORP                                                          429,135
         2,700                   BEAR STEARNS COS INC                                                   167,238
        15,182                   CAPITAL ONE FINL CORP                                                  909,250
         5,400                   CHARLES SCHWAB CORP                                                     61,506
         6,500                   CHARTER ONE FINL INC                                                   229,970
         2,346                   CHUBB CORP                                                             179,938
        10,100                   CIGNA CORP                                                           1,100,900
        58,294                   CITIGROUP INC                                                        2,524,130
         2,800                   COMERICA INC                                                           175,980
        13,600                   EQUIFAX INC                                                            371,552
        22,562                   FANNIE MAE                                                           1,780,819
         3,900                   FIRSTMERIT CORP                                                        110,760
        25,400                   FLEETBOSTON FINL CORP                                                  896,620
         6,800                   FRANKLIN RESOURCES INC                                                 284,920
         4,900                   FREDDIE MAC                                                            320,215
         2,400                   GOLDEN ST BANCORP INC                                                   79,176
           100                   GREENPOINT FINL CORP                                                     4,945
         9,500                   HARTFORD FINL SVCS GROUP INC                                           658,350
         4,300                   HOUSEHOLD INTL INC                                                     250,647
         1,000                   INVESTMENT TECH GROUP*                                                  46,000
         1,050                   JEFFERSON PILOT CORP                                                    52,584
         5,300                   JOHN HANCOCK FINL SVCS INC                                             204,580
        19,690                   JP MORGAN CHASE & CO INC                                               691,119
           600                   KEYCORP                                                                 16,866
        12,450                   LEHMAN BROTHERS HOLDINGS INC                                           734,550
         8,800                   LINCOLN NATL CORP                                                      421,520
         9,150                   MASSBANK CORP                                                          277,062
         8,936                   MBNA CORP                                                              316,781
         5,400                   MELLON FINL CORP                                                       203,904
         3,400                   MERRILL LYNCH & CO INC                                                 142,596

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
-------------------------------------------------------------------------------------------------------------------
         7,300                   METLIFE INC                                                    $       249,222
         1,300                   MGIC INVESTMENT CORP                                                    92,768
         4,500                   NATIONAL CITY CORP                                                     140,400
         1,400                   NATIONWIDE FINL SVCS INC CL A                                           57,400
         1,200                   PAYCHEX INC                                                             44,796
           800                   PMI GROUP INC                                                           64,896
         7,100                   PNC FINL SVCS GROUP INC                                                391,565
        12,600                   PRINCIPAL FINL GROUP INC*                                              350,280
         4,500                   PROGRESSIVE CORP                                                       258,750
         9,200                   PRUDENTIAL FINL INC*                                                   295,320
         1,200                   SABRE GROUP HLDGS INC CL A*                                             55,800
         6,200                   ST PAUL COS INC                                                        308,822
           300                   STILLWELL FINL INC                                                       6,408
         1,000                   SUNTRUST BANKS INC                                                      67,980
        25,700                   UNUMPROVIDENT CORP                                                     725,768
        66,058                   US BANCORP                                                           1,565,575
        14,922                   USA EDUCATION INC                                                    1,430,274
        16,900                   WACHOVIA CORP                                                          642,876
        11,200                   WASHINGTON MUTUAL INC                                                  422,576
        18,500                   WELLS FARGO & CO                                                       946,275
         2,700                   XL CAPITAL LTD CL A                                                    254,745
                                                                                                 --------------
                                 TOTAL FINANCIAL SERVICES                                            26,973,401

                                 HEALTHCARE 14.26%
         6,000                   ABBOTT LABS                                                            323,700
           800                   ALLERGAN INC                                                            52,728
         2,500                   AMERISOURCE BERGEN CORP                                                193,750
         9,400                   AMGEN INC*                                                             497,072
         4,200                   BAUSCH & LOMB INC                                                      151,074
         9,174                   BAXTER INTL INC                                                        522,000
           600                   BECKMAN COULTER INC                                                     28,662
         9,000                   BIOGEN INC*                                                            391,230
        11,200                   BOSTON SCIENTIFIC CORP*                                                279,104
        38,700                   BRISTOL MYERS SQUIBB CO                                              1,114,560
         2,600                   C R BARD INC                                                           142,844
         1,200                   CARDINAL HEALTH INC                                                     83,100
         6,100                   CELGENE CORP*                                                          120,658
         3,600                   CEPHALON INC*                                                          211,104
         8,700                   ELI LILLY & CO                                                         574,635
           800                   FOREST LABS INC CL A*                                                   61,712
         4,300                   GENZYME CORP*                                                          176,042
         6,700                   GUIDANT CORP*                                                          251,920
         6,500                   HCR MANOR CARE*                                                        166,660
         8,900                   ICN PHARMACEUTICALS INC                                                246,174
         4,800                   INVITROGEN CORP*                                                       166,464
        54,462                   JOHNSON & JOHNSON                                                    3,477,943
           500                   MEDICIS PHARMACEUTICAL CORP CL A*                                       26,775
         5,800                   MEDTRONIC INC                                                          259,202
        14,100                   MERCK & CO INC                                                         766,194
           700                   MYLAN LABS INC                                                          18,536
         6,800                   OXFORD HEALTH PLANS INC*                                               313,888
        62,800                   PFIZER INC                                                           2,282,780
        21,800                   PHARMACIA CORP                                                         898,814
         5,898                   QUEST DIAGNOSTICS INC*                                                 542,203
         8,100                   SCHERING PLOUGH CORP                                                   221,130
         1,300                   ST JUDE MED INC*                                                       108,173

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
-------------------------------------------------------------------------------------------------------------------
        27,802                   TENET HEALTHCARE CORP*                                         $     2,039,833
        16,988                   UNITED HEALTH GROUP INC                                              1,491,716
         5,619                   VIASYS HEALTHCARE INC*                                                 113,391
         3,300                   WELLPOINT HEALTH NETWORK INC*                                          247,764
        14,002                   WYETH CORP                                                             798,114
           970                   ZIMMER HOLDINGS INC*                                                    33,669
                                                                                                ---------------
                                 TOTAL HEALTHCARE                                                    19,395,318

                                 TECHNOLOGY 11.45%
         4,456                   3M CO                                                                  560,565
         2,400                   ADOBE SYS INC                                                           95,904
         5,000                   AGILENT TECHNOLOGIES INC*                                              150,250
         5,572                   ALLIANT TECHSYSTEMS INC*                                               600,104
         3,700                   APPLE COMPUTER INC*                                                     89,799
        14,600                   APPLIED MATERIALS INC*                                                 355,072
         2,400                   AUTODESK INC                                                            44,136
        10,700                   AUTOMATIC DATA PROCESSING INC                                          543,988
         1,700                   BROADCOM CORP*                                                          58,650
        10,900                   CADENCE DESIGN SYS INC*                                                223,232
        80,200                   CISCO SYS INC*                                                       1,174,930
         6,800                   COMPAQ COMPUTER CORP                                                    69,020
         6,000                   COMPUTER ASSOC INTL INC                                                111,600
        15,200                   COMPUTER SCIENCES CORP*                                                681,720
        14,100                   DELL COMPUTER CORP*                                                    371,394
           100                   ELECTRONIC DATA SYSTEMS CORP                                             5,426
         8,400                   EMC CORP*                                                               76,776
           300                   EMULEX CORP*                                                             8,697
         4,100                   FIRST DATA CORP                                                        325,909
        32,400                   HEWLETT PACKARD CO                                                     554,040
        14,000                   IBM CORP                                                             1,172,640
        67,460                   INTEL CORP                                                           1,930,031
         2,500                   JDS UNIPHASE CORP*                                                      10,850
         2,500                   KLA TENCOR CORP*                                                       147,425
         2,306                   L-3 COMMUNICATIONS HLDGS INC*                                          294,661
         1,000                   LINEAR TECHNOLOGY CORP                                                  38,860
         2,116                   MAXIM INTEGRATED PRODS INC*                                            105,377
         2,800                   MICROCHIP TECHNOLOGY INC*                                              124,600
         3,100                   MICRON TECHNOLOGY INC*                                                  73,470
        48,800                   MICROSOFT CORP*                                                      2,550,288
        20,500                   MOTOROLA INC                                                           315,700
         3,000                   NATIONAL SEMICONDUCTOR CORP*                                            94,560
           600                   NETWORK APPLIANCE INC*                                                  10,470
         4,900                   NEXTEL PARTNERS INC CL A*                                               24,941
        10,600                   NORTEL NETWORKS CORP                                                    36,040
         1,400                   NOVELLUS SYS INC*                                                       66,360
        30,400                   ORACLE CORP*                                                           305,216
           400                   QLOGIC CORP*                                                            18,284
         3,300                   QUALCOMM INC*                                                           99,528
         8,300                   RAYTHEON CO                                                            351,090
           700                   SCIENTIFIC ATLANTA INC                                                  14,000
         3,600                   SIEBEL SYS INC*                                                         87,084
        13,200                   STORAGE TECHNOLOGY CORP*                                               271,656
           200                   SUNGARD DATA SYS INC*                                                    5,952
         1,700                   SYMANTEC CORP*                                                          60,197
        17,900                   TEXAS INSTRUMENTS INC                                                  553,647
         2,400                   TOTAL SYSTEM SERVICES INC                                               53,400

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
-------------------------------------------------------------------------------------------------------------------
         7,400                   UNITED TECHNOLOGIES CORP                                       $       519,258
           300                   VERITAS SOFTWARE CO*                                                     8,502
         1,500                   XEROX CORP*                                                             13,275
         1,400                   XILINX INC*                                                             52,864
         4,200                   YAHOO! INC*                                                             61,992
                                                                                                ---------------
                                 TOTAL TECHNOLOGY                                                    15,573,430

                                 TRANSPORTATION 1.53%
        11,100                   BURLINGTON NORTH SANTA FE CORP                                         305,139
         6,300                   CNF INC                                                                199,143
        10,900                   CSX CORP                                                               394,253
        10,200                   NORFOLK SOUTHN CORP                                                    218,586
         8,232                   RYANAIR HOLDINGS PLC SPON ADR*                                         255,192
         1,963                   RYDER SYS INC                                                           55,671
         6,208                   SKYWEST INC                                                            142,474
        28,392                   SOUTHWEST AIRLS CO                                                     517,018
                                                                                                ---------------
                                 TOTAL TRANSPORTATION                                                 2,087,476

                                 UTILITIES 4.25%
         2,600                   ALLEGHENY ENERGY INC                                                   108,992
         4,300                   ALLTEL CORP                                                            212,850
           200                   AMEREN CORP                                                              8,352
        30,200                   BELLSOUTH CORP                                                         916,570
           100                   DOMINION RES INC                                                         6,642
         4,400                   DUKE ENERGY CORP                                                       168,652
         1,700                   EDISON INTL*                                                            30,855
        13,700                   ENTERGY CORP                                                           635,680
        11,100                   EXELON CORP                                                            602,730
         1,797                   FIRSTENERGY CORP                                                        59,840
         1,500                   KEYSPAN CORP                                                            52,950
         1,800                   MIRANT CORP*                                                            21,744
         1,400                   NISOURCE INC                                                            30,940
         2,300                   NRG ENERGY INC*                                                         28,796
         1,900                   PG&E CORP*                                                              44,650
           700                   PPL CORP                                                                26,677
         1,100                   PUBLIC SERVICE ENTERPRISE GROUP INC                                     50,985
         1,800                   RELIANT ENERGY INC                                                      45,684
        42,800                   RELIANT RESOURCES INC*                                                 660,404
        23,400                   SBC COMMUNICATIONS INC                                                 726,804
        47,300                   SPRINT CORP (PCS GROUP)*                                               530,233
           500                   TELEPHONE & DATA SYS INC                                                43,000
        18,500                   VERIZON COMMUNICATIONS INC                                             742,035
        12,200                   WORLDCOM INC*                                                           30,244
                                                                                                ---------------
                                 TOTAL UTILITIES                                                      5,786,309
                                                                                                ---------------
TOTAL COMMON STOCK (COST $134,416,473)                                                              131,086,862

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
-------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK 0.59%

CONSUMER DURABLES 0.59%

         1,788                   PORSCHE AG PFD                                                 $       798,349
                                                                                                ---------------
TOTAL CONSUMER DURABLES                                                                                 798,349
                                                                                                ---------------
TOTAL PREFERRED STOCK (COST $811,609)                                                                   798,349

TOTAL INVESTMENTS AT VALUE 96.94% (COST $135,228,082)                                               131,885,211

OTHER ASSETS IN EXCESS OF LIABILITIES 3.06%                                                           4,168,056
                                                                                                ---------------
NET ASSETS 100.00%                                                                              $   136,053,267
                                                                                                ===============

-------------------------
*           Non-income producing security

ADR         American Depositary Receipt

SPON ADR    Sponsored American Depositary Receipt

             See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF SMALL CAP GROWTH FUND

                     SCHEDULE OF INVESTMENTS APRIL 30, 2002

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCK 95.84%

                                 BASIC INDUSTRIES 1.52%
         6,300                   GIBRALTAR STEEL CORP                                           $       144,144
        12,300                   INSIGHT ENTERPRISES INC*                                               321,030
         6,400                   JACOBS ENGINEERING GROUP INC*                                          252,544
         4,000                   SILGAN HLDGS INC*                                                      159,200
         8,300                   VEECO INSTRUMENTS INC*                                                 245,929
                                                                                                ---------------
                                 TOTAL BASIC INDUSTRIES                                               1,122,847

                                 CAPITAL GOODS 10.54%

        18,500                   ACXIOM CORP*                                                           307,655
        15,600                   ASYST TECHNOLOGIES INC*                                                255,840
        12,400                   BORON LEPORE & ASSOCIATES INC*                                         147,560
        13,000                   CHIPPAC INC*                                                           118,950
        16,900                   COGNEX CORP*                                                           416,585
        11,300                   CYMER INC*                                                             534,151
        24,400                   DOCUMENTUM INC*                                                        473,848
        14,000                   DSP GROUP INC*                                                         297,080
         7,300                   EDO CORP                                                               225,935
         3,900                   FLIR SYSTEMS INC*                                                      155,520
         8,400                   FLOWSERVE CORP*                                                        289,800
        24,700                   GLOBAL POWER EQUIPMENT GROUP INC*                                      285,285
         2,000                   INSITUFORM TECHNOLOGIES INC CL A*                                       49,700
         6,500                   INTERMAGNETICS GENERAL CORP*                                           163,345
        24,600                   ITRON INC*                                                             876,990
        17,500                   KULICKE & SOFFA INDS INC*                                              317,450
         5,400                   MANITOWAC INC                                                          235,980
        15,600                   PDF SOLUTIONS INC*                                                     207,792
        20,000                   PRI AUTOMATION INC*                                                    371,800
        19,000                   QUANTA SVCS INC*                                                       318,440
         6,600                   ROPER INDS INC                                                         303,534
         5,500                   STERICYCLE INC*                                                        371,415
        11,300                   TECHNITROL INC                                                         287,020
        10,800                   URS CORP*                                                              332,640
         8,500                   WASTE CONNECTIONS INC*                                                 300,050
         7,600                   WATTS INDS INC CL A                                                    138,396
                                                                                                ---------------
                                 TOTAL CAPITAL GOODS                                                  7,782,761

                                 CONSUMER DURABLES 10.28%
        12,100                   ACTION PERFORMANCE COS INC*                                            569,305
        20,500                   AMERICAN AXLE & MANUFACTURING HLDGS INC*                               676,500
        10,300                   BEAZER HOMES USA INC*                                                  911,756
        17,600                   D R HORTON INC                                                         454,080
        23,300                   DOUBLECLICK INC*                                                       180,808
         6,900                   ENTERCOM COMMUNICATIONS CORP*                                          360,525
        10,500                   HOVNANIAN ENTERPRISES INC CL A*                                        319,620
         6,600                   HUGHES SUPPLY INC                                                      275,352
        16,500                   KB HOME                                                                822,525
         8,400                   MDC HLDGS INC                                                          424,200
         5,700                   MODINE MFG CO                                                          167,694
        10,800                   MONACO COACH CORP*                                                     310,176
        10,600                   PULTE CORP                                                             563,920
         7,800                   RYLAND GROUP INC                                                       858,000
         6,700                   SNAP ON INC                                                            212,256
         8,700                   SUPERIOR INDS INTL INC                                                 448,659

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
         1,300                   WCI COMMUNITIES INC*                                           $        37,349
                                                                                                ---------------
                                 TOTAL CONSUMER DURABLES                                              7,592,725

                                 CONSUMER NON-DURABLES 2.91%
         5,200                   AMERICAN ITALIAN PASTA CO CL A*                                        258,648
         3,100                   CINTAS CORP                                                            160,487
         1,200                   CONSTELLATION BRANDS INC*                                               72,480
        39,500                   CROWN CORK & SEAL INC*                                                 444,770
        29,500                   FRESH DEL MONTE PRODUCE INC                                            694,725
        18,700                   GENESCO INC*                                                           520,795
                                                                                                ---------------
                                 TOTAL CONSUMER NON-DURABLES                                          2,151,905

                                 CONSUMER SERVICES 17.08%
         7,300                   ADMINISTAFF INC*                                                       167,535
         6,300                   ADVISORY BOARD CO*                                                     211,050
        31,900                   ALAMOSA HLDGS INC*                                                     163,009
         7,300                   ALLIANCE GAMING CORP*                                                  108,624
        16,600                   ALLOY ONLINE INC*                                                      209,990
        26,100                   AMN HEALTHCARE SVCS INC*                                               804,141
        16,200                   BORDERS GROUP INC*                                                     377,622
         5,600                   BORGWARNER AUTOMOTIVE INC                                              349,888
        21,700                   BUCA INC*                                                              368,900
         9,100                   CHICO'S FAS INC*                                                       328,328
         8,000                   CKE RESTAURANT INC*                                                     99,200
         8,200                   COST PLUS INC*                                                         241,490
        17,900                   DUANE READE INC*                                                       568,325
         6,200                   EDUCATION MANAGEMENT CORP*                                             267,344
         4,000                   FASTENAL CO                                                            334,560
        21,900                   FIRST CONSULTING GROUP INC*                                            197,100
        28,400                   FOOTLOCKER INC*                                                        447,300
        10,400                   GUITAR CTR INC*                                                        205,296
        14,300                   GYMBOREE CORP*                                                         260,832
        33,000                   HIBBETT SPORTING GOODS INC*                                            869,550
        18,050                   HOT TOPIC INC*                                                         407,208
        19,300                   KRISPY KREME DOUGHNUTS INC*                                            736,874
        21,700                   KROLL INC*                                                             402,318
         5,300                   LINENS `N THINGS INC*                                                  183,910
        11,500                   MENS WEARHOUSE INC*                                                    283,130
         6,900                   NCO GROUP INC*                                                         192,096
         9,100                   PACIFIC SUNWEAR OF CALIFORNIA INC*                                     227,318
        13,300                   PEP BOYS- MANNY MOE & JACK                                             254,695
        16,900                   PETSMART INC*                                                          253,838
         4,100                   PHOTRONICS INC*                                                        135,587
        49,100                   PRG-SCHULTZ INTL INC*                                                  673,652
         7,000                   RARE HOSPITALITY INTL INC*                                             196,000
        19,900                   REGENT COMMUNICATIONS INC*                                             151,837
        18,800                   RYAN'S FAMILY STK HSE INC*                                             492,560
         3,600                   SCOTTS CO CL A*                                                        171,756
        10,400                   STAGE STORES INC*                                                      332,696
        11,300                   STEINER LEISURE LTD*                                                   226,000
         6,000                   TETRA TECH INC*                                                         85,560
         4,300                   TWEETER HOME ENTERTAINMENT GROUP INC*                                   70,993
         9,200                   VALUEVISION INTL INC CL A*                                             173,788
        33,100                   XM SATELITE RADIO HLDGS INC*                                           380,981
                                                                                                ---------------
                                 TOTAL CONSUMER SERVICES                                             12,612,881

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
                                 ENERGY 4.18%
         2,600                   ENSCO INTL INC                                                 $        87,776
        22,900                   GLOBAL INDS LTD*                                                       220,756
        10,300                   PATTERSON-UTI ENERGY INC*                                              329,600
        19,100                   PRIDE INTL INC*                                                        355,069
         4,900                   SEACOR SMIT INC*                                                       235,690
         5,200                   SMITH INTL INC*                                                        364,260
        27,500                   SUPERIOR ENERGY SERVICES INC*                                          306,900
        29,700                   ULTRA PETROLEUM CORP*                                                  261,657
         6,600                   UNIT CORP*                                                             128,832
        11,200                   VARCO INTL INC*                                                        229,488
        17,600                   VERITAS DGC INC*                                                       318,560
        13,300                   WILLBROS GROUP INC*                                                    249,508
                                                                                                ---------------
                                 TOTAL ENERGY                                                         3,088,096

                                 FINANCIAL SERVICES 3.76%
         7,700                   AFFILIATED MANAGERS GROUP INC*                                         489,720
         6,900                   COMMUNITY FIRST BANKSHARES INC                                         189,612
        21,600                   DIGITAL INSIGHT CORP*                                                  410,616
        19,300                   E*TRADE GROUP INC*                                                     145,522
         7,900                   GREATER BAY BANCORP                                                    264,571
        17,400                   IPC HLDGS LTD                                                          593,340
        21,300                   NETBANK INC*                                                           341,865
         2,200                   STANCORP FINL GROUP INC                                                128,700
         8,750                   WINTRUST FINL CORP                                                     216,125
                                                                                                ---------------
                                 TOTAL FINANCIAL SERVICES                                             2,780,071

                                 HEALTHCARE 16.64%
        13,800                   AAIPHARMA INC*                                                         385,434
         7,400                   ADVANCED NEUROMODULATION SYSTEMS INC*                                  229,178
        36,700                   ALIGN TECHNOLOGY INC*                                                  141,295
         9,800                   AMSURG CORP*                                                           284,200
        20,000                   BENTLEY PHARMACEUTICALS INC*                                           229,000
        15,900                   CENTENE CORP*                                                          410,061
         5,400                   CERUS CORP*                                                            276,534
        19,900                   CHARLES RIVER LABS INTL INC*                                           596,005
         4,000                   CIMA LABS INC*                                                          79,880
        27,400                   CLOSURE MED CORP*                                                      408,534
         9,600                   COMMUNITY HEALTH SYSTEMS INC*                                          278,592
        23,100                   CROSS COUNTRY INC*                                                     699,006
        12,500                   CUBIST PHARMACEUTICALS INC*                                            174,750
        45,800                   CYTYC CORP*                                                            719,518
        10,800                   ENZON INC*                                                             402,192
        21,700                   EPIX MEDICAL INC*                                                      285,572
        11,800                   EXACT SCIENCES CORP*                                                   139,358
        32,600                   FIRST HORIZON PHARMACEUTICALS CORP*                                    848,904
        33,900                   HEALTHSOUTH CORP*                                                      511,890
         7,300                   IGEN INTL INC*                                                         301,928
         3,700                   INAMED CORP*                                                           136,271
        52,100                   INSMED INC*                                                            142,754
         6,000                   KENSEY NASH CORP*                                                      115,500
        14,100                   LABONE INC CL A*                                                       280,590
        17,500                   MEDICIS PHARMACEUTICAL CORP CL A*                                      937,125
         8,600                   MID ATLANTIC MEDICAL SVCS INC*                                         313,298
        10,800                   NEUROCRINE BIOSCIENCES INC*                                            355,212
        17,000                   PEDIATRIX MEDICAL GROUP INC*                                           798,830

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
        12,000                   RITA MEDICAL SYSTEMS INC*                                      $       107,160
        18,100                   SANGSTAT MEDICAL CORP*                                                 421,730
        14,100                   STERIS CORP*                                                           312,315
         3,100                   TARO PHARMACEUTICAL INDS LTD*                                           68,033
         9,600                   TECHNE CORP*                                                           256,224
           800                   THERASENSE INC*                                                         20,000
        28,600                   THORATEC LABS CORP*                                                    234,806
        10,800                   UNILAB CORP*                                                           323,676
         2,300                   UNITED SURGICAL PARTNERS INTL INC*                                      66,470
                                                                                                ---------------
                                 TOTAL HEALTHCARE                                                    12,291,825

                                 REAL ESTATE (PUBLICLY TRADED) 0.68%
         8,600                   HEALTHCARE REALTY TRUST INC                                            260,580
        13,800                   MERISTAR HOSPITALITY CORP                                              242,190
                                                                                                ---------------
                                 TOTAL REAL ESTATE (PUBLICLY TRADED)                                    502,770

                                 TECHNOLOGY 24.92%
        22,700                   3COM CORP*                                                             130,979
        16,600                   ASE TEST LTD*                                                          226,258
        15,600                   ASPEN TECHNOLOGY INC*                                                  211,380
        14,000                   AT&T WIRELESS SVCS INC*                                                125,300
        12,600                   AVOCENT CORP*                                                          315,000
        24,200                   AXCELIS TECHNOLOGIES INC*                                              348,480
        11,000                   CAMINUS CORP*                                                          205,370
        37,450                   C-COR.NET CORP*                                                        409,703
        10,600                   CIRRUS LOGIC INC*                                                      128,790
         9,800                   COMMONWEALTH TELEPHONE ENTERPRISES INC*                                370,930
        23,700                   CYBEROPTICS CORP*                                                      275,631
        35,800                   DMC STRATEX NETWORKS INC*                                              150,360
         4,900                   DRS TECHNOLOGIES INC*                                                  226,625
        18,800                   E PIPHANY INC*                                                         113,176
         4,300                   FIDELITY NATIONAL INFORMATION SOLUTIONS INC*                           102,039
        29,700                   FILENET CORP*                                                          512,325
        26,800                   FREEMARKETS INC*                                                       475,968
        24,400                   GLOBESPAN VIRATA INC*                                                  143,960
         2,800                   HI/FN INC*                                                              29,680
        23,400                   HPL TECHNOLOGIES INC*                                                  279,864
        15,700                   HYPERION SOLUTIONS CORP*                                               367,380
         7,050                   I-MANY INC*                                                             39,480
        23,100                   INKTOMI CORP*                                                           53,592
        14,000                   INTEGRATED DEVICE TECHNOLOGY INC*                                      392,560
         6,900                   INTERCEPT GROUP INC*                                                   209,622
        11,900                   INTRADO INC*                                                           221,221
        25,100                   J D EDWARDS & CO*                                                      278,610
        13,800                   KEANE INC*                                                             215,832
         1,600                   KLA TENCOR CORP*                                                        94,352
        24,200                   LTX CORP*                                                              513,282
        14,000                   MANUGISTICS GROUP INC*                                                 220,640
        15,967                   MARVELL TECHNOLOGY GROUP LTD*                                          574,812
         6,500                   MCSI INC*                                                               94,120
        16,300                   MERCURY INTERACTIVE CORP*                                              607,501
         6,500                   METTLER TOLEDO INTL INC*                                               249,925
        17,000                   MICREL INC*                                                            373,150
        12,200                   MIM CORP*                                                              217,160
        10,700                   MYKROLIS CORP*                                                         157,718
        15,300                   NETIQ CORP*                                                            343,179

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
        15,700                   NETWORK ASSOCIATES INC*                                        $       278,675
        18,100                   NUMERICAL TECHNOLOGIES INC*                                            236,024
        10,800                   O2MICRO INTL LTD*                                                      176,040
        39,100                   OAK TECHNOLOGY INC*                                                    556,393
        18,300                   OVERTURE SERVICES INC*                                                 625,677
         6,200                   PEGASUS SYSTEMS INC*                                                   120,094
        16,300                   PERICOM SEMICONDUCTOR CORP*                                            232,601
         2,900                   PROGRESS SOFTWARE CORP*                                                 48,865
         4,500                   PROQUEST CO*                                                           183,150
        11,000                   RMH TELESERVICES INC*                                                  140,360
        11,500                   RUDOLPH TECHNOLOGIES INC*                                              350,750
         9,500                   S1 CORP*                                                                85,215
        28,600                   SANDISK CORP*                                                          467,896
         5,600                   SECURE COMPUTING CORP*                                                  70,392
        27,800                   SERENA SOFTWARE INC*                                                   382,250
        35,800                   SILICON STORAGE TECHNOLOGY INC*                                        355,136
        26,500                   SIPEX CORP*                                                            259,435
        25,200                   TEKELEC*                                                               266,616
         7,900                   TIER TECHNOLOGIES INC CL B*                                            118,895
        12,800                   TOLLGRADE COMMUNICATIONS INC*                                          257,408
        28,600                   UTSTARCOM INC*                                                         700,700
        15,800                   VARIAN SEMICONDUCTOR EQUIPMENT ASSOCS INC*                             738,176
        33,400                   VASTERA INC*                                                           185,036
        22,400                   VIRAGE LOGIC CORP*                                                     403,200
         4,700                   VITALWORKS INC*                                                         35,626
         6,800                   WEBEX COMMUNICATIONS INC*                                              117,164
        14,600                   WEBSENSE INC*                                                          389,966
        40,000                   WITNESS SYSTEMS INC*                                                   314,760
        20,300                   YAHOO! INC*                                                            299,628
                                                                                                ---------------
                                 TOTAL TECHNOLOGY                                                    18,402,082

                                 TRANSPORTATION 2.54%
        34,300                   AIRBORNE INC                                                           711,382
         6,000                   ARKANSAS BEST CORP*                                                    144,900
        24,800                   ATLANTIC COAST AIRLS HLDGS INC*                                        541,880
         1,200                   OMI CORP*                                                                5,412
         6,800                   US FREIGHTWAYS CORP                                                    227,460
        13,966                   WERNER ENTERPRISES INC                                                 247,897
                                                                                                ---------------
                                 TOTAL TRANSPORTATION                                                 1,878,931

                                 UTILITIES 0.79%
        22,900                   HEADWATERS INC*                                                        407,620
        59,700                   SBA COMMUNICATIONS CORP*                                               172,473
                                                                                                ---------------
                                 TOTAL UTILITIES                                                        580,093
                                                                                                ---------------
TOTAL COMMON STOCK (COST $68,769,189)                                                                70,786,987

TOTAL INVESTMENTS AT VALUE 95.84% (COST $68,769,189)                                                 70,786,987


OTHER ASSETS IN EXCESS OF LIABILITIES 4.16%                                                           3,073,612
                                                                                                ---------------
NET ASSETS 100.00%                                                                              $    73,860,599
                                                                                                ===============

---------------------------
* Non-income producing security

             See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                            CIF SMALL CAP VALUE FUND

                     SCHEDULE OF INVESTMENTS APRIL 30, 2002

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCK 93.38%

                                 BASIC INDUSTRIES 7.25%
         8,700                   A SCHULMAN INC                                                 $       176,610
        22,200                   AGRIUM INC                                                             216,450
         2,600                   AK STEEL HLDG CORP*                                                     31,876
         8,400                   BE AEROSPACE INC*                                                      109,200
         7,600                   CARPENTER TECHNOLOGY CORP                                              201,400
        42,900                   CNH GLOBAL NV                                                          246,675
         4,700                   FMC CORP*                                                              181,890
        10,800                   FREEPORT MCMORAN COPPER & GOLD INC CL B*                               191,808
         9,000                   GREAT LAKES CHEM CORP                                                  231,660
        32,600                   HERCULES INC*                                                          397,720
        36,100                   IMC GLOBAL INC                                                         454,860
        27,400                   INTERPOOL INC                                                          580,880
         5,900                   JACOBS ENGINEERING GROUP INC*                                          232,814
        14,800                   KENNAMETAL INC                                                         586,968
         6,900                   LONGVIEW FIBRE CO                                                       69,345
         7,200                   LSI INDS INC                                                           143,064
        18,000                   MAVERICK TUBE CORP*                                                    326,700
         2,900                   MILLENIUM CHEMICALS INC                                                 39,585
         9,100                   OLIN CORP                                                              165,711
        32,700                   RELIANCE STEEL & ALUMINUM CO                                         1,054,575
         3,601                   SILGAN HLDGS INC*                                                      143,320
         4,500                   THE VALSPAR CORP                                                       207,225
         2,500                   TREDEGAR CORP                                                           57,375
         8,100                   UNIVERSAL FOREST PRODUCTS INC                                          202,500
                                                                                                ---------------
                                 TOTAL BASIC INDUSTRIES                                               6,250,211

                                 CAPITAL GOODS 9.40%
        12,900                   ACTEL CORP*                                                            313,470
         8,400                   ALBANY INTL CORP CL A                                                  211,512
        27,900                   ANADIGICS INC*                                                         282,906
         3,900                   APPLIED INDUSTRIAL TECHNOLOGIES INC                                     77,610
         8,200                   ARMOR HLDGS INC*                                                       207,870
        12,200                   ARTESYN TECHNOLOGIES INC*                                               94,794
         6,000                   CUMMINS ENGINE INC                                                     255,300
         5,000                   ELECTRO SCIENTIFIC INDS INC*                                           150,300
        35,100                   FLOWSERVE CORP*                                                      1,210,950
         3,100                   GENESIS MICROCHIP INC*                                                  74,431
        10,100                   HERLEY INDUSTRIES INC*                                                 214,928
         8,700                   HUBBELL INC CL B                                                       299,541
         7,400                   INTERMAGNETICS GENERAL CORP*                                           185,962
         9,600                   INTERTAPE POLYMER GROUP INC*                                           117,600
        10,100                   JOY GLOBAL INC*                                                        162,610
        45,800                   KEMET CORP*                                                            887,146
         4,300                   MANITOWAC INC                                                          187,910
         4,900                   MARTIN MARIETTA MATERIALS INC                                          190,904
         2,500                   NS GROUP INC*                                                           24,925
         7,000                   PALL CORP                                                              145,600
        50,200                   PERKINELMER INC                                                        642,560
        10,700                   REGAL-BELOIT CORP                                                      279,805
        31,500                   SANMINA CORP*                                                          327,600
         1,500                   TENNANT CO                                                              66,000
        17,700                   TEREX CORP*                                                            443,385
         6,700                   TRINITY INDS INC                                                       157,450

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
        17,200                   UNITED STATIONERS INC*                                         $       670,972
         2,600                   VICOR CORP*                                                             36,036
        12,200                   WABTEC CORP                                                            186,538
                                                                                                ---------------
                                 TOTAL CAPITAL GOODS                                                  8,106,615

                                 CONSUMER DURABLES 8.21%
         2,900                   AFTERMARKET TECHNOLOGY CORP*                                            66,555
        22,200                   AMERICAN AXLE & MANUFACTURING HLDGS INC*                               732,600
         7,000                   CHAMPION ENTERPRISES INC*                                               58,100
        38,600                   CLAYTON HOMES INC                                                      660,060
        14,200                   COOPER TIRE & RUBBER CO                                                352,160
        11,100                   CUMULUS MEDIA INC*                                                     207,903
        30,300                   D R HORTON INC                                                         781,740
        11,300                   EMMIS COMMUNICATIONS CORP*                                             328,491
        19,600                   FURNITURE BRANDS INTL INC*                                             800,268
         9,800                   GEMSTAR-TV GUIDE INTL INC*                                              87,808
         2,600                   GROUP 1 AUTOMOTIVE INC*                                                113,984
        24,300                   HYPERCOM CORP*                                                         154,791
        23,300                   INTERFACE INC                                                          187,565
        11,710                   INTER-TEL INC                                                          240,172
         2,900                   LA-Z-BOY INC                                                            87,116
         2,400                   MASONITE INTL CORP*                                                     38,808
        16,550                   MONACO COACH CORP*                                                     475,316
         1,400                   PULITZER INC                                                            72,800
         4,300                   RALCORP HLDGS INC*                                                     120,400
         5,100                   SALEM COMMUNICATIONS CORP CL A*                                        124,848
        11,300                   SINCLAIR BROADCAST GROUP INC CL A*                                     150,855
         5,100                   SNAP ON INC                                                            161,568
        10,900                   TORO CO                                                                632,200
        14,700                   TOWER AUTOMOTIVE INC*                                                  215,649
         6,300                   YORK INTL CORP                                                         229,383
                                                                                                ---------------
                                 TOTAL CONSUMER DURABLES                                              7,081,140

                                 CONSUMER NON-DURABLES 4.61%
         6,000                   ALBERTO CULVER CO CL A                                                 292,200
         3,700                   BALL CORP                                                              175,935
        13,200                   BUNGE LTD                                                              291,984
         2,800                   CORN PRODUCTS INTL INC                                                  92,680
        69,200                   DEL MONTE FOODS CO*                                                    732,136
         3,800                   DELTA & PINE LAND CO                                                    73,948
         3,000                   FLOWERS FOODS INC*                                                      78,270
         4,100                   GILDAN ACTIVEWARE INC CL A*                                             76,260
        15,300                   HASBRO INC                                                             244,494
         5,800                   HORMEL FOODS CORP                                                      143,260
         5,200                   INTL FLAVORS & FRAGRANCES INC                                          167,440
         6,800                   INTL MULTIFOODS CORP*                                                  182,580
        12,400                   PATHMARK STORES INC*                                                   276,520
         8,900                   QUIKSILVER INC*                                                        217,160
        10,700                   ROBERT MONDAVI CORP CL A*                                              419,654
        13,000                   RPM INC                                                                220,350
         7,900                   RUSSELL CORP                                                           146,071
         2,300                   SMITHFIELD FOODS INC*                                                   48,530
           500                   STANDARD REGISTER CO                                                    16,000
         3,200                   THE BUCKLE INC*                                                         74,720
           700                   UNITED RETAIL GROUP INC*                                                 6,643
                                                                                                ---------------
                                 TOTAL CONSUMER NON-DURABLES                                          3,976,835

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
                                 CONSUMER SERVICES 15.00%
        30,500                   AARON RENTS INC                                                $       852,475
        34,000                   ALAMOSA HLDGS INC*                                                     173,740
         2,600                   ANN TAYLOR STORES CORP*                                                113,022
         3,000                   BALLY'S TOTAL FITNESS HLDG CORP*                                        65,550
         2,100                   BARNES & NOBLE INC*                                                     63,462
         8,500                   BORDERS GROUP INC*                                                     198,135
         2,300                   CEC ENTERTAINMENT INC*                                                 106,260
        10,600                   CLAIRES STORES INC                                                     228,748
        15,100                   DOLLAR THRIFTY AUTOMOTIVE GROUP*                                       354,850
        11,600                   FIRST CONSULTING GROUP INC*                                            104,400
         6,800                   FLEMING COS INC                                                        149,872
        24,900                   FOOTLOCKER INC*                                                        392,175
        17,000                   FOOTSTAR INC*                                                          501,330
         2,900                   GARTNER GROUP INC CL B*                                                 33,930
         2,000                   HEIDRICK & STRUGGLES INTL INC*                                          41,360
         5,600                   HIBBETT SPORTING GOODS INC*                                            147,560
        14,900                   IDEX CORP                                                              535,804
         3,400                   IMCO RECYCLING INC*                                                     36,210
         9,100                   INTRAWEST CORP                                                         168,714
         6,600                   LEE ENTERPRISES INC                                                    259,050
         6,300                   LINENS `N THINGS INC*                                                  218,610
         9,700                   MENS WEARHOUSE INC*                                                    238,814
        22,800                   MSC INDUSTRIAL DIRECT CO CL A*                                         484,500
         5,200                   NCO GROUP INC*                                                         144,768
         7,900                   NEIMAN MARCUS GROUP INC CL B*                                          274,367
        38,600                   O CHARLEYS INC*                                                        975,036
        13,300                   OFFICEMAX INC*                                                          83,524
        14,600                   PENTON MEDIA INC                                                        96,360
        10,200                   PHILLIPS VAN HEUSEN CORP                                               155,448
         8,200                   PIER 1 IMPORTS INC                                                     196,390
         1,700                   PILGRIMS PRIDE CORP CL B                                                23,120
         4,400                   PLAYTEX PRODUCTS INC*                                                   57,200
        35,800                   PRIMEDIA INC*                                                           98,450
        12,500                   R H DONNELLEY CORP*                                                    367,750
         3,600                   RARE HOSPITALITY INTL INC*                                             100,800
        10,600                   READERS DIGEST ASSN INC CL A                                           252,280
       102,700                   RITE AID CORP*                                                         325,559
        21,400                   SCHOOL SPECIALTY INC*                                                  607,118
         4,840                   SCIENTIFIC GAMES CORP CL A*                                             48,255
        16,900                   SCOTTS CO CL A*                                                        806,299
        29,600                   SERVICE CORP INTL*                                                     115,736
         5,100                   SERVICE MASTER CO                                                       71,400
         3,900                   SEVEN-ELEVEN INC*                                                       35,646
        41,700                   SIX FLAGS INC*                                                         763,110
        26,900                   SOTHEBY'S INC*                                                         396,506
        28,700                   STEWART ENTERPRISES INC*                                               172,487
         4,200                   SUPERVALUE INC                                                         126,000
         3,200                   THE FINISH LINE INC*                                                    64,864
         3,400                   TIMBERLAND CO CL A*                                                    138,720
         6,100                   TRIARC COS INC*                                                        170,800
        17,300                   UNITED RENTALS INC*                                                    441,150
         1,400                   VAIL RESORTS INC*                                                       26,670
        19,100                   WINN-DIXIE STORES INC                                                  331,385
                                                                                                ---------------
                                 TOTAL CONSUMER SERVICES                                             12,935,769

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
                                 ENERGY 3.78%
        11,500                   CABOT OIL & GAS CORP CL A                                      $       288,995
        12,200                   CORE LABORATORIES NV*                                                  183,000
         3,600                   HOLLY CORP                                                              62,640
           800                   HOUSTON EXPL CO*                                                        24,792
        24,000                   KEY ENERGY SERVICES INC*                                               291,600
        17,500                   MASSEY ENERGY CO                                                       261,625
        12,100                   OCEANEERING INTL INC*                                                  320,650
         1,600                   OIL STATES INTL INC*                                                    17,200
         1,300                   PIEDMONT NAT GAS INC                                                    48,425
         8,000                   PRIDE INTL INC*                                                        148,720
        11,600                   QUESTAR CORP                                                           323,640
        38,000                   REMINGTON OIL & GAS CORP*                                              773,300
         5,800                   SEACOR SMIT INC*                                                       278,980
         1,600                   STOLT OFFSHORE SA SPON ADR*                                             14,256
         4,400                   STONE ENERGY CORP*                                                     186,560
         1,400                   TOM BROWN INC*                                                          40,600
                                                                                                ---------------
                                 TOTAL ENERGY                                                         3,264,983

                                 FINANCIAL SERVICES 15.51%
         9,600                   AMERICAN CAPITAL STRATEGIES LTD                                        307,872
         3,800                   AMERICREDIT CORP*                                                      147,516
        28,427                   BANKATLANTIC BANCORP INC CL A                                          362,444
         6,000                   COMMERCE BANCORP INC                                                   296,340
        22,270                   COMMERCE BANCSHARES INC                                                988,120
        12,700                   COMMUNITY FIRST BANKSHARES INC                                         348,996
        10,375                   CVB FINANCIAL CORP                                                     223,063
        29,100                   DELPHI FINL GROUP INC CL A                                           1,251,300
         2,900                   DORAL FINL CORP                                                        101,326
         5,600                   DOWNEY FINL CORP                                                       297,472
        12,300                   E*TRADE GROUP INC*                                                      92,742
         5,800                   EAST WEST BANCORP INC                                                  207,640
         1,500                   FIRST FINL BANCORP                                                      28,455
         7,200                   FIRSTFED FINL CORP*                                                    205,920
        17,000                   FRIEDMAN BILLINGS RAMSEY GROUP INC CL A*                               152,830
         9,000                   HARLEYSVILLE GROUP INC                                                 271,809
         9,200                   HUDSON UNITED BANCORP                                                  292,008
        35,300                   IPC HLDGS LTD                                                        1,203,730
        33,400                   ISTAR FINL INC                                                       1,038,740
         8,300                   LOCAL FINL CORP*                                                       138,859
         7,384                   MACATAWA BANK CORP                                                     144,726
         1,400                   MAF BANCORP INC                                                         51,884
        85,611                   MPS GROUP INC*                                                         770,499
         6,800                   NEW CENTURY FINL CORP                                                  162,588
        25,700                   OLD REPUBLIC INTL CORP                                                 854,011
         2,000                   PEOPLES BANK                                                            53,160
        28,500                   RAYMOND JAMES FINL INC                                                 953,040
        12,500                   REINSURANCE GROUP OF AMERICA INC                                       403,750
        28,000                   SCOTTISH ANNUITY & LIFE HOLDINGS LTD                                   599,200
         6,409                   SECOND BANCORP INC                                                     173,043
        10,100                   SUSQUEHANNA BANCSHARES INC                                             249,470
        27,900                   VESTA INSURANCE GROUP                                                  127,503
         5,186                   WASHINGTON FEDERAL INC                                                 135,458
        41,500                   WAYPOINT FINL CORP                                                     744,925
                                                                                                ---------------
                                 TOTAL FINANCIAL SERVICES                                            13,380,439

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
                                 HEALTHCARE 4.99%
         8,900                   AMERICAN PHARMACEUTICAL PARTNERS INC*                          $       126,113
         7,300                   ANTHEM INC*                                                            497,860
         9,500                   APRIA HEALTHCARE GROUP INC*                                            246,905
        28,256                   CARDIODYNAMICS INTL CORP*                                               87,594
        17,300                   ENDO PHARMACEUTICAL HLDGS INC*                                         200,161
        11,600                   GENESIS HEALTH VENTURES INC*                                           218,080
        20,900                   HEALTH NET INC*                                                        619,685
         1,600                   INCYTE PHARMACEUTICALS INC*                                             13,136
         8,600                   IVAX CORP*                                                             101,480
         3,600                   KINDRED HEALTHCARE INC*                                                160,200
        18,800                   MEDQUIST INC*                                                          542,944
         6,600                   MID ATLANTIC MEDICAL SVCS INC*                                         240,438
        13,200                   OWENS & MINOR INC                                                      273,108
         7,900                   PERRIGO CO*                                                             98,592
         2,900                   REHABCARE CORP*                                                         77,285
        13,000                   SEROLOGICALS CORP*                                                     266,630
         6,800                   SHIRE PHARMACEUTICALS GROUP PLC SPON ADR*                              150,960
         8,600                   SOLA INTL INC*                                                         123,410
        17,200                   US ONCOLOGY INC*                                                       165,120
         3,700                   WATSON PHARMACEUTICALS INC*                                             91,020
                                                                                                ---------------
                                 TOTAL HEALTHCARE                                                     4,300,721

                                 REAL ESTATE (PUBLICLY TRADED) 6.43%
         6,200                   ANTHRACITE CAPITAL INC                                                  71,176
        11,800                   BRANDYWINE REALTY TRUST                                                281,902
        10,500                   CAMDEN PPTY TRUST                                                      417,900
        11,400                   CBL & ASSOCIATES PPTYS INC                                             417,240
         5,100                   CHELSEA PPTY GROUP INC                                                 308,295
         4,200                   COLONIAL PPTYS TRUST                                                   152,796
        10,100                   FBR ASSET INVESTMENT CORP                                              332,391
         5,800                   FIRST INDUSTRIAL REALTY TRUST                                          195,286
        18,400                   GLENBOROUGH REALTY TRUST INC                                           413,080
         7,800                   GLIMCHER REALTY TRUST                                                  151,710
         5,900                   HEALTH CARE REIT INC                                                   166,380
         7,100                   HEALTHCARE REALTY TRUST INC                                            215,130
        16,300                   HRPT PPTYS TRUST                                                       141,484
         4,900                   INDYMAC MTG HLDGS INC*                                                 123,725
         7,200                   INNKEEPERS USA TRUST                                                    82,584
         8,700                   JONES LANG LASALLE INC*                                                194,532
         9,000                   LA QUINTA PPTYS INC*                                                    71,820
         4,300                   MACERICH CO                                                            126,205
        10,600                   MACK CALI REALTY CORP                                                  347,680
         8,500                   NATIONWIDE HEALTH PPTYS INC                                            158,100
         4,100                   PAN PACIFIC RETAIL PPTYS INC                                           129,929
         2,100                   PRIME HOSPITALITY CORP*                                                 27,069
        10,800                   RAMCO-GERSHENSON PPTYS TRUST                                           198,180
         1,700                   REALTY INCOME CORP                                                      57,375
         8,500                   TAUBMAN CENTERS INC                                                    127,075
        47,500                   VENTAS INC                                                             641,250
                                                                                                ---------------
                                 TOTAL REAL ESTATE (PUBLICLY TRADED)                                  5,550,294

                                 TECHNOLOGY 10.64%
        23,900                   3COM CORP*                                                             137,903
        17,700                   ADAPTEC INC*                                                           260,190
        27,400                   AEROFLEX INC*                                                          383,052

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
        23,900                   AIRGATE PCS INC*                                               $       341,770
         9,000                   ALLEGHENY TECHNOLOGIES INC                                             151,920
         5,600                   ALLEN TELECOM INC*                                                      36,904
         2,100                   ALLIANT TECHSYSTEMS INC*                                               226,170
        21,700                   AMERICAN TOWER CORP*                                                   108,283
         7,900                   ANDREW CORP*                                                           131,061
        28,100                   AVAYA INC*                                                             172,534
        20,800                   AVID TECHNOLOGY INC*                                                   214,032
        16,800                   AXCELIS TECHNOLOGIES INC*                                              241,920
         5,288                   BARRA INC*                                                             261,174
         2,500                   BMC SOFTWARE INC*                                                       36,150
         7,600                   BORLAND SOFTWARE CORP*                                                  82,840
        13,300                   CCC INFORMATION SVCS GROUP INC*                                        149,625
        10,000                   C-COR.NET CORP*                                                        109,400
         2,100                   CHECKFREE HOLDINGS CORP*                                                42,756
         7,500                   CIRRUS LOGIC INC*                                                       91,125
         7,100                   COMPUTER NETWORK TECHNOLOGY CORP*                                       67,734
        35,700                   EARTHLINK INC*                                                         259,896
        40,200                   ELECTRONICS FOR IMAGING CORP*                                          719,982
         4,300                   ESS TECHNOLOGY INC*                                                     68,671
         7,200                   HARRIS CORP                                                            260,712
         7,600                   HUTCHINSON TECHNOLOGY INC*                                             136,116
        15,800                   INFOCUS CORP*                                                          204,452
         5,900                   INFONET SERVICES CORP*                                                  12,626
         2,000                   IOMEGA CORP*                                                            25,200
        16,600                   KEYNOTE SYSTEMS INC*                                                   151,558
         8,400                   LAM RESEARCH CORP*                                                     215,544
        16,400                   LATTICE SEMICONDUCTOR CORP*                                            194,340
         3,300                   LTX CORP*                                                               69,993
        15,100                   MEDIACOM COMMUNICATIONS CORP*                                          151,000
        19,900                   MIDWAY GAMES INC*                                                      271,635
         5,600                   NDCHEALTH CORP                                                         180,152
         7,100                   NETSOLVE INC*                                                           50,410
         9,900                   OPENWAVE SYSTEMS INC*                                                   56,628
        32,200                   PARAMETRIC TECHNOLOGY CORP*                                            130,088
        24,400                   PEREGRINE SYS INC*                                                     167,140
        10,300                   POWER INTEGRATIONS INC*                                                217,845
         7,200                   POWERWAVE TECHNOLOGIES INC*                                             85,968
         7,200                   QUANTUM CORP - DLT & STORAGE SYSTEMS*                                   52,920
         8,000                   RSA SEC INC*                                                            48,800
        82,300                   SILICON STORAGE TECHNOLOGY INC*                                        816,416
         7,900                   SILICONIX INC*                                                         250,272
         1,200                   SONICWALL INC*                                                           8,904
         7,050                   TAKE-TWO INTERACTIVE SOFTWARE INC*                                     176,955
        13,100                   TELLABS INC*                                                           111,219
         8,250                   THQ INC*                                                               289,245
         7,300                   TOUCH AMERICA HLDGS INC*                                                24,747
        12,800                   TRIQUINT SEMICONDUCTOR INC*                                            129,792
        17,600                   UNITED ONLINE INC*                                                     149,714
         7,300                   VERISIGN INC*                                                           67,525
        29,300                   VITESSE SEMICONDUCTOR CORP*                                            175,214
                                                                                                ---------------
                                 TOTAL TECHNOLOGY                                                     9,178,222

                                 TRANSPORTATION 4.83%
         9,200                   ATLAS AIR INC*                                                         114,724
         6,800                   CONTINENTAL AIRLS INC CL B*                                            176,800

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
        27,400                   EGL INC*                                                       $       469,910
         6,700                   EXPRESSJET HOLDINGS INC*                                                96,145
         7,000                   LANDSTAR SYSTEMS INC*                                                  685,300
        11,400                   NORTHWEST AIRLS CORP CL A*                                             210,216
         4,900                   OVERSEAS SHIPHOLDING GROUP                                             111,916
         9,600                   POLARIS INDS PARTNERS INC                                              722,880
        10,300                   RAILAMERICA INC*                                                        94,657
         8,400                   STOLT-NIELSEN SA                                                       144,312
         8,300                   TEEKAY SHIPPING CORP                                                   306,104
        34,000                   WERNER ENTERPRISES INC                                                 603,500
        16,100                   YELLOW CORP*                                                           434,217
                                                                                                ---------------
                                 TOTAL TRANSPORTATION                                                 4,170,681

                                 UTILITIES 2.73%
         7,400                   AGL RES INC                                                            177,156
         4,000                   AMERICAN STS WTR CO                                                    155,600
           700                   CH ENERGY GROUP INC                                                     35,973
         7,400                   CLECO CORP                                                             183,372
        10,000                   HAWAIIAN ELEC INDS INC                                                 472,400
         5,800                   IDACORP INC                                                            219,472
         3,800                   IONICS INC*                                                            114,000
         6,550                   NEW JERSEY RES CORP                                                    209,600
         7,400                   RGS ENERGY GROUP INC                                                   293,632
        11,600                   SIERRA PAC RES                                                          82,244
         3,000                   WGL HOLDINGS INC                                                        81,300
         8,000                   WPS RES CORP                                                           333,200
                                                                                                ---------------
                                 TOTAL UTILITIES                                                      2,357,949
                                                                                                ---------------
TOTAL COMMON STOCK (COST $73,616,469)                                                                80,553,859

TOTAL INVESTMENTS AT VALUE 93.38% (COST $73,616,469)                                                 80,553,859


OTHER ASSETS IN EXCESS OF LIABILITIES 6.62%                                                           5,707,256
                                                                                                ---------------
NET ASSETS 100.00%                                                                              $    86,261,115
                                                                                                ===============

------------------------
*           Non-income producing security

SPON ADR Sponsored American Depositary Receipt

             See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                          CIF INTERNATIONAL EQUITY FUND

                     SCHEDULE OF INVESTMENTS APRIL 30, 2002

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCK

                                 AUSTRALIA 2.95%
        16,821                   AMCOR LTD                                                      $        66,934
        21,200                   AUSTRALIAN & NEW ZEALAND BANK GROUP                                    216,076
        97,096                   BHP BILLITON LTD                                                       563,118
         4,400                   BRAMBLES INDUSTRIES LTD                                                 23,770
        97,563                   DAVID JONES LTD                                                         62,870
        16,537                   FOODLAND ASSOC LTD                                                     160,557
        86,753                   FOSTERS BREWING GRP LTD                                                220,353
        45,900                   INSURANCE AUSTRALIA GROUP LTD                                           82,325
        38,000                   JOHN FAIRFAX HLDGS                                                      72,645
       279,600                   M.I.M. HLDGS LTD                                                       187,682
        15,000                   MAYNE NICKLESS LTD                                                      29,642
         9,702                   NATIONAL AUSTRALIA BANK LTD                                            181,047
        35,483                   NEWS CORP LTD                                                          231,701
           200                   NEWS CORP LTD SPON ADR                                                   5,276
       139,020                   OIL SEARCH LTD*                                                         82,866
       150,000                   PASMINCO LTD* **                                                            --
         3,100                   PUBLISHING & BROADCASTING LTD                                           15,082
        13,000                   TABCORP HLDGS LTD                                                       84,121
        30,700                   WESTERN MNG CORP HLDG LTD                                              151,835
        23,000                   WESTPAC BANKING CORP                                                   200,580
        50,000                   WOOLWORTHS LTD                                                         352,541
                                                                                                ---------------
                                 TOTAL AUSTRALIA                                                      2,991,021

                                 AUSTRIA 0.10%
           600                   BBAG OEST BRAU-BETEILIGUNGS AG                                          34,737
           650                   ERSTE BANK                                                              48,614
           450                   FLUGHAFEN WIEN AG                                                       14,509
                                                                                                ---------------
                                 TOTAL AUSTRIA                                                           97,860

                                 BELGIUM 0.69%
           550                   ALMANIJ ALGEM MAATSCH VOOR NIJV                                         21,038
         6,000                   DEXIA                                                                   98,941
           500                   ELECTRABEL                                                             110,835
         5,600                   FORTIS B*                                                              128,604
           100                   G.I.B. HLDGS                                                             3,604
         3,961                   GROUPE BRUXELLES LAMBERT SA                                            219,866
         1,140                   SOLVAY                                                                  75,914
         1,200                   UCB SA                                                                  43,793
                                                                                                ---------------
                                 TOTAL BELGIUM                                                          702,595

                                 BRAZIL 0.29%
         8,700                   CIA DE CONCESSOES RODOVIARIAS                                           60,736
         1,600                   CIA VALE DO RIO DOCE ADR*                                               43,664
         4,700                   UNIBANCO-UNIAO DE BANCOS BRASILEIROS SA GDR                            115,150
         4,100                   VOTORANTIM CELULOSE E PAPEL SPON ADR                                    79,089
                                                                                                ---------------
                                 TOTAL BRAZIL                                                           298,639

                                 CANADA 0.68%
         3,000                   HUDSON'S BAY CO                                                         25,514
         3,000                   INCO LTD*                                                               60,203
         5,000                   NORSKE SKOG CANADA LTD                                                  22,934
        12,500                   NORTEL NETWORKS CORP*                                                   43,400
        18,000                   PLACER DOME INC                                                        213,863
         4,000                   ROTHMANS INC                                                            83,328

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
         7,000                   TECK CORP CL B                                                 $        61,630
        17,000                   TEMBEC INC*                                                            134,293
         3,000                   TRIZEC HAHN CORP SUB VTG                                                45,869
                                                                                                ---------------
                                 TOTAL CANADA                                                           691,034

                                 DENMARK 0.12%
         4,285                   NOVO NORDISK A/S-B                                                     125,683
                                                                                                ---------------
                                 TOTAL DENMARK                                                          125,683

                                 FINLAND 1.76%
        19,400                   METSO OYJ                                                              235,998
        47,700                   NOKIA CORP SPON ADR                                                    775,602
        28,278                   NOKIA OYJ                                                              457,644
         9,000                   UPM-KYMMENE OYJ                                                        314,664
                                                                                                ---------------
                                 TOTAL FINLAND                                                        1,783,908

                                 FRANCE 7.33%
         3,000                   ACCOR SA                                                               121,270
         1,100                   AGF-ASSUR GEN DE FRANCE                                                 55,508
         1,800                   AIR LIQUIDE SA                                                         278,656
         5,987                   AVENTIS SA                                                             425,387
         2,000                   AXA                                                                     42,442
        11,503                   BANQUE NATIONAL DE PARIS                                               601,191
         1,500                   BIC                                                                     58,662
        21,294                   BOUYGUES                                                               642,799
         1,310                   C.G.I.P.                                                                38,955
           800                   CIE DE ST-GOBAIN                                                       136,967
           350                   CLUB MEDITERRANEE*                                                      14,154
         5,565                   CREDIT LYONNAIS SA                                                     234,734
         1,100                   ESSILOR INTL SA                                                         44,763
           600                   ETABLISSEMENTS ECONOMIQUES DUC
                                 CASINO GUICHARD PERRACHON SA                                            48,281
         1,950                   GROUPE DANONE                                                          258,300
           300                   IMERYS SA                                                               35,575
         4,811                   LAFARGE SA                                                             456,496
           800                   LAGARDERE GROUPE SCA                                                    35,698
         5,900                   MICHELIN CIE GLE DES ETABL                                             228,609
         2,900                   PECHINEY CL A                                                          140,328
         1,273                   PERNOD-RICARD                                                          117,578
         7,380                   PEUGEOT CITROEN                                                        367,087
         5,100                   RENAULT SA                                                             236,444
        15,700                   SANOFI-SYNTHELABO SA                                                 1,005,164
         3,600                   SCHNEIDER ELECTRIC SA                                                  173,714
         1,000                   SOPHIA (EX-SFI)                                                         28,925
           800                   STMICROELECTRONICS NV                                                   24,870
         7,500                   STMICROELECTRONICS NV (NEW YORK SHARES)                                230,925
        10,500                   SUEZ SA                                                                312,704
           550                   TECHNIP SA                                                              77,612
         8,679                   TELEVISION FRANCAISE                                                   247,132
         2,150                   TOTALFINAELF SA                                                        325,865
        12,000                   VIVENDI UNIVERSAL                                                      382,679
                                                                                                ---------------
                                 TOTAL FRANCE                                                         7,429,474

                                 GERMANY 6.32%
         4,000                   ADIDAS-SALOMON AG                                                      271,051
         3,400                   AIXTRON AG                                                              53,615
           500                   ALLIANZ AG VINKULIERT                                                  117,796

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
        11,410                   BAYER AG                                                       $       373,940
         8,600                   BAYERISCHE MOTOREN WERKE AG                                            341,054
         9,200                   BILFINGER & BERGER BAU AG                                              207,253
         4,000                   BRAU UND BRUNNEN AG*                                                   108,492
        12,400                   CONTINENTAL AG                                                         209,506
        19,200                   DAIMLER CHRYSLER AG                                                    890,662
         3,300                   DEUTSCHE BK AG                                                         218,859
        26,500                   DEUTSCHE LUFTHANSA AG                                                  410,005
        15,900                   DEUTSCHE TELEKOM AG REGD                                               211,187
         2,000                   E.ON AG                                                                104,185
         4,500                   EPCOS  AG*                                                             182,797
         3,000                   FRAPORT AG*                                                             67,204
         1,800                   GEHE AG                                                                 75,422
           300                   GEHE AG - NEW*                                                          12,257
         7,100                   INFINEON TECHNOLOGIES AG*                                              129,236
         8,100                   K&S AG                                                                 170,065
         3,000                   KOLNISCHE RUECKVERSICHERUNGS AG*                                       193,286
         5,684                   MERCK KGAA NPV AG                                                      168,765
         8,000                   METRO AG                                                               256,273
         5,000                   MG TECHNOLOGIES AG                                                      48,659
         1,600                   PREUSSAG AG                                                             43,830
        10,000                   RHEINMETAL AG                                                          122,550
         4,000                   RWE AG                                                                 151,385
         2,181                   SAP AG                                                                 284,202
         4,150                   SIEMENS AG                                                             252,458
         5,300                   STINNES AG                                                             134,201
         7,333                   SUEDZUCKER AG                                                          111,341
        15,100                   THYSSEN KRUPP AG                                                       228,455
         7,900                   VOLKSWAGEN AG                                                          254,778
                                                                                                ---------------
                                 TOTAL GERMANY                                                        6,404,769

                                 GREECE 0.22%
        14,500                   HELLENIC TELECOM ORGANIZATION SA                                       224,212
                                                                                                ---------------
                                 TOTAL GREECE                                                           224,212

                                 HONG KONG 4.09%
       214,000                   AMOY PPTYS                                                             240,089
        98,000                   BEIJING ENTERPRISES                                                    114,345
        52,000                   CHEUNG KONG HLDGS                                                      495,051
       176,000                   CHINA MOBILE*                                                          576,572
        14,700                   HANG SENG BANK LTD                                                     168,219
        18,700                   HANISO CONTRUCTION HLDGS*                                                1,019
        15,000                   HENDERSON LAND DEVELOPMENT CO                                           73,084
       149,600                   HKR INTL                                                                42,679
        70,000                   HONG KONG ELECTRIC HLDGS                                               265,668
       273,000                   HONG KONG LAND HLDG                                                    472,290
        40,000                   HUTCHISON WHAMPOA                                                      351,318
        73,223                   HYSAN DEVELOPMENT                                                       82,619
       106,000                   JOHNSON ELECTRIC HLDGS                                                 160,375
        72,000                   LI & FUNG                                                              115,396
       100,000                   LIU CHONG HING BANK                                                    100,010
       184,000                   NEW WORLD DEVELOPMENT CO                                               154,529
       370,000                   PACIFIC CENTURY CYBERWORKS*                                             94,882
        40,000                   SHANGHAI INDUSTRIAL HLDG LTD                                            80,521
        26,000                   SOUTH CHINA MORNING POST HLDGS                                          17,002
        46,000                   SWIRE PACIFIC LTD CL A                                                 275,438

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
       150,000                   SWIRE PACIFIC LTD CL B                                         $       124,051
       150,000                   WHEELOCK & CO LTD                                                      135,591
                                                                                                ---------------
                                 TOTAL HONG KONG                                                      4,140,748

                                 INDIA 0.22%
         8,000                   GAS AUTH OF INDIA LTD SPON GDR 144A***                                  78,038
         1,900                   HINDALCO INDUSTRIES LTD GDR                                             32,300
         7,500                   ICICI LTD SPON ADR                                                      47,700
         8,800                   VIDESH SANCHAR NIGAM LTD GDR REG S                                      67,760
                                                                                                ---------------
                                 TOTAL INDIA                                                            225,798

                                 IRELAND 1.04%
        34,000                   ALLIED IRISH BANKS PLC                                                 450,983
        21,400                   CRH PLC                                                                366,387
         2,900                   ELAN PLC SPON ADR*                                                      34,452
        14,500                   IRISH PERMANENT PLC                                                    197,296
                                                                                                ---------------
                                 TOTAL IRELAND                                                        1,049,118

                                 ITALY 3.17%
        27,700                   ASSICURAZIONE GENERALI                                                 669,440
         6,400                   BANCA TOSCANA SPA                                                       24,568
        16,000                   ENEL SPA                                                                95,012
        91,463                   ENI SPA                                                              1,405,215
         1,500                   FIAT SPA                                                                17,707
           800                   IFI ISTIT FIN INDUSTR SPA PRIV                                          14,129
       100,266                   INTESABCI SPA                                                          324,355
        15,000                   ITALGAS                                                                150,168
        22,488                   MEDIASET SPA                                                           188,455
         4,200                   RAS SPA                                                                 54,499
        12,000                   RINASCENTE (LA) PERS LESDI GRAND MAG                                    43,793
         1,700                   SAN PAOLO-IMI SPA                                                       18,949
         6,000                   TELECOM ITALIA MOBILE DI RISP                                           22,167
         6,600                   TELECOM ITALIA SPA                                                      52,514
        10,700                   TELECOM ITALIA SPA DI RISP                                              57,369
        16,000                   UNICREDITO ITALIANO SPA                                                 74,251
                                                                                                ---------------
                                 TOTAL ITALY                                                          3,212,591

                                 JAPAN 18.09%
         4,600                   ACOM CO LTD                                                            351,090
         2,700                   ACOM CO LTD 144A***                                                    206,075
         5,300                   ADVANTEST                                                              381,815
        14,000                   AEON CO LTD                                                            361,994
         3,300                   AIFUL CORP                                                             228,995
         3,300                   ARISAWA MFG CO                                                          60,140
         2,000                   BANDAI CO                                                               61,371
        10,000                   BANK OF FUKUOKA LTD                                                     33,178
         5,000                   BRIDGESTONE CORP                                                        70,522
         3,600                   C&S CO LTD                                                              67,009
        15,000                   CANON INC                                                              574,766
        18,100                   CHUBU ELECTRIC PWR                                                     272,628
         7,000                   CHUDENKO CORP                                                           90,498
        10,000                   CHUGAI PHARMACEUTICAL CO LTD                                           119,470
         1,500                   CREDIT SAISON CO                                                        35,280
         2,400                   CSK CORP                                                                71,589
         4,000                   DAIICHI PHARMACEUTICAL                                                  78,037
         6,000                   DAIKIN INDS LTD                                                        108,879
        10,000                   DAIMARU INC                                                             44,548

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
        56,000                   DAIWA SECS GROUP                                               $       384,237
         7,000                   DENSO CORP                                                             113,396
            12                   EAST JAPAN RAILWAY CO                                                   50,748
            21                   FUJI TELEVISION NETWORK INC                                            121,028
        41,000                   HITACHI LTD                                                            303,668
        15,000                   HONDA MOTOR CO                                                         672,897
         4,000                   HOYA CORP                                                              297,819
         2,000                   ITO-YOKADO CO LTD                                                       98,598
        46,000                   JAPAN AIRLINES*                                                        127,181
         5,000                   JAPAN AIRPORT TERMINAL CO                                               39,992
        25,000                   JAPAN ENERGY CORP                                                       35,631
            71                   JAPAN TELECOM CO LTD                                                   210,125
         8,000                   KAO CORP                                                               156,386
            32                   KDDI CORP                                                               83,738
           900                   KEYENCE CORP                                                           182,173
         4,000                   KIRIN BEVERAGE CORP                                                     72,741
        11,000                   KONICA CORP                                                             70,506
         1,000                   KOSE CORP                                                               30,607
         1,500                   KYOCERA CORP                                                           102,103
         1,100                   MABUCHI MOTOR CORP                                                     107,773
         2,500                   MATSUSHITA COMMUNICATION IND                                            95,016
         9,000                   MINEBEA CO                                                              58,879
        17,000                   MITSUBISHI CORP                                                        127,500
        18,000                   MITSUBISHI ELECTRIC CORP*                                               83,832
        29,500                   MITSUBISHI ESTATE CO LTD                                               213,668
        45,000                   MITSUBISHI HEAVY IND CO LTD                                            142,640
        62,000                   MITSUBISHI MOTOR CORP*                                                 183,489
         8,000                   MITSUBISHI RAYON CO                                                     23,551
         6,000                   MITSUI & CO                                                             37,944
        42,000                   MITSUI FUDOSAN                                                         329,720
        73,000                   MITSUI SUMITOMO INSURANCE CO                                           359,315
         3,700                   MURATA MANUFACTURING CO LTD                                            234,276
        57,000                   NEC CORP                                                               439,486
           700                   NIDEC CORP                                                              46,667
        40,000                   NIKKO CORDIAL CORP                                                     180,685
        22,000                   NIKON CORP                                                             287,336
         5,900                   NINTENDO CO LTD                                                        827,103
         5,000                   NIPPON MEAT PACKERS                                                     50,312
        13,000                   NIPPON MITUSUBISHI OIL CORP                                             56,900
            47                   NIPPON TEL & TEL CORP                                                  184,852
           290                   NIPPON TELEVISION NETWORK CORP                                          68,773
       112,000                   NISSAN MOTOR CO                                                        861,807
         3,000                   NISSIN FOOD PRODUCTS                                                    54,206
         3,300                   NITTO DENKO CORP                                                       108,715
        15,000                   NOMURA HOLDINGS INC                                                    209,112
           400                   NOMURA RESEARCH INSTITUTE INC                                           52,492
           360                   NTT DOCOMO INC                                                         911,215
         3,400                   PROMISE CO LTD                                                         179,268
        19,000                   RICOH CORP LTD                                                         354,400
         3,600                   ROHM CO                                                                536,916
         8,000                   SANKYO CO                                                              121,807
         3,000                   SEGA ENTERPRISES*                                                       67,290
        36,000                   SEKISUI HOUSE                                                          247,570
         3,000                   SEVEN ELEVEN JAPAN LTD                                                 112,383
         3,000                   SHIMACHU CO                                                             46,262
         5,400                   SHIN-ETSU CHEMICALS CO                                                 222,477

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
        24,000                   SHIONOGI & CO                                                  $       351,028
         5,000                   SHISEIDO CO LTD                                                         55,491
         5,000                   SHOWA CORP                                                              44,081
        12,100                   SONY CORP                                                              650,234
        13,000                   SUMITOMO CHEMICAL                                                       54,977
        13,000                   SUMITOMO TRUST & BKG CO                                                 58,318
        17,000                   SUZUKI MOTOR CORP                                                      204,291
         6,000                   TAIYO YUDEN CO                                                         109,346
         7,000                   TAKEDA CHEMICAL INDS                                                   306,386
         9,000                   TANABE SEIYAKU CO                                                       85,093
         5,200                   TDK CORP                                                               283,489
         3,500                   THK CO                                                                  69,509
         4,000                   TOKYO ELEC POWER CO INC                                                 72,897
         9,600                   TOKYO ELECTRON                                                         690,841
        20,000                   TOKYO GAS                                                               47,819
         2,600                   TOKYO SEIMITSU                                                          98,209
        21,000                   TOKYU CORP                                                              69,673
         4,000                   TOPPAN PRINTING CO                                                      40,467
        63,000                   TORAY INDS INC                                                         182,033
        24,000                   TOSHIBA CORP*                                                          111,963
         1,272                   TOSTEM INAX HLDG CORP                                                   17,634
             9                   UFJ HLDGS*                                                              22,290
         1,000                   USHIO ELECTRIC                                                          13,396
             8                   WEST JAPAN RAILWAY CO                                                   30,966
         8,000                   YAMAHA CORP                                                             60,249
                                                                                                ---------------
                                 TOTAL JAPAN                                                         18,327,775

                                 LUXEMBOURG 0.13%
        12,600                   SOCIETE EUROPEENNE SATELLITE                                           127,163
                                                                                                ---------------
                                 TOTAL LUXEMBOURG                                                       127,163

                                 MEXICO 0.89%
        16,300                   AMERICA MOVIL SA DE CV                                                 303,995
        15,700                   TELEFONOS DE MEXICO SA CL L SPON ADR                                   594,088
                                                                                                ---------------
                                 TOTAL MEXICO                                                           898,083

                                 NETHERLANDS 5.11%
        15,330                   ABN AMRO HLDGS NV                                                      303,905
        36,125                   AEGON NV                                                               830,082
         1,900                   AKZO NOBEL NV                                                           81,684
        11,000                   ASM LITHOGRAPHY HLDGS NPV (NEW YORK SHARES)*                           245,630
        10,000                   HAGEMEYER NV                                                            98,896
        19,150                   HEINEKEN NV                                                            862,803
         5,800                   ING GROEP NV                                                           153,133
        60,397                   KON KPN NV*                                                            273,751
         2,472                   KONINKLIJKE AHOLD NV                                                    61,814
        28,764                   KONINKLIJKE PHILIPS ELECTRS NV                                         888,252
           200                   KONINKLIJKE PHILIPS ELECTRS NV SPON ADR                                  6,202
         5,832                   KONINKLIJKE VENDEX KBB NV                                               78,828
         3,600                   LAURUS NV*                                                               5,353
        16,800                   ROYAL DUTCH PETROLEUM CO                                               890,143
           900                   ROYAL DUTCH PETROLEUM CO (NEW YORK SHARES)                              47,034
         1,500                   TNT POST GROEP NV                                                       32,507
         1,500                   UNILEVER NV                                                             96,643

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
         5,100                   VNU NV                                                         $       153,953
         1,500                   VOPAK (KONINKLIJKE)*                                                    28,385
           700                   WERELDHAVE NV                                                           34,755
                                                                                                ---------------
                                 TOTAL NETHERLANDS                                                    5,173,753

                                 NEW ZEALAND 0.37%
       116,000                   AIR NEW ZEALAND*                                                        25,436
        68,000                   CARTER HOLT HARVEY LTD                                                  54,774
        34,500                   FLETCHER BUILDING LTD                                                   43,692
        31,000                   LION NATHAN LTD                                                         79,906
        80,996                   TELECOM CORP OF NEW ZEALAND                                            174,704
                                                                                                ---------------
                                 TOTAL NEW ZEALAND                                                      378,512

                                 NORWAY 1.09%
         4,300                   NORSK HYDRO ASA                                                        211,524
         7,000                   NORSKE SKOGINDUSTRIER                                                  124,496
        40,000                   PAN FISH ASA*                                                           92,792
        17,300                   PETROLEUM GEO SERVICES ASA*                                            110,107
         6,000                   PROSAFE ASA*                                                            98,859
        54,700                   STATOIL ASA*                                                           465,274
                                                                                                ---------------
                                 TOTAL NORWAY                                                         1,103,052

                                 PORTUGAL 0.20%
        30,000                   ELECTRICIDADE DE PORTUGAL SA                                            61,906
        18,870                   PORTUGAL TELECOM SA*                                                   137,730
                                                                                                ---------------
                                 TOTAL PORTUGAL                                                         199,636

                                 SINGAPORE 1.89%
        68,200                   ALLGREEN PPTYS                                                          40,656
        17,000                   DBS GROUP HLDGS LTD                                                    131,368
        59,000                   DBS GROUP HLDGS LTD REG D ADR 144A* ***                                455,925
        64,000                   JARDINE STRATEGIC HLDGS LTD                                            188,800
        21,000                   KEPPEL CORP LTD                                                         48,684
        21,000                   SINGAPORE AIRLINES                                                     162,279
        40,000                   SINGAPORE LAND                                                          77,276
       581,000                   SINGAPORE TELECOM LTD 144A***                                          490,661
       120,000                   SMART CORP LTD                                                          44,047
        34,000                   UNITED OVERSEAS BANK                                                   270,243
                                                                                                ---------------
                                 TOTAL SINGAPORE                                                      1,909,939

                                 SOUTH AFRICA 0.17%
        15,000                   LIBERTY GROUP LTD                                                       91,549
       550,000                   MARRIOTT PPTY FUND                                                      82,756
                                                                                                ---------------
                                 TOTAL SOUTH AFRICA                                                     174,305

                                 SOUTH KOREA 2.99%
         6,950                   HYUNDAI MOTOR CO                                                       257,795
         3,267                   KOOKMIN BK                                                             148,701
        14,000                   KT CORP SPONSORED ADR                                                  317,100
           940                   POHANG IRON & STEEL                                                     93,343
         7,000                   SAMSUNG CO                                                              50,361
         1,160                   SAMSUNG ELECTRO MECHANICS                                               68,306
         2,160                   SAMSUNG ELECTRONICS CO                                                 637,626
         8,875                   SAMSUNG ELECTRONICS CO GDR                                           1,303,294
         2,200                   SAMSUNG FIRE AND MARINE INS*                                           148,758
                                                                                                ---------------
                                 TOTAL SOUTH KOREA                                                    3,025,284

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
                                 SPAIN 1.28%
         1,280                   ALTADIS SA SER A                                               $        27,036
        28,000                   BANCO BILBAO VIZCAYA ARGENTARIA SA                                     326,487
           500                   BANCO POPULAR ESPANOL                                                   20,505
         3,500                   BANCO SANTANDER CENTRAL HISPANO                                         32,422
         5,000                   ENDESA SA                                                               76,594
         2,400                   GAS NATURAL SDG SA                                                      48,551
         4,000                   IBERDROLA SA                                                            54,859
        14,700                   INDITEX*                                                               303,205
         3,000                   RED ELECTRICA DE ESPANA                                                 31,899
         6,000                   REPSOL SA                                                               73,692
        25,352                   TELEFONICA SA*                                                         271,395
         1,500                   UNION ELECTRICA FENOSA                                                  26,452
                                                                                                ---------------
                                 TOTAL SPAIN                                                          1,293,097

                                 SWEDEN 1.05%
        15,300                   ASSA ABLOY AB CL B                                                     198,040
         9,900                   AUTOLIV INC SDR                                                        220,156
        50,000                   ERICSSON (L.M.) TELEFONAKTIEBOLAGET SER B*                             125,545
        22,600                   FORENINGSSPARBANKEN A                                                  282,632
         3,988                   GETINGE INDUSTRIER AB B SHS                                             74,325
        14,400                   SAAB AB                                                                166,770
                                                                                                ---------------
                                 TOTAL SWEDEN                                                         1,067,468

                                 SWITZERLAND 6.59%
         1,300                   ABB LTD*                                                                11,635
        19,891                   CIE FINCANC RICHEMONT                                                  451,203
         5,247                   CREDIT SUISSE GROUP*                                                   187,034
           150                   FORBO HLDGS AG                                                          47,219
           300                   GEBERIT AG                                                              79,532
            20                   GRANDS MAGASINS JELMOLI                                                 17,122
           400                   HERO AG                                                                 45,614
         2,300                   HOLCIM LTD CL B                                                        532,375
           100                   JELMOLI                                                                 16,913
         5,055                   NESTLE SA                                                            1,195,028
        15,264                   NOVARTIS AG                                                            640,200
         2,900                   ROCHE HOLDING AG                                                       219,724
           125                   SULZER MEDICA                                                           12,731
         9,408                   SWISS RE                                                               949,452
         4,365                   SWISSCOM AG                                                          1,302,683
        18,913                   UBS AG*                                                                911,737
           255                   ZURICH FINANCIAL SERVICES AG                                            59,339
                                                                                                ---------------
                                 TOTAL SWITZERLAND                                                    6,679,541

                                 TAIWAN 1.28%
        71,000                   AU OPTRONICS CORP*                                                     107,371
        43,000                   BENQ CORP                                                               98,470
        75,000                   CHINA STEEL CORP                                                        34,134
         7,800                   COMPAL ELECTRONICS GDR 144A* ***                                        52,346
        19,000                   FORMOSA CHEM & FIBRE                                                    17,076
         9,000                   QUANTA COMPUTER INC                                                     30,332
        75,000                   TAIWAN CEMENT CORP*                                                     23,764
        45,540                   TAIWAN SEMICONDUCTOR MFG SPON ADR*                                     806,058
        12,356                   UNITED MICRO ELECTRONICS ADR*                                          124,796
                                                                                                ---------------
                                 TOTAL TAIWAN                                                         1,294,347

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
                                 THAILAND 0.20%
        34,000                   ELECTRICITY GENER (FOREIGN)                                    $        32,031
        20,000                   PTT EXPLORATION & PRODUCTION ALIEN MARKET                               53,635
         5,000                   SIAM CEMENT CO ALIEN MKT*                                              113,282
                                                                                                ---------------
                                 TOTAL THAILAND                                                         198,948

                                 UNITED KINGDOM 19.09%
         9,300                   ABBEY NATIONAL                                                         147,862
         6,000                   ALLIANCE & LEICESTER PLC                                                81,055
        10,000                   ALLIED DOMECQ PLC                                                       64,048
        19,821                   AMVESCAP PLC                                                           208,262
        25,510                   ANGLO AMERICAN PLC                                                     402,241
        19,300                   ARM HOLDINGS PLC*                                                       62,158
        36,500                   ASTRAZENECA PLC                                                      1,712,181
         4,500                   ASTRAZENECA PLC SPON ADR                                               209,475
        44,411                   BAA PLC                                                                417,445
        76,950                   BAE SYSTEMS PLC                                                        391,366
        30,000                   BARCLAYS PLC                                                           262,751
        43,300                   BG GROUP PLC                                                           193,405
        54,895                   BHP BILLITON PLC                                                       293,594
         8,500                   BOC GROUP PLC                                                          128,825
        23,515                   BOOTS COMPANY PLC                                                      243,477
        58,336                   BP PLC                                                                 497,751
        26,000                   BRAMBLES INDUSTRIES PLC*                                               128,825
        51,819                   BRITISH AIRWAYS PLC                                                    178,406
        21,864                   BRITISH AMERICAN TOBACCO INDUSTRIES PLC                                223,674
         8,000                   BRITISH ENERGY PLC                                                      18,653
        49,925                   BRITISH SKY BROADCASTING PLC*                                          558,764
        30,100                   BT GROUP PLC*                                                          113,171
        53,800                   CENTRICA PLC                                                           165,626
         9,500                   CGNU PLC                                                                97,741
        19,000                   CHUBB PLC                                                               48,455
        21,000                   COMPASS PLC                                                            130,676
        32,595                   DIAGEO PLC                                                             432,731
        43,000                   DIMENSION DATA HOLDINGS PLC*                                            38,068
        15,000                   DIXONS GROUP PLC                                                        49,676
        54,659                   EMI GROUP PLC                                                          242,150
        11,468                   FKI BABCOCK PLC                                                         28,244
         9,000                   GALLAHER GROUP                                                          78,038
        14,900                   GLAXOSMITHKLINE PLC                                                    360,449
       178,951                   GRANADA COMPASS PLC                                                    335,761
         9,200                   GREAT UNIVERSAL STORES PLC                                              83,661
         9,000                   HANSON PLC                                                              65,382
         3,600                   HAYS PLC                                                                 9,037
        71,023                   HBOS PLC                                                               861,135
        11,111                   HSBC HLDGS PLC                                                         131,156
         9,818                   IMPERIAL CHEMICAL INDS                                                  45,570
         6,500                   IMPERIAL TOBACCO GROUP PLC*                                             92,072
        18,000                   INTERNATIONAL POWER PLC*                                                54,824
        30,000                   INVENSYS PLC                                                            46,998
        45,000                   KIDDE PLC                                                               56,725
         2,766                   KINGFISHER PLC                                                          15,458
        98,617                   LATTICE GROUP                                                          266,591
        18,000                   LEGAL & GENERAL GROUP PLC                                               41,249
        51,800                   LLOYDS TSB GROUP PLC                                                   595,601
         1,680                   LONMIN PLC                                                              28,596

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
       103,103                   MARKS & SPENCER PLC                                            $       596,500
        30,100                   MM02 PLC*                                                               19,081
        94,334                   NATIONAL GRID GROUP PLC                                                676,367
         3,000                   NORTHERN ROCK PLC                                                       30,931
         6,000                   P&O PRINCESS CRUISES PLC                                                40,396
         6,000                   P&O STEAM NAVIGATION                                                    24,658
        23,500                   PEARSON PLC                                                            282,877
        15,000                   PHS GROUP PLC*                                                          17,925
        29,828                   PRUDENTIAL PLC                                                         317,319
         9,000                   RANK GROUP                                                              36,691
        18,000                   RENTOKIL INITIAL PLC                                                    70,956
        47,044                   REUTERS GROUP PLC                                                      329,075
         2,000                   RMC GROUP PLC                                                           19,003
         7,151                   ROYAL & SUN ALLIANCE INS GRP                                            31,472
        39,826                   ROYAL BANK OF SCOTLAND GROUP PLC                                     1,142,196
        70,696                   SAINSBURY PLC                                                          412,101
         8,000                   SCOTTISH & NEWCASTLE PLC                                                73,215
         9,000                   SCOTTISH & SOUTHERN ENERGY                                              88,531
        76,779                   SCOTTISH POWER                                                         441,966
        10,000                   SEVERN TRENT                                                           114,179
        82,878                   SHELL TRANS & TRDG PLC                                                 590,001
         6,500                   SHIRE PHARMACEUTICALS GROUP*                                            48,215
         6,000                   SIX CONTINENTS PLC                                                      66,409
        28,300                   SMITHS GROUP PLC                                                       334,469
        33,067                   SOUTH AFRICAN BREWERIES PLC                                            267,446
         5,400                   STANDARD CHARTERED PLC                                                  66,497
         6,450                   THUS GROUP PLC*                                                          1,762
        24,671                   TOMKINS PLC                                                             94,916
         7,500                   TRINITY MIRROR                                                          51,698
        51,300                   UNILEVER PLC                                                           469,490
        10,000                   UNITED UTILITIES PLC                                                    95,963
           800                   VODAFONE AIRTOUCH PLC SPON ADR                                          12,960
       922,100                   VODAFONE GROUP PLC                                                   1,488,232
         4,000                   WOLSELEY PLC                                                            41,970
                                                                                                ---------------
                                 TOTAL UNITED KINGDOM                                                19,334,526
                                                                                                ---------------
TOTAL COMMON STOCK (COST $98,763,458)                                                                90,562,879

DEBT 0.19%
JPY 27,000,000                   SANWA INTERNATIONAL FINANCE BERM
                                 1.250% 08/01/2005                                                       88,055
EUR     21,000                   HELLENIC EXCHANGE FINANCE REG S
                                 CONVERTIBLE 2.000% 08/02/2005                                           20,318
JPY 10,000,000                   UMC JAPAN CONV 144A 0.000% 03/26/2007***                                82,457
                                                                                                ---------------
TOTAL DEBT (COST $328,889)                                                                              190,830

PREFERRED STOCK 0.27%
         3,600                   NEWS CORP LTD PFD                                                       19,835
         7,000                   BAYERISCHE MOTOREN WERKE AG PFD (SWITZERLAND)*                         188,979
         2,200                   FIAT SPA PFD                                                            18,833
    12,000,000                   UFJ INTL FIN BERM TR FOREIGN CONV PFD 144A* ***                         50,934
                                                                                                ---------------
TOTAL PREFERRED STOCK (COST $288,419)                                                                   278,581

CERTIFICATES OF DEPOSIT 0.82%
       827,577                   EURO TIME DEPOSIT 3.300% 05/02/2002                                    827,577
                                                                                                ---------------
TOTAL CERTIFICATES OF DEPOSIT (COST $827,577)                                                           827,577

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
RIGHTS 0.04%
         5,100                   VNU NV*                                                        $         1,378
         2,600                   IMPERIAL TOBACCO GROUP PLC*                                             36,185
                                                                                                ---------------
TOTAL RIGHTS (COST $29,996)                                                                              37,563

WARRANTS 0.00%
         1,700                   C.G.I.P. WARRANTS*                                                         230
                                                                                                ---------------
TOTAL WARRANTS (COST $591)                                                                                  230

TOTAL INVESTMENTS AT VALUE 90.72% (COST $100,238,930)                                                91,897,660

OTHER ASSETS IN EXCESS OF LIABILITIES 9.28%                                                           9,404,133
                                                                                                ---------------
NET ASSETS 100.00%                                                                              $   101,301,793
                                                                                                ===============

INDUSTRY SECTOR BREAKDOWN                                                                    % OF TOTAL INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------
                                 FINANCIAL SERVICES                                                         18.50%
                                 TECHNOLOGY                                                                 16.44
                                 CAPITAL GOODS                                                              12.99
                                 CONSUMER DURABLES                                                          12.57
                                 HEALTHCARE                                                                  7.39
                                 CONSUMER NON-DURABLES                                                       7.35
                                 ENERGY                                                                      5.98
                                 BASIC INDUSTRIES                                                            5.28
                                 CONSUMER SERVICES                                                           4.36
                                 UTILITIES                                                                   4.22
                                 REAL ESTATE (PUBLICLY TRADED)                                               2.61
                                 TRANSPORTATION                                                              0.92
                                 OTHER                                                                       0.70
                                 TELECOMMUNICATIONS                                                          0.69
                                 ---------------------------------------------------------------------------------
                                 TOTAL                                                                     100.00%

-------------------------
*           Non-income producing security

**          Denotes a fair valued security

*** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to qualified institutional buyers. At April 30, 2002, these securities amounted to $1,416,436 or 1.4% of net assets.

ADR         American Depositary Receipt

GDR         Global Depositary Receipt

SPON ADR    Sponsored American Depositary Receipt

             See Accompanying Notes to these Financial Statements.

FORWARD FOREIGN CURRENCY CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                          Deliver/Receive                                                        Net Unrealized
         Settlement        in Exchange          Units of          Cost on                         Appreciation
            Date              for USD           Currency     Origination Date     Value          (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
              Buys
           5/01/02            AUD                 41,050   $      22,167      $  22,042            $      (125)
           5/02/02            AUD                 44,111          23,770         23,684                    (86)
           6/20/02            CHF                  2,060           1,245          1,272                     27
           5/02/02            EUR                 14,071          12,719         12,678                    (41)
           5/03/02            EUR                 14,516          13,114         13,079                    (35)
           7/29/02            EUR                466,903         417,995        419,097                  1,102
           5/02/02            GBP                105,921         154,378        154,339                    (39)
           6/20/02            HKD                733,407          94,010         94,027                     17
           5/01/02            JPY             31,000,000         241,953        241,446                   (507)
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $       313
             Sales
           6/20/02            CHF                155,511   $      99,010      $  96,035            $     2,975
           8/30/02            JPY             29,410,680         221,000        230,628                 (9,628)
           5/03/02            NOK                629,000          74,827         74,797                     30
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $    (6,623)

CROSS CURRENCY CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Unrealized
                                                                                                   Gain (Loss)
Exchange Date Through             Currency to be Delivered         Currency to be Received             US$
---------------------------------------------------------------------------------------------------------------------------
          9/26/02                     (50,966)      GBP                82,366      EUR             $        161
         10/28/02                    (387,397)      GBP               629,095      EUR                    4,354
          6/20/02                    (733,407)      HKD               153,452      CHF                      736
          7/03/02                 (21,926,940)      JPY               313,340      AUD                   (3,871)
          7/16/02                 (24,710,720)      JPY               354,326      AUD                   (4,051)
          5/31/02                 (19,401,725)      JPY               246,309      CHF                      723
          5/20/02                 (46,481,275)      JPY               406,411      EUR                    3,508
          5/21/02                 (16,869,410)      JPY               145,413      EUR                     (617)
          5/28/02                 (13,898,010)      JPY               130,780      EUR                    9,301
          6/24/02                 (18,731,070)      JPY               165,967      EUR                    2,906
          6/27/02                 (25,229,150)      JPY               217,324      EUR                   (1,731)
          7/03/02                 (21,936,070)      JPY               189,006      EUR                   (1,561)
          7/15/02                 (18,340,840)      JPY               159,167      EUR                     (453)
          7/18/02                 (40,081,920)      JPY               349,039      EUR                      (10)
          7/22/02                 (18,492,474)      JPY               161,267      EUR                      146
          8/30/02                 (41,349,040)      JPY               361,474      EUR                     (152)
          9/18/02                 (60,803,190)      JPY               544,198      EUR                   10,201
          9/30/02                 (95,870,900)      JPY               838,399      EUR                   (2,442)
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $     17,148

CURRENCY CODE KEY

AUD         AUSTRALIAN DOLLAR

CHF         SWISS FRANC

EUR         EUROPEAN CURRENCY UNIT

GBP         UK POUND

HKD         HONG KONG DOLLAR

JPY         JAPANESE YEN

NOK         NORWEGIAN KRONE

             See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                             CIF CORE PLUS BOND FUND

                     SCHEDULE OF INVESTMENTS APRIL 30, 2002

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES 7.94%
$       254,099                  ADVANTA MTG LOAN TR 00-2 CL A1 (FRN)
                                 1.900% 03/25/2015                                              $       254,085
        550,000                  CITIBANK CREDIT CARD ISSUANCE TR 02-A2 CL A2
                                 (STEP BOND) 1.930% 02/15/2007                                          549,578
        200,000                  CITIBANK CREDIT CARD ISSUANCE TR 02-C1 CL C1
                                 (STEP BOND) 2.800% 02/09/2009                                          199,118
      1,200,000                  CONSECO FINANCE SECS CORP 00-6 CL A5
                                 7.270% 09/01/2032                                                    1,246,895
        745,402                  CONSECO FINANCE SECS CORP 02-A CL A1A (FRN)
                                 2.098% 10/15/2018                                                      745,723
        974,180                  COUNTRYWIDE ASSET BACKED CERT 02-BC1 CL A
                                 (STEP BOND) 2.440% 04/25/2032                                          974,916
        867,909                  EQCC TR 02-1 CL 2A (FRN) 2.200% 11/25/2031                             867,914
        655,880                  GMAC MTG CORP LN TR 01-HE4 CL A1 (FRN)
                                 2.070% 04/25/2027                                                      655,752
        655,623                  HANAREUM INTL FDG LTD 1A CL 1 144A (FRN)
                                 1.860% 12/14/2011*                                                     654,394
        876,324                  LONG BEACH MTG LOAN TR 01-2 CL A2 (STEP BOND)
                                 2.130% 07/25/2031                                                      876,342
      1,188,298                  MERRILL LYNCH MTG INVESTORS 02-AFC1 CL AF1
                                 (FRN) 2.080% 07/25/2016                                              1,188,697
      1,000,000                  METRIS MASTER TR 01-3 CL A (FRN)
                                 1.970% 07/21/2008                                                    1,000,951
        240,000                  NEXTCARD CREDIT CARD MASTER TR 01-1 CL A 144A
                                 2.825% 04/16/2007*                                                     240,619
        800,000                  NISSAN AUTO TR 02-B CL A3 3.990% 12/15/2005                            806,952
        541,920                  NISSAN AUTO TR 144A 7.800% 05/20/2003*                                 549,413
        541,797                  SLM STUDENT LOAN TR 01-4 CL A1 (FRN)
                                 1.990% 01/25/2011                                                      541,625
        400,000                  STANDARD CREDIT CARD MASTER TR 95-1 CL A
                                 8.250% 01/07/2007                                                      441,205
      1,066,842                  XEROX EQUIPMENT LEASE OWNER TR 01-1 CL A 144A
                                 (FRN) 3.860% 02/15/2008*                                             1,066,842
                                                                                                ---------------
TOTAL ASSET BACKED SECURITIES (COST $12,822,785)                                                     12,861,021

COLLATERALIZED MORTGAGE OBLIGATIONS 2.76%

                                 PRIVATE LABEL CMO'S 2.31%
        296,357                  AMORTIZING RESIDENTIAL COLLATERAL TR 02-BC1M
                                 CL A (FRN) 2.130% 04/25/2032                                           296,404
        855,737                  ASSET SEC CORP 96-D2 CL A1 6.920% 02/14/2029                           900,480
      8,700,000                  BEAR STEARNS COMMERCIAL MTG SECS 02-HOME
                                 CL X1 144A 1.594% 12/03/2013*                                          226,200
        200,000                  CAPCO AMERICA SEC 98-D7 CL A1B
                                 6.260% 10/15/2030                                                      207,491
        452,641                  COMMERCIAL MTG ACCEP CORP 97-ML1 CL A4
                                 6.735% 12/15/2030                                                      470,149
        970,222                  IMPAC CMB TR 02-1 CL A1 (FRN) 2.170% 03/25/2032                        971,133
        500,000                  STRUCTURED ASSET SEC CORP 96-CFL CL G
                                 7.750% 02/25/2028                                                      543,293
        131,754                  WASHINGTON MUTUAL 00-1 CL A1 (FRN)
                                 2.190% 06/25/2024                                                      131,672
                                                                                                ---------------
                                 TOTAL PRIVATE LABEL CMO'S                                            3,746,822

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
                                 U.S. AGENCY CMO'S 0.45%
$       718,937                  FNMA WHOLE LOAN 01-W2 CL AS1
                                 4.490% 08/25/2028                                              $       719,266
                                                                                                ---------------
                                 TOTAL U.S. AGENCY CMO'S                                                719,266
                                                                                                ---------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $4,441,712)                                           4,466,088

CORPORATE DEBT 28.22%

                                 BANKING & FINANCE 8.67%
        270,000                  ALLSTATE CORP 7.875% 05/01/2005                                        295,483
        250,000                  ASSOCIATES CORP NA SR NTS 5.800% 04/20/2004                            259,225
        700,000                  AT&T CAPITAL CORP (FRN) 144A 3.034% 08/06/2002*                        700,024
        200,000                  AXA FINANCIAL INC 6.500% 04/01/2008                                    205,279
        495,000                  BANK OF AMERICA CORP SUB 7.400% 01/15/2011                             532,939
        225,000                  BANK ONE CORP 6.500% 02/01/2006                                        235,638
        500,000                  BANK ONE CORP SUB 7.875% 08/01/2010                                    554,413
        170,000                  BARCLAYS BANK PLC BDS 144A 8.550% 09/15/2049*                          191,900
         55,000                  BEAR STEARNS CO INC NTS 6.500% 05/01/2006                               56,785
        400,000                  BOEING CAPITAL CORP 7.375% 09/27/2010                                  430,048
         50,000                  CALPINE CANADA ENERGY FINANCE ULC
                                 8.500% 05/01/2008                                                       42,750
        250,000                  CIT GROUP INC 6.500% 02/07/2006                                        236,902
        165,000                  CITIGROUP INC GBL SR NTS 5.750% 05/10/2006                             169,493
        390,000                  CITIGROUP INC GBL SR NTS 6.000% 02/21/2012                             385,474
        115,000                  CITIGROUP INC SR NTS 6.750% 12/01/2005                                 122,037
         75,000                  CITIGROUP INC SUB NTS 7.250% 10/01/2010                                 80,413
        210,000                  CREDIT SUISSE FIRST BOSTON USA INC
                                 5.750% 04/15/2007                                                      210,913
        520,159                  DRYDEN INVESTOR TR BDS 144A 7.157% 07/23/2008*                         535,763
        140,000                  EUROPEAN INVESTMENT BANK 5.625% 01/24/2006                             143,622
         40,000                  FIRST UNION CORP 7.700% 02/15/2005                                      43,158
         60,000                  FIRST UNION CORP SR NTS 7.550% 08/18/2005                               64,844
        170,000                  FORD MOTOR CR CO GBL LANDMARK BDS
                                 7.375% 10/28/2009                                                      171,569
        200,000                  FORD MOTOR CR CO GBL LANDMARK BDS
                                 7.375% 02/01/2011                                                      200,982
        140,000                  FORD MOTOR CR CO GBL LANDMARK NTS
                                 7.500% 03/15/2005                                                      145,271
        250,000                  FORD MOTOR CR CO GBL LANDMARK NTS
                                 7.875% 06/15/2010                                                      258,945
        285,000                  FORD MOTOR CR CO NTS 6.875% 02/01/2006                                 288,710
        300,000                  GENERAL ELECTRIC CAPITAL CORP 5.350% 03/30/2006                        303,861
        430,000                  GENERAL ELECTRIC CAPITAL CORP 6.750% 03/15/2032                        424,591
        120,000                  GENERAL MTRS ACCEP CORP 6.750% 01/15/2006                              123,962
        555,000                  GENERAL MTRS ACCEP CORP 7.750% 01/19/2010                              587,929
        500,000                  GENERAL MTRS ACCEP CORP MTN (FRN)
                                 2.490% 01/20/2004                                                      497,510
        400,000                  GOLDMAN SACHS GROUP INC 6.600% 01/15/2012                              397,550
        300,000                  HELLER FINANCIAL INC NTS 8.000% 06/15/2005                             328,224
        300,000                  HOUSEHOLD FINANCE CORP 6.400% 06/17/2008                               301,766
        120,000                  HOUSEHOLD FINANCE CORP 6.375% 10/15/2011                               115,802
         55,000                  JOHN DEERE CAPITAL CORP 7.000% 03/15/2012                               56,327
        240,000                  JP MORGAN CHASE & CO SUB NTS 6.750% 02/01/2011                         243,091
        240,000                  JP MORGAN CHASE & CO SUB NTS 6.625% 03/15/2012                         240,508
        375,000                  KFW INTL FIN GTD 5.250% 06/28/2006                                     380,373
      1,000,000                  LEHMAN BROS HLDG INC NTS 7.360% 12/15/2003                           1,048,061
        120,000                  LEHMAN BROS HLDG INC NTS 6.250% 05/15/2006                             123,635

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
$       100,000                  LEHMAN BROS HOLDINGS INC NTS 8.250% 06/15/2007                 $       111,330
        300,000                  MORGAN STANLEY DEAN WITTER & CO
                                 6.750% 04/15/2011                                                      302,986
         30,000                  MORGAN STANLEY DEAN WITTER & CO
                                 6.600% 04/01/2012                                                       29,984
        170,000                  MORGAN STANLEY DEAN WITTER & CO
                                 5.800% 04/01/2007                                                      171,757
        240,000                  PDVSA FINANCE LTD 8.500% 11/16/2012                                    213,600
        275,000                  PRUDENTIAL FDG LLC NTS 6.600% 05/15/2008                               284,296
         65,000                  SEARS ROEBUCK ACCEPTANCE 7.000% 02/01/2011                              66,945
        160,000                  SPRINT CAP CORP 144A 8.375% 03/15/2012*                                157,525
        160,000                  SPRINT CAP CORP 144A 8.750% 03/15/2032*                                152,607
         75,000                  SUN LIFE CANADA US CAPITAL 144A
                                 8.526% 05/29/2049*                                                      77,761
        440,000                  VERIZON GLOBAL FDG CORP 7.250% 12/01/2010                              441,548
        300,000                  WELLS FARGO FINANCIAL INC 5.875% 08/15/2008                            303,112
                                                                                                ---------------
                                 TOTAL BANKING & FINANCE                                             14,049,221

                                 BASIC INDUSTRIES 1.21%
        250,000                  AK STEEL CORP 7.875% 02/15/2009                                        252,187
        160,000                  ALLIED WASTE NORTH AMERICA INC
                                 10.000% 08/01/2009                                                     164,400
         70,000                  AMERICAN STANDARD INC 7.375% 04/15/2005                                 71,487
         20,000                  CARAUSTAR INDUSTRIES INC 9.875% 04/01/2011                              21,200
         30,000                  DOW CHEMICAL CO 5.750% 12/15/2008                                       29,455
         40,000                  HANOVER EQUIPMENT TR 01-B 144A 8.750% 09/01/2011*                       40,500
         18,000                  IMC GLOBAL INC GTD 10.875% 06/01/2008                                   20,160
         15,000                  IMC GLOBAL INC GTD 11.250% 06/01/2011                                   16,800
         50,000                  LYONDELL CHEMICAL CO 9.875% 05/01/2007                                  49,500
         20,000                  LYONDELL CHEMICAL CO SER A 9.625% 05/01/2007                            19,800
         83,000                  P & L COAL HLDGS CORP GTD SER B 8.875% 05/15/2008                       88,187
         20,000                  PACIFICA PAPERS INC SR NTS 10.000% 03/15/2009                           21,325
         20,000                  RESOLUTION PERFORMANCE 13.500% 11/15/2010                               22,600
        165,000                  TEMBEC INDS INC GTD 8.500% 02/01/2011                                  171,600
         70,000                  TOLL CORP SR SUB NTS 8.250% 12/01/2011                                  70,875
        150,000                  UNITED TECH CORP 4.875% 11/01/2006                                     148,539
         75,000                  UNITED TECH CORP 6.350% 03/01/2011                                      76,883
         75,000                  WEYERHAEUSER CO 6.000% 08/01/2006                                       75,496
         75,000                  WEYERHAEUSER CO 144A 5.950% 11/01/2008*                                 74,081
        200,000                  WEYERHAEUSER CO 144A 6.750% 03/15/2012*                                201,861
        320,000                  WEYERHAEUSER CO 144A 7.375% 03/15/2032*                                321,948
                                                                                                ---------------
                                 TOTAL BASIC INDUSTRIES                                               1,958,884

                                 CABLE & MEDIA 2.13%
         20,000                  ADELPHIA COMMUNICATIONS CORP 6.000% 02/15/2006                          13,375
         20,000                  ADELPHIA COMMUNICATIONS CORP 10.250% 11/01/2006                         17,100
         25,000                  ADELPHIA COMMUNICATIONS CORP CV
                                 3.250% 05/01/2021                                                       19,813
         20,000                  ADELPHIA COMMUNICATIONS CORP SR NTS
                                 8.750% 10/01/2007                                                       17,125
         15,000                  ADELPHIA COMMUNICATIONS CORP SR NTS
                                 10.500% 07/15/2004                                                      13,575
          5,000                  ADELPHIA COMMUNICATIONS CORP SR NTS
                                 9.875% 03/01/2007                                                        4,156
        175,000                  AOL TIME WARNER INC 5.625% 05/01/2005                                  173,365
        155,000                  AOL TIME WARNER INC 6.875% 05/01/2012                                  147,026

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
$        95,000                  AOL TIME WARNER INC 9.125% 01/15/2013                          $       104,346
        555,000                  AOL TIME WARNER INC 7.625% 04/15/2031                                  518,040
        120,000                  AOL TIME WARNER INC 7.700% 05/01/2032                                  112,279
          2,000                  CHANCELLOR MEDIA CC GTD 8.000% 11/01/2008                                2,075
        140,000                  CHARTER COMMUNICATIONS HLDGS 10.750% 10/01/2009                        137,900
         55,000                  CHARTER COMMUNICATIONS HLDGS 11.125% 01/15/2011                         54,175
        106,000                  CHARTER COMMUNICATIONS LLC SR NTS
                                 8.625% 04/01/2009                                                       94,605
        119,000                  CLEAR CHANNEL COMMUNICATIONS SR SUB NTS SER B
                                 8.125% 12/15/2007                                                      123,314
        165,000                  COMCAST CABLE COMMUNICATIONS CORP
                                 8.375% 11/01/2005                                                      176,843
         25,000                  COMCAST CABLE COMMUNICATIONS CORP
                                 8.875% 05/01/2017                                                       27,504
         70,000                  COMCAST CABLE COMMUNICATIONS CORP SR NTS
                                 6.875% 06/15/2009                                                       68,288
        300,000                  COMCAST CABLE COMMUNICATIONS CORP SR NTS
                                 6.750% 01/30/2011                                                      286,756
        170,000                  CSC HLDGS INC SR NTS 7.625% 04/01/2011                                 159,247
         55,000                  ECHOSTAR DBS CORP 10.375% 10/01/2007                                    58,987
         79,000                  ECHOSTAR DBS CORP SR NTS 9.375% 02/01/2009                              82,357
        140,000                  ECHOSTAR DBS CORP SR NTS 144A 9.125% 01/15/2009*                       144,200
         17,000                  EMMIS COMMUNICATIONS CORP 8.125% 03/15/2009                             17,404
         34,000                  FOX/LIBERTY NETWORKS SR NTS 8.875% 08/15/2007                           35,190
          1,000                  FRONTIERVISION HLDGS LP SR DISC NTS
                                 11.875% 09/15/2007                                                         957
        120,000                  NEWS AMER HLDGS DEB 7.750% 12/01/2045                                  112,239
        500,000                  NEWS AMER HLDGS GTD 7.430% 10/01/2026                                  519,306
        225,000                  VIACOM INC GTD 7.700% 07/30/2010++                                     239,971
                                                                                                ---------------
                                 TOTAL CABLE & MEDIA                                                  3,481,518

                                 CONSUMER NON-DURABLES 2.24%
        200,000                  ANHEUSER-BUSCH COS INC 6.800% 08/20/2032                               207,824
         38,000                  CONSTELLATION BRANDS INC 8.000% 02/15/2008                              39,140
        280,000                  DYNERGY HLDGS INC SR NTS 8.750% 02/15/2012                             268,800
         95,000                  GENERAL MILLS INC NTS 5.125% 02/15/2007                                 93,422
         95,000                  GENERAL MILLS INC NTS 6.000% 02/15/2012                                 92,198
        240,000                  KELLOGG CO 6.600% 04/01/2011                                           246,674
        150,000                  KRAFT FOODS INC 5.625% 11/01/2011                                      145,033
        500,000                  NABISCO INC DEBS 7.550% 06/15/2015                                     565,270
        250,000                  PEPSI BOTTLING GROUP INC SR NTS
                                 7.000% 03/01/2029                                                      262,333
        150,000                  PHILIP MORRIS DEB 7.750% 01/15/2027                                    156,080
        500,000                  PHILIP MORRIS NTS 7.000% 07/15/2005                                    528,191
        250,000                  PROCTER & GAMBLE CO DEB 8.500% 08/10/2009                              295,913
        200,000                  REYNOLDS RJ TOBACCO HLDGS GTD SER B
                                 7.750% 05/15/2006                                                      211,971
        350,000                  SARA LEE CORP 6.250% 09/15/2011                                        353,059
         23,000                  SMITHFIELD FOODS INC SR NTS 8.000% 10/15/2009                           23,259
        125,000                  UNILEVER CAP CORP GTD 7.125% 11/01/2010                                135,176
                                                                                                ---------------
                                 TOTAL CONSUMER NON-DURABLES                                          3,624,343

                                 CONSUMER SERVICES 0.82%
         10,000                  ARGOSY GAMING CO SR SUB NT
                                 10.750% 06/01/2009                                                      11,062
         54,000                  AVIS GROUP HLDGS GTD 11.000% 05/01/2009                                 59,940
         30,000                  EXTENDED STAY AMERICA INC SR SUB NTS
                                 9.875% 06/15/2011                                                       31,500

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
$       117,000                  HARRAHS OPER CO INC GTD 7.875% 12/15/2005                      $       121,241
         10,000                  MOHEGAN TRIBAL GAMING SR NTS
                                 8.125% 01/01/2006                                                       10,250
         52,000                  MOHEGAN TRIBAL GAMING SR SUB NTS
                                 8.750% 01/01/2009                                                       54,080
         40,000                  MOHEGAN TRIBAL GAMING SR SUB NTS
                                 8.375% 07/01/2011                                                       41,000
        110,000                  PARK PL ENTMT SR SUB NTS 9.375% 02/15/2007                             117,700
         55,000                  RYLAND GROUP INC 8.000% 08/15/2006                                      56,375
         10,000                  RYLAND GROUP INC SR SUB NTS 8.250% 04/01/2008                           10,000
         11,000                  SIX FLAGS INC 9.500% 02/01/2009                                         11,495
          7,000                  SIX FLAGS INC SR DISC NTS (STEP BOND)
                                 0.000% 04/01/2008                                                        6,860
         10,000                  SONIC AUTOMOTIVE INC SER D SR SUB NTS
                                 11.000% 08/01/2008                                                      10,750
        140,000                  TARGET CORP 5.875% 03/01/2012                                          138,252
         80,000                  TRICON GBL RESTAURANTS INC SR NTS
                                 8.875% 04/15/2011                                                       86,000
        500,000                  WAL MART STORES NTS 7.550% 02/15/2030                                  567,685
                                                                                                ---------------
                                 TOTAL CONSUMER SERVICES                                              1,334,190

                                 ENERGY 3.33%
         20,000                  AMERADA HESS CORP 5.900% 08/15/2006                                     20,122
         40,000                  AMERADA HESS CORP 7.300% 08/15/2031                                     40,321
        120,000                  AMERADA HESS CORP BDS 7.875% 10/01/2029                                129,448
         40,000                  ANADARKO PETROLEUM CORP 5.375% 03/01/2007                               39,674
        135,000                  ANADARKO PETROLEUM CORP 6.125% 03/15/2012                              131,868
         50,000                  BURLINGTON RESOURCES FINANCE CO 144A
                                 6.500% 12/01/2011*                                                      50,109
        110,000                  BURLINGTON RESOURCES FINANCE CO 144A
                                 7.400% 12/01/2031*                                                     112,586
         10,000                  CHESAPEAKE ENERGY CORP 8.375% 11/01/2008                                10,075
         25,000                  CMS ENERGY CORP 7.625% 11/15/2004                                       25,500
         50,000                  CMS ENERGY CORP 9.875% 10/15/2007                                       54,250
         75,000                  CMS ENERGY CORP SR NTS 7.500% 01/15/2009                                75,375
        110,000                  CMS ENERGY CORP SR NTS 8.500% 04/15/2011                               115,500
        145,000                  COASTAL CORP 7.750% 06/15/2010                                         149,883
        220,000                  CONOCO FUNDING CO 6.350% 10/15/2011                                    222,464
        250,000                  CONOCO FUNDING CO 7.250% 10/15/2031                                    263,166
        105,000                  CONOCO INC 5.900% 04/15/2004                                           108,579
        100,000                  CONOCO INC SR NTS 6.950% 04/15/2029                                    101,762
         90,000                  CONSOLIDATED NATURAL GAS CO
                                 5.375% 11/01/2006                                                       88,626
         60,000                  DEVON ENERGY CORP 7.950% 04/15/2032                                     63,567
        100,000                  DTE ENERGY CO NTS 7.050% 06/01/2011                                    102,734
        150,000                  DTE ENERGY CO SR NTS 6.450% 06/01/2006                                 153,711
        125,000                  EXELON CORP 6.750% 05/01/2011                                          126,315
         70,000                  FIRSTENERGY CORP SER A 5.500% 11/15/2006                                66,999
        230,000                  FIRSTENERGY CORP SER B 6.450% 11/15/2011                               217,288
        165,000                  FIRSTENERGY CORP SER C 7.375% 11/15/2031                               155,730
         50,000                  FOREST OIL CORP SR NTS 144A 7.750% 05/01/2014*                          49,000
         75,000                  KN ENERGY INC 7.250% 03/01/2028                                         73,972
         15,000                  NEWPARK RESOURCE INC 8.625% 12/15/2007                                  14,400
        150,000                  OCCIDENTAL PETROLEUM CORP 7.200% 04/01/2028                            152,982
         30,000                  OCEAN ENERGY INC GTD SER B 8.875% 07/15/2007                            31,537
         50,000                  OCEAN ENERGY INC GTD SER B 8.375% 07/01/2008                            52,375
        175,000                  OSPREY TR/OSPREY I 144A 7.797% 01/15/2003*                              36,750

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
$        50,000                  OSPREY TR/OSPREY I 144A 8.310% 01/15/2003* #                   $        10,500
         20,000                  PARKER & PARSLEY PETROLEUM SR NTS
                                 8.250% 08/15/2007                                                       20,694
        275,000                  PETROLIAM NASIONAL BERHD 144A 7.625% 10/15/2026*                       275,134
        350,000                  PHILLIPS PETROLEUM CO NTS 8.750% 05/25/2010                            406,034
         40,000                  PIONEER NATURAL RESOURCE CO GTD
                                 9.625% 04/01/2010                                                       44,345
         75,000                  POGO PRODUCING CO 10.375% 02/15/2009                                    81,375
        500,000                  PROGRESS ENERGY INC NTS NCL 7.100% 03/01/2011                          517,712
        275,000                  PROGRESS ENERGY INC SR NTS 6.750% 03/01/2006                           284,977
         70,000                  PROGRESS ENERGY INC SR NTS 6.850% 04/15/2012                            71,192
         70,000                  TRANSOCEAN SEDCO FOREX INC 9.500% 12/15/2008                            81,900
          6,000                  TRITON ENERGY LTD SR NTS 8.875% 10/01/2007                               6,600
         40,000                  VINTAGE PETROLEUM INC 7.875% 05/15/2011                                 37,400
         31,000                  VINTAGE PETROLEUM INC SR NTS 144A
                                 8.250% 05/01/2012*                                                      30,922
         26,000                  VINTAGE PETROLUEM INC SR SUB NOTES
                                 9.000% 12/15/2005                                                       26,520
         39,000                  WESTERN OIL SANDS INC 144A 8.375% 05/01/2012*                           40,365
        380,000                  WILLIAMS COS INC 144A 8.750% 03/15/2032*                               394,235
         21,000                  XTO ENERGY INC SR NTS 7.500% 04/15/2012                                 21,157
                                                                                                ---------------
                                 TOTAL ENERGY                                                         5,387,730

                                 HEALTHCARE 1.50%
         50,000                  BRISTOL-MYERS SQUIBB CO 4.750% 10/01/2006                               49,518
      1,300,000                  BRISTOL-MYERS SQUIBB CO 5.750% 10/01/2011                            1,280,417
         32,000                  COVENTRY HEALTH CARE INC SR NTS 8.125% 02/15/2012                       32,960
        344,000                  ELI LILLY & CO NTS 7.125% 06/01/2025                                   370,788
         60,000                  FRESENIUS MED CAP TR IV GTD 7.875% 06/15/2011                           60,000
         20,000                  HCA INC 6.910% 06/15/2005                                               20,586
         60,000                  HCA INC 7.125% 06/01/2006                                               62,159
         45,000                  HCA INC 7.250% 05/20/2008                                               46,646
         54,000                  HCA INC 8.750% 09/01/2010                                               60,331
         22,000                  HCR MANOR CARE GTD 8.000% 03/01/2008                                    23,210
         55,000                  HEALTHSOUTH CORP 8.500% 02/01/2008                                      57,200
        265,000                  HEALTHSOUTH CORP SR SUB NTS 10.750% 10/01/2008                         296,800
         67,000                  OMNICARE INC 8.125% 03/15/2011                                          70,852
                                                                                                ---------------
                                 TOTAL HEALTHCARE                                                     2,431,467

                                 INDUSTRY 3.85%
         15,000                  AGCO CORP 9.500% 05/01/2008                                             16,237
        150,000                  ALLIED WASTE NORTH AMERICA INC 8.875% 04/01/2008                       154,875
         15,000                  ALLIED WASTE NORTH AMERICA INC 8.500% 12/01/2008                        15,225
         80,000                  AMERICAN AIRLINES INC 7.858% 10/01/2011                                 84,883
          8,000                  AMERICAN AXLE & MANUFACTURING INC
                                 9.750% 03/01/2009                                                        8,620
         40,000                  AMERICAN STANDARD INC 8.250% 06/01/2009                                 41,800
        600,000                  ANADARKO FINANCE CO 7.500% 05/01/2031                                  630,418
         45,000                  AUTONATION INC GTD 9.000% 08/01/2008                                    47,813
         23,000                  BEAZER HOMES USA SR NTS 144A 8.375% 04/15/2012*                         23,431
         10,000                  COLLINS & AIKMAN PRODUCTS 144A 10.750% 12/31/2011*                      10,450
         15,000                  D.R. HORTON INC 10.500% 04/01/2005                                      15,975
         20,000                  D.R. HORTON INC 7.875% 08/15/2011                                       19,450
        135,000                  DAIMLER CHRYSLER NA HLDG CORP 8.000% 06/15/2010                        146,146
         50,000                  DELTA AIR LINES INC 7.570% 11/18/2010                                   52,634
         93,482                  DELTA AIR LINES INC 6.619% 03/18/2011                                   94,935
        200,000                  DELTA AIR LINES INC 6.718% 01/02/2023                                  208,300

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
$        65,000                  DRESSER INDUSTRIES INC GTD 9.375% 04/15/2011                   $        67,438
        610,000                  FORD MOTOR CO NTS 7.450% 07/16/2031                                    574,679
        510,000                  GENERAL MOTORS NOV FIN 6.850% 10/15/2008                               508,402
         10,000                  HANOVER EQUIPMENT TR 01-A 144A
                                 8.500% 09/01/2008*                                                      10,100
         80,000                  HONEYWELL INTL INC 6.875% 10/03/2005                                    84,415
         50,000                  HONEYWELL INTL INC 5.125% 11/01/2006                                    49,410
         60,000                  LEAR CORP 7.960% 05/15/2005                                             62,190
        520,000                  LOCKHEED MARTIN CORP BDS 8.500% 12/01/2029                             617,918
        315,000                  LOCKHEED MARTIN CORP NTS 8.200% 12/01/2009                             354,195
         30,000                  NORTEK INC SR NTS SER B 9.250% 03/15/2007                               30,713
         89,000                  NORTEK INC SR NTS SER B 8.875% 08/01/2008                               90,335
         70,000                  NORTHROP GRUMMAN CORP 7.750% 02/15/2031                                 72,928
         75,000                  NORTHROP GRUMMAN CORP GTD
                                 7.125% 02/15/2011                                                       76,761
         60,000                  PACKAGING CORP OF AMERICA GTD
                                 9.625% 04/01/2009                                                       65,400
         51,000                  PULTE HOMES INC 7.875% 08/01/2011                                       52,085
        125,000                  RAYTHEON CO NTS 8.200% 03/01/2006                                      135,984
        300,000                  RAYTHEON CO NTS 6.150% 11/01/2008                                      299,194
         70,000                  SCHULER HOMES GTD 9.375% 07/15/2009                                     72,450
        447,771                  SYSTEMS 2001 ASSET TR CL G 144A
                                 6.664% 09/15/2013*                                                     466,747
         48,000                  TEEKAY SHIPPING CORP 8.875% 07/15/2011                                  50,160
         30,000                  TEREX CORP 8.875% 04/01/2008                                            31,275
        100,000                  TEREX CORP 10.375% 04/01/2011                                          109,500
         30,000                  TYCO INTL GROUP SA 6.375% 06/15/2005                                    25,580
         50,000                  TYCO INTL GROUP SA 5.800% 08/01/2006                                    41,627
        210,000                  TYCO INTL GROUP SA 6.375% 10/15/2011                                   167,047
         50,000                  TYCO INTL GROUP SA NTS 6.375% 02/15/2006                                42,129
         30,000                  TYCO INTL GROUP SA NTS 6.125% 11/01/2008                                23,783
         40,000                  TYCO INTL GROUP SA NTS 7.000% 06/15/2028                                29,778
         30,000                  TYCO INTL GROUP SA NTS (FRN) 2.320% 07/30/2003                          29,332
        135,000                  WASTE MANAGEMENT INC GTD 7.375% 05/15/2029                             132,247
        120,000                  WASTE MANAGEMENT INC SR NTS 7.375% 08/01/2010                          123,383
        100,000                  WASTE MANAGEMENT INC SR NTS 7.125% 12/15/2017                           96,598
         75,000                  WESTINGHOUSE AIR 9.375% 06/15/2005                                      75,563
                                                                                                ---------------
                                 TOTAL INDUSTRY                                                       6,240,538

                                 REAL ESTATE (PUBLICLY TRADED) 0.15%
        200,000                  EOP OPERATING LP 7.375% 11/15/2003                                     208,508
         12,000                  HMH PPTYS INC SR NTS SER C 8.450% 12/01/2008                            12,120
         10,000                  VENTAS REALTY LP/VENTAS CAPITAL CORP
                                 SR NTS 144A 8.750% 05/01/2009*                                          10,175
         10,000                  VENTAS REALTY LP/VENTAS CAPITAL CORP
                                 SR NTS 144A 9.000% 05/01/2012*                                          10,225
                                                                                                ---------------
                                 TOTAL REAL ESTATE (PUBLICLY TRADED)                                    241,028

                                 TECHNOLOGY 0.32%
        300,000                  ELECTRONIC DATA SYSTEMS NTS 7.125% 10/15/2009                          319,857
         42,000                  FLEXTRONICS INTL 9.875% 07/01/2010                                      45,360
         15,000                  SEQUA CORP SR NTS SER B 8.875% 04/01/2008                               15,413
         60,000                  UNISYS CORP SR NTS 7.250% 01/15/2005                                    60,075
         64,000                  XEROX CAP EUROPE PLC GTD MTN 5.750% 05/15/2002                          63,521
                                                                                                ---------------
                                 TOTAL TECHNOLOGY                                                       504,226

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
                                 TELECOMMUNICATIONS 2.27%
$       200,000                  AT&T CORP 6.000% 03/15/2009                                    $       176,328
        245,000                  AT&T CORP 144A 7.300% 11/15/2011*                                      224,653
        200,000                  AT&T CORP 144A 8.000% 11/15/2031*                                      175,788
        460,000                  BELL ATLANTIC FINANCIAL CV REGS
                                 4.250% 09/15/2005                                                      461,150
        440,000                  BELL ATLANTIC FINANCIAL REGS
                                 5.750% 04/01/2003                                                      445,891
         35,000                  BRITISH TELECOM PLC BDS 8.875% 12/15/2030                               39,512
         20,000                  CITIZENS COMMUNICATIONS SR NTS
                                 9.000% 08/15/2031                                                       20,527
         83,000                  CROWN CASTLE INTL CORP 9.375% 08/01/2011                                70,965
        100,000                  MARCONI CORP PLC GTD 7.750% 09/15/2010                                  30,000
         10,000                  NEXTEL COMMUNICATIONS INC 9.500% 02/01/2011                              6,850
         81,000                  NEXTEL COMMUNICATIONS INC SR SERIAL
                                 9.375% 11/15/2009                                                       56,700
         10,000                  NEXTEL PARTNERS SR NTS 144A 12.500% 11/15/2009*                          6,800
        113,000                  PANAMSAT CORP GTD 144A 8.500% 02/01/2012*                              113,000
        105,000                  QWEST CAPITAL FDG INC 7.000% 08/03/2009                                 75,093
        150,000                  QWEST CAPITAL FDG INC 7.900% 08/15/2010                                110,282
        510,000                  QWEST CAPITAL FDG INC 144A (FRN)
                                 2.950% 07/08/2002*                                                     499,800
        145,000                  QWEST CAPITAL FDG INC GTD NTS
                                 5.875% 08/03/2004                                                      119,590
         10,000                  SBA COMMUNICATION CORP 10.250% 02/01/2009                                7,200
         80,000                  TIME WARNER INC GTD 6.625% 05/15/2029                                   65,978
         10,000                  TRITON PCS INC 9.375% 02/01/2011                                         9,675
         90,000                  VERIZON NEW ENGLAND INC NTS
                                 6.500% 09/15/2011                                                       86,978
        175,000                  VERIZON PENNSYLVANIA INC SER A
                                 5.650% 11/15/2011                                                      158,839
        280,000                  VODAFONE GROUP PLC 7.750% 02/15/2010++                                 299,436
        515,000                  WORLDCOM INC BDS 8.250% 05/15/2031                                     226,600
        230,000                  WORLDCOM INC NTS 8.250% 05/15/2010                                     110,400
        135,000                  WORLDCOM INC NTS 7.500% 05/15/2011                                      63,450
         10,000                  WORLDCOM INC SR NTS 6.950% 08/15/2028                                    4,200
                                                                                                ---------------
                                 TOTAL TELECOMMUNICATIONS                                             3,665,685

                                 TRANSPORTATION 0.67%
        150,000                  BURLINGTON NORTH SANTA FE CORP NTS
                                 6.375% 12/15/2005                                                      155,731
         40,000                  CANADIAN NATIONAL RAILWAY CO
                                 6.900% 07/15/2028                                                       40,009
         15,000                  KANSAS CITY SOUTHERN RAILWAY GTD
                                 9.500% 10/01/2008                                                       16,219
         50,000                  NORFOLK SOUTHERN CORP 7.050% 05/01/2037                                 52,525
        325,000                  NORFOLK SOUTHERN CORP SR NTS
                                 6.200% 04/15/2009                                                      328,445
        500,000                  TRAINS 5-02 144A 5.996% 01/25/2007*                                    492,410
                                                                                                ---------------
                                 TOTAL TRANSPORTATION                                                 1,085,339

                                 UTILITIES 1.06%
         95,000                  AES CORP SR NTS 8.750% 12/15/2002                                       92,150
         95,000                  AES CORP SR NTS 9.500% 06/01/2009                                       80,750
         47,000                  CALPINE CORP 8.500% 02/15/2011                                          40,185
         50,000                  CALPINE CORP CV 0.000% 04/30/2021                                       49,813

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
$        80,000                  CALPINE CORP SR NTS 8.250% 08/15/2005                          $        72,000
         65,000                  CALPINE CORP SR NTS 8.625% 08/15/2010                                   55,575
        110,000                  DETROIT EDISON CO 6.125% 10/01/2010                                    108,097
        190,000                  DOMINION RESOURCES INC 8.125% 06/15/2010                               209,178
        490,000                  EL PASO CORP 7.800% 08/01/2031                                         492,585
        130,000                  EL PASO ENERGY CORP SR NTS 7.750% 01/15/2032                           129,869
        250,000                  HYDRO-QUEBEC GTD 6.300% 05/11/2011                                     256,861
        100,000                  MIRANT AMERICAS SR NTS 9.125% 05/01/2031                                88,000
         30,000                  ORION POWER HLDGS INC SR NTS 12.000% 05/01/2010                         34,350
                                                                                                ---------------
                                 TOTAL UTILITIES                                                      1,709,413
                                                                                                ---------------
TOTAL CORPORATE DEBT (COST $46,222,041)                                                             457,713,582

FOREIGN DEBT 9.23%
        600,000                  ARCEL FINANCE LTD SECD 144A 5.984% 02/01/2009*                         603,180
        320,000                  BULGARIA FLIRB SER A 2.813% 07/28/2012                                 292,800
        303,800                  BULGARIA IAB (FRN) 2.813% 07/28/2011                                   271,293
EUR     802,000                  BUONI POLIENNALI DEL TES 5.000% 06/15/2003                             732,149
CAD   1,300,000                  CANADIAN GOVERNMENT 6.000% 06/01/2011                                  848,888
EUR   2,930,000                  DEUTSCHLAND REPUBLIC 5.500% 01/04/2031                               2,639,431
        492,564                  FED REPUBLIC OF BRAZIL 8.000% 04/15/2014                               388,510
        435,000                  FED REPUBLIC OF BRAZIL 11.000% 08/17/2040                              337,125
        775,788                  FED REPUBLIC OF BRAZIL C BOND
                                 8.000% 04/15/2014                                                      611,903
        260,000                  FED REPUBLIC OF BRAZIL 3.125% 04/15/2012                               187,525
SEK   3,135,000                  KINGDOM OF SWEDEN 3.500% 04/20/2006                                    285,922
      1,135,000                  MEXICO GLOBAL BOND 11.500% 05/15/2026                                1,506,712
NZD   1,800,000                  NEW ZEALAND GOVERNMENT 6.000% 11/15/2011                               764,814
NZD   1,230,000                  NEW ZEALAND GOVERNMENT 6.500% 04/15/2013                               537,578
         23,000                  NORSKE SKOG CANADA 144A 8.625% 06/15/2011*                              23,230
        333,332                  PANAMA - IRB 4.750% 07/17/2014                                         302,991
        120,270                  PANAMA - PDI 2.625% 07/17/2016                                         100,384
        237,600                  PERU - PDI 4.500% 03/07/2017                                           188,895
        270,000                  QUEBEC PROV CDA DEBS 7.125% 02/09/2024                                 284,699
        230,000                  QUEBEC PROV CDA DEBS 7.500% 09/15/2029                                 256,758
        131,210                  REPUBLIC OF COLOMBIA 9.750% 04/09/2011                                 134,491
        385,000                  REPUBLIC OF COLOMBIA 11.750% 02/25/2020                                382,882
EUR   1,005,000                  REPUBLIC OF GERMANY 4.000% 02/16/2007                                  878,347
        253,000                  REPUBLIC OF PANAMA 9.625% 02/08/2011                                   263,120
          7,000                  REPUBLIC OF PANAMA 10.750% 05/15/2020                                    7,910
        100,000                  REPUBLIC OF PANAMA 9.375% 04/01/2029                                   105,500
        140,000                  REPUBLIC OF PANAMA 8.250% 04/22/2008                                   140,700
        320,000                  REPUBLIC OF PERU 4.000% 03/07/2017                                     236,800
         90,000                  REPUBLIC OF PERU 144A 9.125% 02/21/2012*                                86,850
         70,000                  REPUBLIC OF PHILIPPINES 10.625% 03/16/2025                              75,688
        115,000                  REPUBLIC OF PHILIPPINES GBL BDS
                                 9.875% 01/15/2019                                                      118,594
        170,000                  REPUBLIC OF PHILIPPINES GBL BDS
                                 9.500% 10/21/2024                                                      182,750
         50,000                  REPUBLIC OF URUGUAY 7.875% 03/25/2009                                   36,500
        120,000                  RUSSIAN FEDERATION 8.250% 03/31/2010                                   117,600
        170,000                  RUSSIAN FEDERATION 5.000% 03/31/2030                                   118,405
        490,000                  UNITED MEXICAN STATES 8.375% 01/14/2011                                523,075
        300,000                  UNITED MEXICAN STATES 8.125% 12/30/2019                                303,300
         80,000                  UNITED MEXICAN STATES 8.300% 08/15/2031                                 81,680
                                                                                                ---------------
TOTAL FOREIGN DEBT (COST $14,448,750)                                                                14,958,979

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENTS AND AGENCIES 59.32%

                                 FHLMC POOLS 3.70%
$     1,996,378                  FHLMC GOLD POOL #C01310 6.500% 03/01/2032                      $     2,023,953
        438,697                  FHLMC GOLD POOL #E00677 6.000% 06/01/2014                              449,153
        487,430                  FHLMC GOLD POOL #G11149 6.500% 07/01/2011                              508,689
        638,051                  FHLMC GOLD POOL #G11211 6.000% 07/01/2016                              654,566
        900,000                  FHLMC TBA 7.000% 05/01/2016                                            940,779
      1,400,000                  FHLMC TBA 6.500% 05/01/2031                                          1,417,934
                                                                                                ---------------
                                 TOTAL FHLMC POOLS                                                    5,995,074

                                 FNMA POOLS 13.96%
         48,645                  FNMA POOL #190000 6.000% 09/01/2008                                     50,343
         50,465                  FNMA POOL #190040 6.000% 09/01/2008                                     52,227
        484,108                  FNMA POOL #254092 6.500% 12/01/2031                                    490,384
        213,399                  FNMA POOL #323120 6.000% 10/01/2011                                    220,162
      2,043,957                  FNMA POOL #512117 7.500% 12/01/2029                                  2,136,948
         43,941                  FNMA POOL #535811 6.500% 04/01/2031                                     44,511
        171,886                  FNMA POOL #535978 5.500% 12/01/2014                                    173,141
        383,279                  FNMA POOL #545151 5.500% 08/01/2015                                    386,077
        301,230                  FNMA POOL #559420 6.000% 04/01/2016                                    305,414
        300,563                  FNMA POOL #566823 6.000% 05/01/2016                                    304,738
        724,933                  FNMA POOL #568053 6.500% 05/01/2016                                    747,383
        132,083                  FNMA POOL #569336 7.500% 01/01/2031                                    138,021
        562,631                  FNMA POOL #573628 7.500% 03/01/2031                                    587,909
        446,224                  FNMA POOL #577333 6.000% 04/01/2016                                    452,422
        741,382                  FNMA POOL #578298 6.500% 05/01/2031                                    750,993
        480,572                  FNMA POOL #581985 6.500% 07/01/2031                                    486,802
        299,931                  FNMA POOL #582627 6.000% 06/01/2016                                    304,097
        100,000                  FNMA POOL #586689 6.500% 06/01/2031                                    101,297
        309,517                  FNMA POOL #589466 6.000% 07/01/2016                                    313,816
        317,822                  FNMA POOL #590781 6.000% 06/01/2016                                    322,236
        753,984                  FNMA POOL #596062 6.500% 10/01/2031                                    763,758
        348,805                  FNMA POOL #596922 6.000% 08/01/2016                                    353,650
        385,842                  FNMA POOL #598232 6.000% 08/01/2016                                    391,201
        242,411                  FNMA POOL #598558 6.000% 08/01/2016                                    245,778
        194,204                  FNMA POOL #601166 6.000% 09/01/2016                                    196,902
        196,741                  FNMA POOL #601241 5.500% 11/01/2016                                    195,436
         45,968                  FNMA POOL #601742 6.000% 08/01/2016                                     46,606
        110,979                  FNMA POOL #608814 6.000% 09/01/2016                                    112,521
        392,642                  FNMA POOL #611007 5.500% 12/01/2016                                    390,037
        289,805                  FNMA POOL #611014 5.500% 01/01/2017                                    287,876
        393,771                  FNMA POOL #614126 5.500% 12/01/2016                                    391,158
        491,784                  FNMA POOL #614261 5.500% 12/01/2016                                    488,520
         83,373                  FNMA POOL #614536 7.000% 10/01/2031                                     86,081
        495,923                  FNMA POOL #617112 5.500% 01/01/2017                                    492,632
        295,091                  FNMA POOL #618996 5.500% 12/01/2016                                    293,132
        287,705                  FNMA POOL #619797 5.500% 12/01/2016                                    285,796
         75,272                  FNMA POOL #620141 5.500% 01/01/2017                                     74,772
        323,839                  FNMA POOL #620618 5.500% 01/01/2017                                    321,690
        331,053                  FNMA POOL #621070 5.500% 01/01/2017                                    328,856
        333,143                  FNMA POOL #622317 5.500% 01/01/2017                                    330,933
        499,951                  FNMA POOL #631238 6.500% 04/01/2032                                    506,388
        400,000                  FNMA TBA 5.500% 05/16/2017                                             397,000
      1,500,000                  FNMA TBA 6.000% 05/16/2017                                           1,519,218
        100,000                  FNMA TBA 6.000% 05/01/2032                                              98,813

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
$     4,200,000                  FNMA TBA 6.500% 05/01/2032                                     $     4,249,896
        400,000                  FNMA TBA 7.000% 05/01/2032                                             412,500
      1,000,000                  FNMA TBA 6.000% 05/13/2032                                             987,812
                                                                                                ---------------
                                 TOTAL FNMA POOLS                                                    22,617,883

                                 GNMA POOLS 19.50%
      2,909,698                  GNMA POOL #485529 6.500% 06/15/2031                                  2,951,883
        719,866                  GNMA POOL #493555 6.500% 04/15/2031                                    730,303
        989,851                  GNMA POOL #498941 6.500% 04/15/2031                                  1,004,202
      2,574,609                  GNMA POOL #530648 6.500% 06/15/2031                                  2,611,936
        661,539                  GNMA POOL #560194 6.500% 04/15/2031                                    671,130
     11,500,000                  GNMA POOL #781340 6.500% 10/15/2031                                 11,670,775
     11,800,000                  GNMA TBA 6.500% 05/01/2032                                          11,951,158
                                                                                                ---------------
                                 TOTAL GNMA POOLS                                                    31,591,387

                                 OTHER U.S. AGENCIES 6.32%
      7,300,000                  FHLB DISC NT 1.790% 05/01/2002                                       7,300,000
        130,000                  FHLMC 5.875% 03/21/2011                                                129,354
        180,000                  FHLMC 5.750% 01/15/2012                                                179,790
        300,000                  FHLMC 7.000% 03/15/2010                                                327,709
        220,000                  FICO STRIP CPN-3 DEB 0.000% 11/30/2017                                  81,063
        120,000                  FNMA 6.250% 02/01/2011                                                 122,564
        820,000                  FNMA 6.125% 03/15/2012                                                 842,702
      1,250,000                  FNMA DISC NT 1.770% 08/14/2002++                                     1,243,620
                                                                                                ---------------
                                 TOTAL OTHER U.S. AGENCIES                                           10,226,802

                                 U.S. TREASURIES 15.84%
        650,000                  U.S. TREASURY BDS 10.375% 11/15/2012                                   824,662
      2,565,000                  U.S. TREASURY BDS 9.250% 02/15/2016                                  3,473,169
        625,000                  U.S. TREASURY BDS 8.125% 08/15/2019                                    790,869
      2,755,000                  U.S. TREASURY BDS 8.500% 02/15/2020                                  3,609,910
        830,000                  U.S. TREASURY BDS 6.125% 08/15/2029                                    874,418
      1,307,989                  U.S. TREASURY INFLATION INDEXED BD
                                 3.625% 04/15/2028                                                    1,366,644
      6,715,556                  U.S. TREASURY INFLATION INDEXED BD
                                 3.875% 04/15/2029                                                    7,323,106
         20,031                  U.S. TREASURY INFLATION INDEXED BD
                                 3.375% 04/15/2032                                                       20,479
         85,000                  U.S. TREASURY NTS 3.625% 03/31/2004                                     85,710
      2,400,000                  U.S. TREASURY NTS 3.375% 04/30/2004                                  2,406,749
      1,230,000                  U.S. TREASURY NTS 6.750% 05/15/2005                                  1,331,187
      1,345,000                  U.S. TREASURY NTS 3.500% 11/15/2006                                  1,295,193
        130,000                  U.S. TREASURY NTS 6.125% 08/15/2007                                    139,186
        115,000                  U.S. TREASURY NTS 6.000% 08/15/2009                                    122,439
        170,000                  U.S. TREASURY NTS 6.500% 02/15/2010                                    186,343
        150,000                  U.S. TREASURY NTS 5.000% 08/15/2011                                    148,863
        350,000                  U.S. TREASURY NTS 4.875% 02/15/2012                                    344,148
        615,000                  U.S. TREASURY STRIP PO 0.000% 05/15/2017                               254,643
      1,690,000                  U.S. TREASURY STRIP PO 0.000% 11/15/2021                               529,377
        220,000                  U.S. TREASURY STRIP PO 0.000% 11/15/2024                                58,043
        190,000                  U.S. TREASURY STRIP PO 0.000% 08/15/2027                                43,027
      1,950,000                  U.S. TREASURY STRIP PO 0.000% 11/15/2027                               437,321
                                                                                                ---------------
                                 TOTAL U.S. TREASURIES                                               25,665,486
                                                                                                ---------------
TOTAL U.S. GOVERNMENTS AND AGENCIES (COST $95,402,041)                                               96,096,632

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
PURCHASED OPTION CONTRACTS 0.23%
         10,000                  DEUTSCHLAND REPUBLIC BOND EXP
                                 6/27/2002 CALL 98.34                                           $        22,212
        187,500                  EURODOLLAR FUT EXP 12/16/2002 CALL 95                                  353,438
                                                                                                ---------------
TOTAL PURCHASED OPTION CONTRACTS (COST $247,610)                                                        375,650

TOTAL INVESTMENTS AT VALUE 107.70% (COST $173,584,939)                                              174,471,952

LIABILITIES IN EXCESS OF OTHER ASSETS (7.70%)                                                       (12,466,355)
                                                                                                ---------------
NET ASSETS 100.00%                                                                              $   162,005,597
                                                                                                ===============

------------------------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to qualified institutional buyers. At April 30, 2002, these securities amounted to $9,092,078 or 5.6% of net assets.

++ Denotes that all or a portion of these securities are maintained with counterparties as collateral for futures.

#            Denotes that this security is in default.

FRN          Floating Rate Note

MTN          Medium Term Note

TBA Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined on settlement.

PO           Principal Only Security

FNMA         Federal National Mortgage Association

GNMA         Government National Mortgage Association

FHLMC        Federal Home Loan Mortgage Corporation

FHLB         Federal Home Loan Bank

IAB          In-arrears Bond

PDI          Past Due Interest

FLIRB        Floating Rate Interest Reduction Bond

IRB          Industrial Revenue Bond

FICO         Financing Corporation

STEP BOND    Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2002. Maturity date shown is the stated maturity date of the security.

             See Accompanying Notes to these Financial Statements.

WRITTEN OPTIONS
---------------------------------------------------------------------------------------------------------------------------
                                                 Number of          Notional            Premium
Type of Contract                                 Contracts            Amount           Received          Value
---------------------------------------------------------------------------------------------------------------------------
EUR 90 DAY FUT EXP 12/16/02 CALL 96.75                  13          $ 32,500            $ 5,785      $  13,000
EUR 90 DAY FUT EXP 9/16/02 CALL 97.25                   34            85,000             15,367         27,412
US 10YR TREAS NT FUT EXP 5/25/02 CALL 104               22            22,000             15,703         39,875
US 10YR TREAS NT FUT EXP 5/25/02 CALL 107                6             6,000              4,189          1,500
US 10YR TREAS NT FUT EXP 8/24/02 CALL 106               20            20,000             16,775         21,563
US 10YR TREAS NT FUT EXP 8/24/02 PUT 99                 30            30,000             24,850         10,313
US LONG BD FUT EXP 5/25/02 CALL 100                      8             8,000              6,710         20,875
US LONG BD FUT EXP 5/25/02 CALL 102                      7             7,000              4,684          8,531
US LONG BD FUT EXP 5/25/02 CALL 103                     15            15,000             11,644         11,250
US LONG BD FUT EXP 5/25/02 CALL 104                     30            30,000             25,881         13,125
US LONG BD FUT EXP 5/25/02 PUT 100                      34            34,000             34,189         10,094
US LONG BD FUT EXP 8/24/02 PUT 94                       42            42,000             30,024         15,750
US LONG BD FUT EXP 8/24/02 PUT 96                       23            23,000             24,167         15,453
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                               $354,500           $219,968$       208,741

FUTURES CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                                                Number of Expiration      Original                  Unrealized
Type of Contract                    Position    Contracts       Date         Value         Value   Gain (Loss)
---------------------------------------------------------------------------------------------------------------------------
SEP 2002 EUR 90 DAY                     LONG          56     09/2002   $13,555,892   $13,643,000     $  87,108
DEC 2002 EUR 90 DAY                    SHORT          12     12/2002     2,901,927     2,906,400        (4,473)
JUN 2002 US T NT 5 YR                   LONG           9     06/2002       948,971       954,422         5,451
JUN 2002 US T NT 5 YR                  SHORT          95     06/2002    10,089,775    10,074,453        15,322
JUN 2002 US T NT 10 YR                  LONG         108     06/2002    10,897,845    10,965,375        67,530
JUN 2002 US T NT 10 YR                 SHORT         112     06/2002    11,792,169    11,823,000       (30,831)
SEP 2002 US T NT 10 YR                 SHORT           4     09/2002       417,043       417,063           (20)
JUN 2002 US LONG BD                     LONG          48     06/2002     4,884,372     4,911,000        26,628
JUN 2002 US LONG BD                    SHORT          33     06/2002     3,312,218     3,376,313       (64,095)
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                                $ 102,620

FORWARD FOREIGN CURRENCY CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                          Deliver/Receive                         Cost on                        Net Unrealized
         Settlement        in Exchange          Units of        Origination                       Appreciation
            Date              for USD           Currency           Date           Value          (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
              Buys
           7/25/02            EUR              1,050,995        $940,609       $943,551              $   2,942
           5/07/02            GBP                336,634         473,058        490,358                 17,300
           5/06/02            SEK              2,943,249         286,710        286,442                   (268)
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                                $  19,974
             Sales
           5/06/02            EUR                320,139         288,727        288,402                  $ 325
           5/23/02            EUR                276,031         239,457        248,484                 (9,027)
           7/25/02            EUR              1,908,074       1,683,049      1,713,012                (29,963)
           5/07/02            GBP                336,634         477,111        490,358                (13,247)
           5/15/02            NZD                649,701         277,812        290,260                (12,448)
           7/25/02            NZD              2,289,591       1,009,710      1,015,284                 (5,574)
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                                $ (69,934)

CURRENCY CODE KEY

CAD         CANADIAN DOLLAR

EUR         EUROPEAN CURRENCY UNIT

GBP         UK POUND

NZD         NEW ZEALAND DOLLAR

SEK         SWEDISH KRONA

             See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                         CIF INFLATION-INDEXED BOND FUND

                     SCHEDULE OF INVESTMENTS APRIL 30, 2002

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENTS AND AGENCIES 97.27%

                                 U.S. TREASURIES 97.27%
$   38,503,225                   U.S. TREASURY INFLATION INDEXED BD
                                 3.625% 04/15/2028                                              $    40,229,863
    41,823,532                   U.S. TREASURY INFLATION INDEXED BD
                                 3.875% 04/15/2029                                                   45,607,265
     5,758,970                   U.S. TREASURY INFLATION INDEXED BD
                                 3.375% 04/15/2032                                                    5,887,649
    35,640,628                   U.S. TREASURY INFLATION INDEXED NT
                                 3.375% 01/15/2007                                                   36,966,032
    34,904,800                   U.S. TREASURY INFLATION INDEXED NT
                                 3.875% 01/15/2009                                                   36,911,826
    22,144,819                   U.S. TREASURY INFLATION INDEXED NT
                                 3.500% 01/15/2011                                                   22,843,754
     5,176,152                   U.S. TREASURY INFLATION INDEXED NT
                                 3.375% 01/15/2012                                                    5,290,188
    38,382,301                   U.S. TREASURY INFLATION INDEXED NT
                                 3.625% 01/15/2008                                                   40,091,503
    23,605,561                   U.S. TREASURY INFLATION INDEXED NT
                                 4.250% 01/15/2010                                                   25,549,337
                                                                                                ---------------
                                 TOTAL U.S. TREASURIES                                              259,377,417
                                                                                                ---------------
TOTAL U.S. GOVERNMENTS AND AGENCIES (COST $253,435,504)                                             259,377,417

TOTAL INVESTMENTS AT VALUE 97.27% (COST $253,435,504)                                               259,377,417

OTHER ASSETS IN EXCESS OF LIABILITIES 2.73%                                                           7,290,928
                                                                                                ---------------
NET ASSETS 100.00%                                                                              $   266,668,345
                                                                                                ===============

             See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                           CIF LOW DURATION BOND FUND

                     SCHEDULE OF INVESTMENTS APRIL 30, 2002

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES 24.21%
$      600,000                   AAMES MTG TR 02-1 CL A2 (STEP BOND)
                                 5.378% 06/25/2029                                              $       611,258
       431,905                   AMRESCO RESIDENTIAL SECURITY MTG 98-2 CL A3
                                 6.315% 02/25/2025                                                      434,915
     1,170,000                   CITYSCAPE HOME EQ LN TR 96-3 CL A8
                                 7.650% 09/25/2025                                                    1,224,779
     1,000,000                   CONSECO FINANCE 01-A CL 2A2 6.520% 03/15/2032                        1,035,387
       194,574                   CONSECO FINANCE 01-B CL 1A1 4.868% 06/15/2032                          195,175
     1,000,000                   CONSECO FINANCE 99-H CL MV2 (FRN)
                                 3.260% 12/15/2029                                                    1,006,163
        11,670                   CONTIMORTGAGE HOME EQ LN TR 98-3 CL A10
                                 5.840% 05/15/2016                                                       11,768
     1,600,000                   CONTIMORTGAGE HOME EQ LN TR 99-3 CL A4
                                 7.120% 01/25/2025                                                    1,669,422
     1,500,000                   COUNTRYWIDE ASSET-BACKED CERT 01-1 CL BV1
                                 (FRN) 3.150% 07/25/2031                                              1,494,843
       591,268                   FIRST PLUS HOME LOAN TR 99-4 CL A
                                 7.320% 11/10/2023                                                      613,141
     1,923,491                   FIRSTCITY CAP HOME EQ 98-1 CL A4 144A
                                 6.720% 06/25/2028*                                                   1,989,521
     1,000,000                   FRANCHISE MORTGAGE CORP LOAN REC
                                 TR 98-BA CL A2 144A 6.740% 11/15/2020*                                 880,333
     1,300,000                   GE CAPITAL MTG SER 96-HE3 CL A5
                                 7.925% 09/25/2026                                                    1,376,930
     1,000,000                   GREEN TREE HOME EQ LN TR 98-A CL M2
                                 7.170% 06/15/2029                                                    1,014,014
     1,000,000                   GREEN TREE HOME IMPROVEMENT LOAN
                                 TR 96-F CL HEM2 7.950% 01/15/2028                                    1,049,272
       491,766                   GREEN TREE HOME IMPROVEMENT LOAN
                                 TR 99-E CL A3 7.180% 06/15/2015                                        497,196
     1,774,910                   IMC HOME EQ LN TR 97-7 CL A5 6.760% 10/20/2020                       1,801,576
       843,705                   IRWIN HOME EQ 99-2 CL A4 6.890% 06/15/2029                             879,767
     2,062,491                   NEW CENTURY HOME EQ LN TR 99-NCA CL A3
                                 6.760% 04/25/2025                                                    2,095,784
     1,022,618                   UCFC HOME EQUITY LOAN 97-C CL A7
                                 6.845% 01/15/2029                                                    1,069,380
     2,314,867                   UNION ACCEP CORP 00-D CL A3 6.720% 10/11/2005                        2,380,426
     2,111,692                   WFS FINANCIAL OWNER TR 00-C CL A3
                                 7.070% 02/20/2005                                                    2,166,083
                                                                                                ---------------
TOTAL ASSET BACKED SECURITIES (COST $25,070,424)                                                     25,497,133

COLLATERALIZED MORTGAGE OBLIGATIONS 11.40%

                                 PRIVATE LABEL CMO'S 5.47%
     1,260,178                   ASSET SECURITIZATION CORP 96-MD6 CL A1B
                                 6.880% 11/13/2026                                                    1,318,064
       571,098                   BEAR STEARNS MTG SECS INC 96-3 CL A9
                                 7.750% 06/25/2027                                                      579,527
       297,273                   FLEET MTG SECS 01-1 CL A5 7.500% 01/28/2030                            303,107
       796,039                   IMPAC CMB TR 01-1 CL M2 (STEP BOND) (FRN)
                                 2.900% 07/25/2031                                                      802,669
       127,891                   RESIDENTIAL FUNDING MTG SECS I 00-S2 CL A1
                                 7.500% 02/25/2030                                                      128,999
       607,375                   RESIDENTIAL FUNDING MTG SECS I 94-S12 CL A4
                                 6.500% 04/25/2009                                                      615,307
       711,288                   SOUNDVIEW HOME EQ LN TR 01-1 CL A (STEP BOND)
                                 6.265% 04/15/2031                                                      736,618

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
$      923,273                   STRUCTURED ASSET SECS 00-4 CL 2A1
                                 7.000% 11/25/2030                                              $       942,219
       327,453                   WELLS FARGO MTG BACKED SEC TR 01-9 CL A14
                                 6.750% 05/25/2031                                                      334,510
                                                                                                ---------------
                                 TOTAL PRIVATE LABEL CMO'S                                            5,761,020

                                 U.S. AGENCY CMO'S 5.93%
       900,000                   FHLMC 2220 CL PC 8.000% 08/15/2028                                     946,044
     1,000,000                   FHLMC 2420 CL LA 6.000% 03/15/2011                                   1,035,704
       677,828                   FNMA 01-12 CL CS 6.500% 06/25/2027                                     696,018
       802,041                   FNMA 92-185 CL K 7.000% 04/25/2022                                     829,000
     2,356,644                   FNMA 93-201 CL G 3.500% 05/25/2019                                   2,362,785
       357,645                   GNMA 00-23 CL A 7.500% 05/20/2028                                      372,682
                                                                                                ---------------
                                 TOTAL U.S. AGENCY CMO'S                                              6,242,233
                                                                                                ---------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $11,878,266)                                         12,003,253

CORPORATE DEBT 14.60%

                                 BANKING & FINANCE 9.27%
     1,000,000                   BANCO POPULAR PUERTO RICO 6.070% 03/14/2003                          1,025,461
       600,000                   BEAR STEARNS CO (FRN) 2.093% 06/26/2004                                599,621
       600,000                   BEAR STEARNS CO INC (FRN) 2.201% 12/16/2004                            594,000
       700,000                   CIT GROUP INC 7.375% 04/02/2007                                        684,561
     1,000,000                   CIT GROUP INC MTN (FRN) 2.463% 04/07/2003                              981,250
     1,000,000                   FORD MOTOR CREDIT CO 5.750% 02/23/2004                               1,009,440
       750,000                   FORD MOTOR CREDIT CO MTN (FRN) 2.100% 03/13/2007                       689,962
     1,200,000                   GENERAL MTRS ACCEP CORP 6.750% 01/15/2006                            1,239,616
       625,000                   HOUSEHOLD FINANCE CORP 5.750% 01/30/2007                               616,070
       575,000                   HOUSEHOLD FINANCE CORP (MTN) 7.430% 11/13/2003                         599,354
       685,000                   INTERNATIONAL LEASE FINANCE CORP 5.500% 06/07/2004                     699,910
     1,000,000                   NATIONAL RURAL UTILITIES 6.500% 03/01/2007                           1,022,957
                                                                                                ---------------
                                 TOTAL BANKING & FINANCE                                              9,762,202

                                 INDUSTRY 1.17%
     1,200,000                   DAIMLER CHRYSLER NA HLDG 7.125% 04/10/2003                           1,233,487
                                                                                                ---------------
                                 TOTAL INDUSTRY                                                       1,233,487

                                 REAL ESTATE (PUBLICLY TRADED) 0.76%
       800,000                   WEINGARTEN REALTY INVESTORS MTN (FRN)
                                 2.216% 07/18/2002                                                      800,516
                                                                                                ---------------
                                 TOTAL REAL ESTATE (PUBLICLY TRADED)                                    800,516

                                 TELECOMMUNICATIONS 1.93%
     1,000,000                   CENTRAL TELEPHONE 6.875% 09/21/2004                                  1,047,454
       575,000                   VODAFONE GROUP POOL C NTS 7.625% 02/15/2005                            615,537
       800,000                   WORLDCOM INC SR NTS 7.750% 04/01/2007                                  364,000
                                                                                                ---------------
                                 TOTAL TELECOMMUNICATIONS                                             2,026,991

                                 UTILITIES 1.47%
     1,500,000                   SEMPRA ENERGY 6.800% 07/01/2004                                      1,552,620
                                                                                                ---------------
                                 TOTAL UTILITIES                                                      1,552,620
                                                                                                ---------------
TOTAL CORPORATE DEBT (COST $15,549,216)                                                              15,375,816

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENTS AND AGENCIES 43.44%

                                 FHLMC POOLS 17.16%
$    1,358,365                   FHLMC GOLD POOL #G10293 8.500% 11/01/2009                      $     1,440,242
     1,490,923                   FHLMC GOLD POOL #G10748 9.000% 11/01/2006                            1,538,564
     1,467,974                   FHLMC GOLD POOL #M80700 6.000% 09/01/2008                            1,496,787
     1,351,019                   FHLMC GOLD POOL #M80701 6.500% 09/01/2008                            1,387,882
     1,381,478                   FHLMC GOLD POOL #M80706 6.000% 10/01/2008                            1,408,594
     1,378,593                   FHLMC GOLD POOL #M80723 6.000% 01/01/2009                            1,405,652
     1,580,872                   FHLMC GOLD POOL #M80727 6.000% 02/01/2009                            1,611,650
     1,343,769                   FHLMC GOLD POOL #M80739 6.000% 03/01/2009                            1,369,931
     1,468,741                   FHLMC GOLD POOL #M80740 6.500% 03/01/2009                            1,508,948
     1,340,000                   FHLMC GOLD POOL #M80742 6.000% 04/01/2009                            1,366,088
     1,295,240                   FHLMC GOLD POOL #M90694 5.000% 01/01/2007                            1,303,336
     1,346,618                   FHLMC GOLD POOL #M90702 5.500% 02/01/2007                            1,369,047
       811,358                   FHLMC POOL #G11101 8.000% 02/01/2015                                   861,374
                                                                                                ---------------
                                 TOTAL FHLMC POOLS                                                   18,068,095

                                 FNMA POOLS 13.73%
     1,546,967                   FNMA POOL #253940 6.500% 08/01/2008                                  1,586,002
     1,639,745                   FNMA POOL #253996 6.500% 09/01/2008                                  1,681,120
     1,246,558                   FNMA POOL #254042 6.500% 10/01/2008                                  1,278,012
     1,284,455                   FNMA POOL #254084 6.000% 11/01/2008                                  1,308,026
     1,448,216                   FNMA POOL #254137 6.000% 12/01/2008                                  1,474,792
     1,535,858                   FNMA POOL #313823 8.500% 09/01/2007                                  1,614,978
     1,130,097                   FNMA POOL #523852 11.000% 10/01/2014                                 1,236,832
       425,181                   FNMA POOL #535618 8.500% 04/01/2010                                    452,098
     1,428,581                   FNMA POOL #576027 7.500% 01/01/2015                                  1,507,958
       795,054                   FNMA POOL #596365 6.500% 07/01/2008                                    815,116
     1,462,359                   FNMA POOL #M80697 6.500% 08/01/2008                                  1,502,260
                                                                                                ---------------
                                 TOTAL FNMA POOLS                                                    14,457,194

                                 GNMA POOLS 0.24%
       232,290                   GNMA POOL #780321 9.500% 07/15/2007                                    249,860
                                                                                                ---------------
                                 TOTAL GNMA POOLS                                                       249,860

                                 OTHER U.S. AGENCIES 4.09%
     1,300,000                   FHLB GLOBAL BOND 5.375% 01/05/2004                                   1,345,809
     2,880,000                   FNMA GLOBAL BOND 5.125% 02/13/2004                                   2,963,477
                                                                                                ---------------
                                 TOTAL OTHER U.S. AGENCIES                                            4,309,286

                                 U.S. TREASURIES 8.22%
     3,435,000                   U.S. TREASURY BILL 1.644% 06/27/2002                                 3,426,052
     2,160,000                   U.S. TREASURY BILL 1.739% 06/27/2002                                 2,154,049
     1,611,000                   U.S. TREASURY NOTES 7.000% 07/15/2006                                1,774,932
     1,190,000                   U.S. TREASURY NOTES 6.625% 05/15/2007                                1,300,587
                                                                                                ---------------
                                 TOTAL U.S. TREASURIES                                                8,655,620
                                                                                                ---------------
TOTAL U.S. GOVERNMENTS AND AGENCIES (COST $45,525,607)                                               45,740,055

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE 93.65% (COST $98,023,513)                                            $    98,616,257

OTHER ASSETS IN EXCESS OF LIABILITIES 6.35%                                                           6,686,173
                                                                                                ---------------
NET ASSETS 100.00%                                                                              $   105,302,430
                                                                                                ===============

----------------------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to qualified institutional buyers. At April 30, 2002, these securities amounted to $2,869,854 or 2.7% of net assets.

FRN         Floating Rate Note

MTN         Medium Term Note

FNMA        Federal National Mortgage Association

GNMA        Government National Mortgage Association

FHLMC       Federal Home Loan Mortgage Corporation

FHLB        Federal Home Loan Bank

STEP BOND   Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2002. Maturity date shown is the stated maturity date of the security.

             See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS
                             CIF SHORT DURATION FUND

                     SCHEDULE OF INVESTMENTS APRIL 30, 2002

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES 37.05%
$      156,393                   ACE SEC CORP 01-AQ1 CL A1 (STEP BOND)
                                 2.110% 04/25/2031                                              $       156,393
       250,000                   AESOP FDG II LLC 00-3 CL A 144A (FRN)
                                 2.293% 10/20/2004*                                                     249,746
       158,036                   AMERICREDIT AUTO REC TR 00-B CL A3 (FRN)
                                 2.013% 09/05/2004                                                      158,007
       400,000                   AMERICREDIT AUTO REC TR 00-C CL A4 (FRN)
                                 2.083% 07/12/2007                                                      400,160
       500,000                   AMERICREDIT AUTO REC TR 00-D CL A4 (FRN)
                                 2.080% 09/12/2007                                                      501,747
       174,920                   AMERICREDIT AUTO REC TR 01-B CL A2 (FRN)
                                 1.983% 06/13/2005                                                      174,932
       500,000                   AMERICREDIT AUTO REC TR 01-D CL A2 (FRN)
                                 2.100% 06/13/2005                                                      500,338
       250,000                   ARG FUNDING CORP 00-4A CL A 144A (FRN)
                                 1.949% 09/20/2004*                                                     250,186
       250,000                   ARG FUNDING CORP 01-2A CL A 144A (FRN)
                                 2.098% 03/20/2006*                                                     249,944
       413,275                   ASSET BACKED SEC HOME EQUITY LOAN
                                 TR 01-HE3 CL A1 (STEP BOND)
                                 2.130% 11/15/2031                                                      413,170
       632,309                   BANKAMERICA MANUFACTURED HOUSING
                                 CONTRACT 97-2 CL A6
                                 6.470% 04/10/2015                                                      637,054
       300,000                   CAPITAL AUTO REC ASSET TR 01-1 CL A4 (FRN)
                                 1.930% 03/15/2005                                                      299,962
       325,000                   CAPITAL AUTO REC ASSET TR 01-2 CL A3
                                 4.600% 09/15/2005                                                      331,313
       150,000                   CAPITAL AUTO REC ASSET TR 02-1 CL A2 (FRN)
                                 1.930% 03/15/2004                                                      149,982
       157,140                   CASE EQUIPMENT LOAN TR 99-A CL A4
                                 5.770% 08/15/2005                                                      159,594
       350,000                   CHASE MANHATTAN AUTO OWNER TR 01-B CL A3
                                 3.090% 11/15/2005                                                      349,389
       315,000                   CHASE MANHATTAN AUTO OWNER TR 02-A CL A2
                                 2.630% 10/15/2014                                                      315,007
        42,925                   CHASE MANHATTAN AUTO OWNER TR 98-A CL A4
                                 5.800% 12/16/2002                                                       42,994
       226,731                   CHEVY CHASE AUTO REC TR 01-2 CL A2
                                 2.970% 05/17/2004                                                      227,513
       221,713                   CIT EQUIPMENT COLLATERAL 01-A CL A2
                                 3.730% 03/22/2004                                                      223,302
       396,643                   CIT GROUP HOME EQUITY LOAN TR 02-1 CL AV (FRN)
                                 2.199% 03/25/2033                                                      396,814
       200,000                   CITIBANK CREDIT CARD ISSUANCE TR 00-A2 CL A2 (FRN)
                                 1.950% 11/07/2005                                                      199,944
       112,542                   CNH EQUIPMENT TR 01-A CL A2 (FRN) 1.970% 09/15/2004                    112,545
       137,352                   CONNECTICUT RRB SPECIAL PURPOSE TR CL&P-1 01-1
                                 CL A1 4.870% 03/30/2005                                                139,136
       500,000                   CONSECO FINANCE 02-B CL A1 (FRN) 2.310% 05/15/2033                     499,941
       348,450                   COUNTRYWIDE ASSET BACKED CERT 02-1 CL A (FRN)
                                 2.130% 08/25/2032                                                      349,566
       477,348                   COUNTRYWIDE ASSET BACKED CERT 02-BC1
                                 CL A (STEP BOND) 2.440% 04/25/2032                                     477,709
       260,182                   CREDIT-BASED ASSET SERV & SEC 00-CB2
                                 CL A1A (STEP BOND) 2.260% 09/25/2029                                   260,946
       263,654                  CREDIT-BASED ASSET SERV & SEC 01-CB4 1A1
                                (STEP BOND) 2.350% 11/25/2033                                           264,659

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
$      243,133                   DAIMLER CHRYSLER AUTO TR 01-B CL A2
                                 4.250% 02/06/2004                                              $       245,017
       237,236                   DAIMLER CHRYSLER AUTO TR 01-C CL A2
                                 3.710% 07/06/2004                                                      239,096
       220,000                   DAIMLER CHRYSLER AUTO TR 01-D CL A2
                                 2.470% 06/06/2004                                                      220,315
       138,280                   DELTA FUNDING HOME EQUITY LOAN TR 99-3
                                 CL A1A (STEP BOND) 2.270% 09/15/2029                                   138,692
       350,000                   DISCOVER CARD MASTER TR I 97-1 CL B (FRN)
                                 2.118% 02/16/2005                                                      350,112
       350,000                   DISCOVER CARD MASTER TR I 99-4 CL A
                                 5.650% 11/16/2004                                                      350,524
       610,000                   DISTRIBUTION FINANCIAL SERV FLOORPLAN
                                 MASTER TR 00-1 CL A (STEP BOND) 2.070% 04/15/2005                      610,540
       353,540                   EMC MTG LOAN TR 02-AA CL A1 (FRN) 2.340% 05/25/2039                    353,541
       385,737                   EQCC TR 02-1 CL 2A (FRN) 2.200% 11/25/2031                             385,739
       198,088                   FIRST SECURITY AUTO OWNER TR 99-1 CL A4
                                 5.740% 06/15/2004                                                      200,334
       400,000                   FIRST USA CREDIT CARD MASTER TR 96-8 CL A (FRN)
                                 2.163% 09/10/2006                                                      400,486
       250,000                   FIRST USA CREDIT CARD MASTER TR 99-4 CL A (FRN)
                                 1.950% 01/19/2005                                                      250,004
       100,000                   FLEET CREDIT CARD MASTER TR 00-A CL A (FRN)
                                 1.990% 07/15/2005                                                      100,030
       250,000                   FORD CREDIT AUTO OWNER TR 00-A CL B
                                 7.370% 07/15/2004                                                      261,385
       146,680                   FORD CREDIT AUTO OWNER TR 01-B CL A3 (FRN)
                                 1.946% 08/15/2003                                                      146,665
       184,110                   FORD CREDIT AUTO OWNER TR 01-D CL A2
                                 3.710% 09/15/2003                                                      185,081
       740,000                   FORD CREDIT AUTO OWNER TR 02-A CL A2B (FRN)
                                 1.960% 05/15/2004                                                      740,010
       340,000                   FORD CREDIT AUTO OWNER TR 02-A CL A3B (FRN)
                                 1.960% 01/15/2006                                                      340,406
       400,000                   FORD CREDIT AUTO OWNER TR 99-D CL B
                                 6.870% 01/15/2004                                                      411,447
       300,000                   FORD CREDIT FLOORPLAN MASTER OWNER
                                 TR 01-1 CL A (FRN) 1.950% 07/17/2006                                   300,339
       500,000                   GREEN TREE FINANCIAL CORP 99-4 CL A4
                                 6.640% 05/01/2031                                                      513,319
        20,401                   HARLEY DAVIDSON EAGLEMARK MOTORCYCLE
                                 TR 00-1 CL A1 6.880% 08/15/2004                                         20,483
        17,730                   HARLEY DAVIDSON EAGLEMARK MOTORCYCLE
                                 TR 00-2 CL A1 7.070% 11/15/2004                                         17,945
       100,147                   HARLEY DAVIDSON EAGLEMARK MOTORCYCLE
                                 TR 01-1 CL A1 4.650% 09/15/2005                                        101,489
       102,513                   HARLEY DAVIDSON MOTOR TR 01-2 CL A1
                                 3.770% 04/17/2006                                                      103,512
       209,708                   HONDA AUTO LEASE TR 99-A CL A5
                                 6.650% 07/15/2005                                                      211,351
        69,748                   HONDA AUTO REC OWNER TR 01-1 CL A2
                                 5.150% 06/18/2003                                                       70,060
       180,000                   HONDA AUTO REC OWNER TR 01-3 CL A2
                                 2.760% 02/18/2004                                                      180,573
       195,000                   HONDA AUTO REC OWNER TR 02-1 CL A2
                                 2.550% 04/15/2004                                                      195,251
        97,258                   HOUSEHOLD AUTO TR I 99-1 CL A4 6.650% 04/17/2006                       100,302
       330,532                   HOUSEHOLD HOME EQUITY LOAN TR 01-2
                                 CL A (FRN) 2.271% 07/20/2031                                           331,342

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
$      193,646                   HOUSEHOLD HOME EQUITY LOAN TR 02-1 CL A (FRN)
                                 2.270% 12/22/2031                                              $       194,120
        96,823                   HOUSEHOLD HOME EQUITY LOAN TR 02-1 CL M (FRN)
                                 2.720% 12/22/2031                                                       97,539
       191,692                   HUNTINGTON AUTO TR 00-A CL A3 7.330% 07/15/2004                        195,527
       217,151                   KEYCORP STUDENT LN TR 95-B CL A (FRN)
                                 1.678% 09/27/2024                                                      217,154
       232,105                   LONG BEACH MTG LOAN TR 00-1 CL AV-1 (FRN)
                                 2.110% 01/21/2031                                                      231,915
       394,346                   LONG BEACH MTG LOAN TR 01-2 CL A2 (STEP BOND)
                                 2.130% 07/25/2031                                                      394,354
       366,876                   MADISON AVENUE MANUFACTURED HOUSING CONTRACT
                                 02-A CL A1 (FRN) 2.259% 03/25/2032                                     368,295
       265,000                   MBNA CREDIT CARD MASTER NOTE TR 01-A4 CL A (FRN)
                                 1.990% 02/15/2007                                                      265,573
       500,000                   MBNA CREDIT CARD MASTER NOTE TR 97-C CL A
                                 (STEP BOND) 1.958% 08/15/2006                                          500,564
       409,758                   MERRILL LYNCH MTG INVESTORS 02-AFC1 CL AF1 (FRN)
                                 2.080% 07/25/2016                                                      409,895
       323,432                   MERRILL LYNCH MTG INVESTORS 02-AFC1 CL AV1 (FRN)
                                 2.220% 09/25/2032                                                      324,244
       400,000                   MMCA WHOLESALE MASTER OWNER TR 01-1 CL A 144A
                                 (STEP BOND) 2.070% 05/15/2006*                                         399,769
       325,000                   NAVISTAR FINANCIAL CORP OWNER TR 01-B CL A2
                                 2.830% 08/15/2004                                                      326,020
       250,000                   NISSAN AUTO REC OWNER TR 01-C CL A2
                                 3.770% 02/17/2004                                                      251,897
       325,000                   NISSAN AUTO REC OWNER TR 02-A CL A2
                                 2.670% 07/15/2004                                                      325,619
        20,800                   NISSAN AUTO REC OWNER TR 99-A CL A3
                                 6.470% 09/15/2003                                                       20,988
        95,000                   ONYX ACCEPTANCE AUTO TR 02-A CL A2
                                 2.680% 08/15/2004                                                       95,205
       204,323                   PECO ENERGY TRANSITION TR 00-A CL A2
                                 7.300% 09/01/2004                                                      207,793
       569,000                   PECO ENERGY TRANSITION TR 99-A CL A3 (FRN)
                                 2.185% 03/01/2006                                                      572,926
        43,391                   PEOPLEFIRST.COM AUTO REC OWNER TR 00-2 CL A2
                                 6.370% 10/15/2003                                                       43,549
       155,513                   PP&L TRANSITION BD CO LLC 99-1 CL A3
                                 6.600% 03/25/2005                                                      158,655
        25,257                   PSE&G TRANSITION FNDNG LLC 01-1 CL A1
                                 5.460% 06/15/2004                                                       25,364
       643,049                   RESIDENTIAL ASSET SECS CORP 00-KS3 AII (FRN)
                                 2.080% 07/25/2031                                                      642,920
       152,478                   RESIDENTIAL FDG MTG SECS II 01-HS2 CL A1 (FRN)
                                 2.208% 10/25/2012                                                      152,456
       319,213                   SOUTHERN PACIFIC SECURED ASSETS CORP 98-2 CL A1
                                 (STEP BOND) 2.070% 07/25/2029                                          318,498
        99,600                   STUDENT LN TR 00-1 CL A1L (FRN)
                                 2.030% 10/27/2008                                                       99,657
       169,072                   STUDENT LN TR 99-2 CL A2L (FRN)
                                 2.550% 04/25/2011                                                      169,253
       214,794                   TEXTRON FINANCIAL CORP 01-A CL A2 144A (FRN)
                                 2.201% 01/22/2007*                                                     214,542
       150,000                   TEXTRON FINANCIAL CORP 01-A CL A3 144A (FRN)
                                 2.270% 12/09/2002*                                                     149,508
       106,503                   TOYOTA AUTO REC OWNER TR 01-B CL A2 (FRN)
                                 1.920% 12/15/2003                                                      106,492

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
$      230,501                   TOYOTA AUTO REC OWNER TR 01-C CL A2
                                 3.770% 07/15/2004                                              $       232,129
       210,000                   TOYOTA AUTO REC OWNER TR 02-A CL A2 (FRN)
                                 1.910% 07/15/2004                                                      209,939
       250,000                   UNION ACCEPTANCE CORP 98-C CL A5
                                 5.640% 05/08/2006                                                      256,094
       130,404                   US CLEARING MASTER TR 99-1A CL CTFS 144A (FRN)
                                 3.230% 07/15/2006*                                                     130,323
        47,182                   USAA AUTO LOAN GRANTOR TR 98-1 CL A
                                 5.800% 01/15/2005                                                       47,256
       295,000                   USAA AUTO OWNER TR 01-2 CL A2
                                 2.420% 05/17/2004                                                      295,396
       143,310                   WELLS FARGO AUTO TR 01-A CL A2
                                 4.250% 12/15/2003                                                      144,057
       337,871                   WFS FINANCIAL OWNER TR 00-C CL A3
                                 7.070% 02/20/2005                                                      346,573
       430,000                   WFS FINANCIAL OWNER TR 01-A CL A3 (FRN)
                                 2.119% 10/20/2005                                                      430,297
       150,000                   WFS FINANCIAL OWNER TR 01-C CL A3
                                 3.819% 03/20/2006                                                      150,146
       400,000                   WFS FINANCIAL OWNER TR 02-1 CL A3B (FRN)
                                 2.130% 12/20/2006                                                      400,723
       300,000                   WORLD OMNI AUTO REC TR 01-A CL A3
                                 5.300% 02/20/2005                                                      306,860
                                                                                                ---------------
TOTAL ASSET BACKED SECURITIES (COST $26,953,185)                                                     26,997,467

COLLATERALIZED MORTGAGE OBLIGATIONS 8.56%

                                 PRIVATE LABEL CMO'S 5.34%
       400,000                   COMM 01-FL4A CL A1 144A (FRN) 2.070% 04/15/2013*                       399,506
       139,832                   COMM 01-FL5A CL A1 144A (FRN) 2.270% 11/15/2013*                       140,050
       355,638                   CS FIRST BOSTON MTG SEC CORP 01-FL2A CL A
                                 144A (FRN) 2.098% 09/15/2013*                                          353,836
       250,000                   GOLDEN STATE MTG SECURITIES CORP II 00-GSFL CL A
                                 144A 2.140% 08/15/2012*                                                248,763
       217,308                   GRANITE MTG PLC 01-2 CL 1A (FRN) 2.179% 10/20/2021                     217,647
       305,000                   GRANITE MTG PLC 02-1 CL 1A1 (FRN) 2.201% 12/20/2016                    305,095
       224,151                   GRP/AG REAL ESTATE ASSET TR 02-1 CL A1 144A
                                 (STEP BOND) 5.450% 04/25/2007*                                         224,151
       250,000                   HOLMES FINANCING PLC 3 CL 1A (STEP BOND)
                                 2.100% 01/15/2005                                                      250,078
       265,000                   HOLMES FINANCING PLC 4 CL 1A (STEP BOND)
                                 2.170% 07/15/2015                                                      265,000
       193,053                   KINGFISHER SECURITIZATION 01-1G CL A (STEP BOND)
                                 2.190% 09/20/2032                                                      193,234
       500,000                   SECURITY NATIONAL MTG LOAN TR 02-1A CL A1 144A
                                 3.740% 05/25/2013*                                                     497,000
       320,532                   TORRENS TR 00-1GA CL A 144A (FRN) 2.120% 07/15/2031*                   320,981
       479,881                   WESTPAC SERIES TR 98-1G CL A (FRN) 1.910% 07/19/2029                   480,759
                                                                                                ---------------
                                 TOTAL PRIVATE LABEL CMO'S                                            3,896,100

                                 U.S. AGENCY CMO'S 3.22%
        54,706                   FHLMC 2061 CL VA 6.500% 04/15/2003                                      55,671
       565,275                   FHLMC 2115 CL OB 6.000% 07/15/2014                                     572,910
       500,000                   FHLMC 2357 CL QA 5.500% 01/15/2010                                     510,489
       251,000                   FHLMC 2363 CL BC 5.500% 05/15/2011                                     256,221
       500,000                   FNMA 01-58 CL PN 5.500% 04/25/2015                                     512,168

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
$      424,890                   FNMA 99-41 CL PB 6.500% 06/25/2010                             $       438,194
                                                                                                ---------------
                                 TOTAL U.S. AGENCY CMO'S                                              2,345,653
                                                                                                ---------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $6,247,522)                                           6,241,753

CORPORATE DEBT 21.66%

                                 BANKING & FINANCE 14.93%
       500,000                   AMERICAN HONDA FINANCE CORP 144A (FRN)
                                 2.051% 07/24/2002*                                                     500,162
       178,000                   ASSOCIATES CORP NA (FRN) 2.030% 05/17/2002                             178,007
       120,000                   ASSOCIATES CORP NA (FRN) 2.150% 05/08/2003                             120,149
       250,000                   BANK OF AMERICA CORP MTN (FRN) 2.460% 05/03/2004                       250,240
       214,000                   BEAR STEARNS CO INC 8.750% 03/15/2004                                  230,800
       200,000                   BEAR STEARNS CO INC (FRN) 2.950% 03/28/2003                            200,049
       500,000                   CATERPILLAR FINL SERVICES CORP MTN (FRN)
                                 2.030% 07/15/2002                                                      500,119
       200,000                   CHEMICAL BANK 7.250% 09/15/2002                                        203,517
       300,000                   CITIGROUP INC (FRN) 2.100% 03/09/2004                                  300,880
       200,000                   COUNTRYWIDE HOME LOAN MTN 6.840% 10/22/2004                            210,537
       380,000                   DLJ MTN (FRN) 2.250% 04/25/2003                                        381,054
       350,000                   FIRST UNION NATIONAL BANK (FRN) 2.390% 02/20/2004                      350,671
       300,000                   FLEET NATIONAL BANK (FRN) 2.220% 05/22/2002                            300,028
       400,000                   FLEETBOSTON FINANCIAL CORP MTN (FRN)
                                 2.580% 07/14/2003                                                      400,125
       320,000                   GENERAL ELECTRIC CAPITAL CORP 6.700% 10/01/2002                        325,830
       500,000                   GENERAL ELECTRIC CAPITAL CORP (FRN)
                                 2.135% 03/15/2005                                                      499,385
       200,000                   GENERAL MTRS ACCEP CORP 5.480% 12/16/2002                              203,494
       250,000                   GENERAL MTRS ACCEP CORP (FRN) 2.276% 04/05/2004                        246,319
       300,000                   GENERAL MTRS ACCEP CORP MTN (FRN)
                                 2.490% 01/20/2004                                                      298,506
       200,000                   GOLDMAN SACHS GROUP LP 144A (FRN)
                                 2.670% 10/27/2003*                                                     201,987
       200,000                   HELLER FINANCIAL INC 6.000% 03/19/2004                                 208,158
       300,000                   HOUSEHOLD FINANCE CORP 6.700% 06/15/2002                               301,427
       250,000                   HOUSEHOLD FINANCE CORP MTN (FRN)
                                 2.010% 08/01/2003                                                      248,799
       250,000                   HOUSEHOLD FINANCE CORP MTN (FRN)
                                 2.515% 08/07/2003                                                      249,395
       300,000                   JP MORGAN CHASE & CO MTN (FRN) 2.405% 01/30/2003                       300,286
       300,000                   LEHMAN BROTHERS HOLDINGS INC MTN (FRN)
                                 3.091% 09/28/2005                                                      299,503
       250,000                   MERRILL LYNCH & CO (FRN) 6.344% 08/01/2002                             250,057
       250,000                   MONUMENT GLOBAL FNDNG II 144A (FRN)
                                 2.280% 09/26/2003*                                                     250,164
       175,000                   MORGAN STANLEY DEAN WITTER & CO
                                 6.375% 08/01/2002                                                      176,806
       300,000                   MORGAN STANLEY DEAN WITTER & CO (FRN)
                                 2.101% 02/21/2003                                                      300,097
       250,000                   NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CO
                                 5.250% 07/15/2004                                                      252,279
       185,000                   NORWEST CORP 6.625% 03/15/2003                                         191,099
       285,000                   PNC FUNDING CORP (FRN) 2.450% 08/01/2003                               285,234
       300,000                   SALOMON SMITH BARNEY HLDGS (FRN)
                                 2.560% 04/28/2003                                                      300,358
       200,000                   TEXTRON FINANCIAL CORP (FRN) 3.870% 12/09/2002                         199,201
       250,000                   US BANCORP (FRN) 2.090% 02/03/2003                                     250,202
       500,000                   US BANK NA MTN (FRN) 2.063% 06/14/2005                                 499,973

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
$      400,000                   WELLS FARGO & CO 5.450% 05/03/2004                             $       412,074
                                                                                                ---------------
                                 TOTAL BANKING & FINANCE                                             10,876,971

                                 BASIC INDUSTRIES 1.20%
       500,000                   BAYER CORP 144A 6.500% 10/01/2002*                                     507,259
       360,000                   DOW CHEMICAL CO 5.250% 05/14/2004                                      363,852
                                                                                                ---------------
                                 TOTAL BASIC INDUSTRIES                                                 871,111

                                 CONSUMER NON-DURABLES 1.41%
       180,000                   COCA-COLA ENTERPRISES INC (FRN) 2.190% 04/26/2004                      179,911
       280,000                   PHILIP MORRIS COS INC 7.625% 05/15/2002                                280,459
       315,000                   PHILIP MORRIS COS INC 7.125% 08/15/2002                                318,746
       250,000                   UNILEVER NV (FRN) 2.060% 10/24/2002                                    250,147
                                                                                                ---------------
                                 TOTAL CONSUMER NON-DURABLES                                          1,029,263

                                 CONSUMER SERVICES 1.49%
       200,000                   BOEING CAPITAL CORP 2.128% 09/27/2002                                  199,997
       300,000                   USA EDUCATION INC MTN (FRN) 2.130% 10/25/2004                          300,188
       175,000                   WAL-MART STORES INC 6.750% 05/15/2002                                  175,271
       200,000                   WAL-MART STORES INC 4.375% 08/01/2003                                  203,041
       194,000                   WAL-MART STORES INC 6.550% 08/10/2004                                  205,630
                                                                                                ---------------
                                 TOTAL CONSUMER SERVICES                                              1,084,127

                                 ENERGY 0.80%
       280,000                   ALABAMA POWER CO (FRN) 2.181% 03/03/2003                               280,118
       300,000                   DUKE ENERGY CORP (FRN) 2.181% 01/15/2005                               300,769
                                                                                                ---------------
                                 TOTAL ENERGY                                                           580,887

                                 HEALTHCARE 0.45%
        80,000                   LINCOLN NATIONAL CORP 7.625% 07/15/2002                                 80,813
       250,000                   UNITED HEALTH GROUP INC 144A (FRN)
                                 2.735% 11/09/2004*                                                     250,132
                                                                                                ---------------
                                 TOTAL HEALTHCARE                                                       330,945

                                 TELECOMMUNICATIONS 1.38%
       200,000                   BELL ATLANTIC FINANCIAL REGS 5.750% 04/01/2003                         202,678
       500,000                   SBC COMMUNICATIONS 144A 4.250% 06/05/2002*                             501,070
       300,000                   SOUTHWESTERN BELL TELEPHONE CO 5.770% 10/14/2003                       304,456
                                                                                                ---------------
                                 TOTAL TELECOMMUNICATIONS                                             1,008,204
                                                                                                ---------------
TOTAL CORPORATE DEBT (COST $15,739,481)                                                              15,781,508

FOREIGN DEBT 1.17%
       350,000                   HYDRO-QUEBEC 7.375% 02/01/2003                                         362,442
       485,000                   PROVINCE OF ONTARIO 7.750% 06/04/2002                                  487,346
                                                                                                ---------------
TOTAL FOREIGN DEBT (COST $848,776)                                                                      849,788

U.S. GOVERNMENTS AND AGENCIES 1.25%

                                 OTHER U.S. AGENCIES 1.25%
       300,000                   FHLB 6.025% 03/17/2003                                                 308,856
       500,000                   FHLB 3.625% 10/15/2004                                                 499,597
       100,000                   FHLMC 4.875% 03/15/2007                                                100,168
                                                                                                ---------------
                                 TOTAL OTHER U.S. AGENCIES                                              908,621
                                                                                                ---------------
TOTAL U.S. GOVERNMENTS AND AGENCIES (COST $914,663)                                                     908,621

             See Accompanying Notes to these Financial Statements.

PAR VALUE OR SHARES              DESCRIPTION                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT 2.74%
$    1,000,000                   AMERICAN EXPRESS CENTURION 1.770% 05/24/2002                   $     1,000,000
     1,000,000                   DEUTSCHE BANK AG 1.820% 07/24/2002                                   1,000,027
                                                                                                ---------------
TOTAL CERTIFICATES OF DEPOSIT (COST $2,000,000)                                                       2,000,027

COMMERCIAL PAPER 23.48%
       700,000                   APRECO INC 1.800% 06/03/2002                                           698,845
       430,000                   AVON CAPITAL CORP 1.730% 05/02/2002                                    429,979
       650,000                   CIESCO LP 1.800% 06/10/2002                                            648,748
       700,000                   DELAWARE FUNDING CORP 1.790% 05/17/2002                                699,443
       700,000                   EDISON ASSET SECURITIZATION LLC 1.841% 06/11/2002                      698,618
       700,000                   FALCON ASSET SECURITIZATION CORP 1.810% 05/16/2002                     699,472
       700,000                   FLEET FUNDING CORP 1.841% 06/11/2002                                   698,618
       700,000                   GALAXY FUNDING INC 1.800% 06/19/2002                                   698,285
     1,000,000                   GANNETT CO 1.780% 06/13/2002                                           997,874
       700,000                   GENERAL ELECTRIC CAPITAL CORP 1.855% 07/24/2002                        697,192
       700,000                   GREYHAWK FUNDING LLC 1.780% 05/13/2002                                 699,463
       800,000                   KFW INTERNATIONAL FINANCE 1.621% 06/07/2002                            798,571
     1,000,000                   MASS MUTUAL FUNDING LLC 1.770% 05/14/2002                              999,361
     1,000,000                   MORGAN STANLEY DEAN WITTER & CO 1.851% 07/15/2002                      996,420
       650,000                   PREFERRED RECEIVABLES FUNDING CORP
                                 1.790% 05/10/2002                                                      649,709
     1,000,000                   PRUDENTIAL FINANCIAL CORP 1.798% 06/27/2002                            997,277
     1,000,000                   SOCIETE GENERALE NORTH AMERICA 1.799% 06/24/2002                       997,417
       350,000                   TRANSAMERICA ASSET FUNDING 1.780% 05/10/2002                           349,844
       660,000                   UBS FINANCE (DE) LLC 1.900% 05/01/2002                                 660,000
       700,000                   UBS FINANCE (DE) LLC 1.750% 05/02/2002                                 699,966
       350,000                   VOLKSWAGEN OF AMERICA 1.750% 05/28/2002                                349,550
       250,000                   WELLS FARGO & CO 1.750% 05/13/2002                                     249,854
     1,000,000                   WELLS FARGO & CO 1.826% 06/26/2002                                     997,323
       700,000                   WINDMILL FUNDING CORP 1.790% 05/23/2002                                699,235
                                                                                                ---------------
TOTAL COMMERCIAL PAPER (COST $17,110,327)                                                            17,111,064

TOTAL INVESTMENTS AT VALUE 95.91% (COST $69,813,954)                                                 69,890,228

OTHER ASSETS IN EXCESS OF LIABILITIES 4.09%                                                           2,979,721
                                                                                                ---------------
NET ASSETS 100.00%                                                                              $    72,869,949
                                                                                                ===============

-------------------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to qualified institutional buyers. At April 30, 2002, these securities amounted to $6,039,079 or 8.3% of net assets.

FRN          Floating Rate Note

144A         Securities restricted for resale to qualified institutional buyers

MTN          Medium Term Note

FNMA         Federal National Mortgage Association

FHLMC        Federal Home Loan Mortgage Corporation

FHLB         Federal Home Loan Bank

STEP BOND    Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2002. Maturity date shown is the stated maturity date of the security.

             See Accompanying Notes to these Financial Statements.

                       This Page Intentionally Left Blank.

                         COMMONFUND INSTITUTIONAL FUNDS

              STATEMENTS OF ASSETS AND LIABILITIES APRIL 30, 2002

--------------------------------------------------------------------------------------------------------------------
                                                                                     CIF               CIF
                                                                                 CORE EQUITY        SMALL CAP
                                                                                    FUND           GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments:
      Investments at cost                                                       $ 135,228,082     $  68,769,189
      Net unrealized appreciation (depreciation)                                   (3,342,871)        2,017,798
                                                                                -------------     -------------
   Total investments at value                                                     131,885,211        70,786,987
   Cash and cash equivalents                                                       10,976,167         4,330,842
   Foreign currency at value (1)                                                           --                --
   Receivable for investments sold                                                    324,546         1,394,692
   Receivable for expense reimbursement                                                    --                --
   Dividend and interest receivable                                                    90,530             6,219
   Receivable for daily variation margin on open financial futures contracts               --                --
   Unrealized appreciation on forward foreign currency contracts                           --                --
   Prepaid expenses                                                                     5,110             1,301
                                                                                -------------     -------------
      Total Assets                                                                143,281,564        76,520,041
                                                                                -------------     -------------
LIABILITIES:
   Payable for investments purchased                                                7,125,184         2,557,237
   Payable for Fund shares redeemed                                                        --                --
   Unrealized depreciation on forward foreign currency contracts                           --                --
   Written options at value (2)                                                            --                --
   Directors' fee payable                                                               1,791             1,791
   Advisory fee payable                                                                51,959            57,943
   Accrued expenses and other payables                                                 49,363            42,471
                                                                                -------------     -------------
      Total Liabilities                                                             7,228,297         2,659,442
                                                                                -------------     -------------
NET ASSETS                                                                      $ 136,053,267     $  73,860,599
                                                                                =============     =============
NET ASSETS CONSIST OF:
   Capital stock, 0.001 par value                                               $      15,607     $       8,923
   Paid-in capital                                                                151,426,183        82,870,978
   Undistributed net investment income                                                 11,009                --
   Accumulated net realized gain (loss) on investments                            (12,056,661)      (11,037,100)
   Net unrealized appreciation (depreciation)                                      (3,342,871)        2,017,798
                                                                                -------------     -------------
TOTAL NET ASSETS                                                                $ 136,053,267     $  73,860,599
                                                                                =============     =============
SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED, $0.001 PAR VALUE)                 15,606,622         8,922,541

NET ASSET VALUE
   Redemption and offering price per share                                      $        8.72     $        8.28
                                                                                =============     =============
(1) Cost of cash denominated in foreign currencies                                         --                --
(2) Premiums on written options                                                            --                --

---------------------------------------------------------------------------------------------------------------------------------
                                                                                     CIF             CIF               CIF
                                                                                  SMALL CAP      INTERNATIONAL       CORE PLUS
                                                                                  VALUE FUND     EQUITY FUND         BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments:
      Investments at cost                                                       $  73,616,469    $ 100,238,930     $ 173,584,939
      Net unrealized appreciation (depreciation)                                    6,937,390       (8,341,270)          887,013
                                                                                -------------    -------------     -------------
   Total investments at value                                                      80,553,859       91,897,660       174,471,952
   Cash and cash equivalents                                                        5,760,533        8,730,173         6,139,279
   Foreign currency at value (1)                                                           --          771,616           245,267
   Receivable for investments sold                                                  1,526,470          864,273        10,951,601
   Receivable for expense reimbursement                                                    --           30,347                --
   Dividend and interest receivable                                                    32,423          353,013         1,612,810
   Receivable for daily variation margin on open financial futures contracts               --               --            11,291
   Unrealized appreciation on forward foreign currency contracts                           --           36,187            20,567
   Prepaid expenses                                                                     1,349            2,145             3,503
                                                                                -------------    -------------     -------------
      Total Assets                                                                 87,874,634      102,685,414       193,456,270
                                                                                -------------    -------------     -------------
LIABILITIES:
   Payable for investments purchased                                                1,503,751        1,180,131        31,064,004
   Payable for Fund shares redeemed                                                        --           27,008                --
   Unrealized depreciation on forward foreign currency contracts                           --           25,349            70,527
   Written options at value (2)                                                            --               --           208,741
   Directors' fee payable                                                               1,791            1,791             1,791
   Advisory fee payable                                                                65,629           55,306            47,960
   Accrued expenses and other payables                                                 42,348           94,036            57,650
                                                                                -------------    -------------     -------------
      Total Liabilities                                                             1,613,519        1,383,621        31,450,673
                                                                                -------------    -------------     -------------
NET ASSETS                                                                      $  86,261,115    $ 101,301,793     $ 162,005,597
                                                                                =============    =============     =============
NET ASSETS CONSIST OF:
   Capital stock, 0.001 par value                                               $       7,512    $      12,302     $      15,956
   Paid-in capital                                                                 75,636,389      119,934,944       160,110,349
   Undistributed net investment income                                                 43,257          696,469           107,481
   Accumulated net realized gain (loss) on investments                              3,636,567      (11,024,335)          822,957
   Net unrealized appreciation (depreciation)                                       6,937,390       (8,317,587)          948,854
                                                                                -------------    -------------     -------------
TOTAL NET ASSETS                                                                $  86,261,115    $ 101,301,793     $ 162,005,597
                                                                                =============    =============     =============
SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED, $0.001 PAR VALUE)                  7,512,440       12,301,877        15,956,469

NET ASSET VALUE
   Redemption and offering price per share                                      $       11.48    $        8.23     $       10.15
                                                                                =============    =============     =============
(1) Cost of cash denominated in foreign currencies                                         --          766,637           250,650
(2) Premiums on written options                                                            --               --           219,968

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      CIF              CIF               CIF
                                                                               INFLATION-INDEXED   LOW DURATION      SHORT DURATION
                                                                                    BOND FUND        BOND FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments:
      Investments at cost                                                         $ 253,435,504    $  98,023,513     $  69,813,954
      Net unrealized appreciation (depreciation)                                      5,941,913          592,744            76,274
                                                                                  -------------    -------------     -------------
   Total investments at value                                                       259,377,417       98,616,257        69,890,228
   Cash and cash equivalents                                                          5,466,508       10,952,643         3,000,871
   Foreign currency at value (1)                                                             --               --                --
   Receivable for investments sold                                                           --        1,861,120                --
   Receivable for expense reimbursement                                                  16,886              960                --
   Dividend and interest receivable                                                   1,872,698          665,345           228,398
   Receivable for daily variation margin on open financial futures contracts                 --               --                --
   Unrealized appreciation on forward foreign currency contracts                             --               --                --
   Prepaid expenses                                                                       6,836            2,216             3,446
                                                                                  -------------    -------------     -------------
      Total Assets                                                                  266,740,345      112,098,541        73,122,943
                                                                                  -------------    -------------     -------------
LIABILITIES:
   Payable for investments purchased                                                         --        6,718,905           200,469
   Payable for Fund shares redeemed                                                          --               --                --
   Unrealized depreciation on forward foreign currency contracts                             --               --                --
   Written options at value (2)                                                              --               --                --
   Directors' fee payable                                                                 1,791            1,791             1,791
   Advisory fee payable                                                                      --           29,191            13,072
   Accrued expenses and other payables                                                   70,209           46,224            37,662
                                                                                  -------------    -------------     -------------
      Total Liabilities                                                                  72,000        6,796,111           252,994
                                                                                  -------------    -------------     -------------
NET ASSETS                                                                        $ 266,668,345    $ 105,302,430     $  72,869,949
                                                                                  =============    =============     =============
NET ASSETS CONSIST OF:
   Capital stock, 0.001 par value                                                 $      25,848    $      10,463     $       7,219
   Paid-in capital                                                                  260,036,290      104,683,746        72,765,815
   Undistributed net investment income                                                   37,651           17,316                --
   Accumulated net realized gain (loss) on investments                                  626,643           (1,839)           20,641
   Net unrealized appreciation (depreciation)                                         5,941,913          592,744            76,274
                                                                                  -------------    -------------     -------------
TOTAL NET ASSETS                                                                  $ 266,668,345    $ 105,302,430     $  72,869,949
                                                                                  =============    =============     =============
SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED, $0.001 PAR VALUE)                   25,847,717       10,463,620         7,219,695

NET ASSET VALUE
   Redemption and offering price per share                                        $       10.32    $       10.06     $       10.09
                                                                                  =============    =============     =============
(1) Cost of cash denominated in foreign currencies                                           --               --                --
(2) Premiums on written options                                                              --               --                --


              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS

           STATEMENTS OF OPERATIONS FOR THE YEAR ENDED APRIL 30, 2002

------------------------------------------------------------------------------------------------------
                                                                       CIF               CIF
                                                                   CORE EQUITY        SMALL CAP
                                                                      FUND           GROWTH FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest                                                        $    103,483     $     55,041
   Dividends (1)                                                      1,386,059          121,042
                                                                   ------------     ------------
      Total investment income                                         1,489,542          176,083
                                                                   ------------     ------------
EXPENSES
   Advisory fees                                                        530,301          585,183
   Directors' fees and expenses                                           5,661            5,661
   Custodian and fund accounting                                         87,431           54,426
   Professional                                                          40,881           40,716
   Registration                                                          19,379           18,132
   Other                                                                  7,131            4,182
                                                                   ------------     ------------
      Total expenses before reimbursements and waivers                  690,784          708,300
      Less expense reimbursements and waivers                           (42,642)         (58,099)
                                                                   ------------     ------------
      Total expenses net of reimbursements and waivers                  648,142          650,201
                                                                   ------------     ------------
NET INVESTMENT INCOME (LOSS)                                            841,400         (474,118)
                                                                   ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on--
      Investments                                                   (10,094,899)      (7,041,173)*
      Financial futures contracts                                            --               --
      Written options                                                        --               --
      Foreign currency transactions                                       2,600               --
                                                                   ------------     ------------
   Total net realized gain (loss)                                   (10,092,299)      (7,041,173)
                                                                   ------------     ------------
   Change in unrealized appreciation (depreciation) on--
      Investments                                                    (1,345,313)         325,194
      Financial futures contracts                                            --               --
      Written options                                                        --               --
      Foreign currency translations                                          --               --
                                                                   ------------     ------------
   Total net change in unrealized appreciation (depreciation)        (1,345,313)         325,194
                                                                   ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                             (11,437,612)      (6,715,979)
                                                                   ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $(10,596,212)    $ (7,190,097)
                                                                   ============     ============
(1)   Dividend income is net of withholding taxes of:              $      4,482     $         --

      * Includes approximately $31,000 reimbursement paid by COMANCO to the Fund for losses attributed to principal trades executed with an affiliate of a sub-adviser.

------------------------------------------------------------------------------------------------------------------------------------
                                                                       CIF              CIF              CIF              CIF
                                                                     SMALL CAP     INTERNATIONAL       CORE PLUS   INFLATION-INDEXED
                                                                    VALUE FUND      EQUITY FUND        BOND FUND        BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest                                                        $     77,140     $    125,577     $  8,474,937     $ 10,824,232
   Dividends (1)                                                      1,016,947        1,547,857               --               --
                                                                   ------------     ------------     ------------     ------------
      Total investment income                                         1,094,087        1,673,434        8,474,937       10,824,232
                                                                   ------------     ------------     ------------     ------------
EXPENSES
   Advisory fees                                                        642,812          647,506          543,476          412,622
   Directors' fees and expenses                                           5,661            5,661            5,661            5,661
   Custodian and fund accounting                                         57,916          456,378          139,714          228,967
   Professional                                                          40,716           43,045           48,568           41,853
   Registration                                                          17,417           16,946           18,941           16,083
   Other                                                                  4,822            5,297           10,476           21,562
                                                                   ------------     ------------     ------------     ------------
      Total expenses before reimbursements and waivers                  769,344        1,174,833          766,836          726,748
      Less expense reimbursements and waivers                           (55,105)        (434,831)         (68,075)         (37,762)
                                                                   ------------     ------------     ------------     ------------
      Total expenses net of reimbursements and waivers                  714,239          740,002          698,761          688,986
                                                                   ------------     ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                                            379,848          933,432        7,776,176       10,135,246
                                                                   ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on--
      Investments                                                     5,860,833       (8,816,908)         789,976        3,937,828
      Financial futures contracts                                            --               --          943,072               --
      Written options                                                        --               --          619,630               --
      Foreign currency transactions                                          18          284,370          (84,075)              --
                                                                   ------------     ------------     ------------     ------------
   Total net realized gain (loss)                                     5,860,851       (8,532,538)       2,268,603        3,937,828
                                                                   ------------     ------------     ------------     ------------
   Change in unrealized appreciation (depreciation) on--
      Investments                                                     4,520,446       (3,483,750)       1,798,527        3,485,248
      Financial futures contracts                                            --               --          268,176               --
      Written options                                                        --               --          (26,759)              --
      Foreign currency translations                                          --           42,801         (142,063)              --
                                                                   ------------     ------------     ------------     ------------
   Total net change in unrealized appreciation (depreciation)         4,520,446       (3,440,949)       1,897,881        3,485,248
                                                                   ------------     ------------     ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                              10,381,297      (11,973,487)       4,166,484        7,423,076
                                                                   ------------     ------------     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $ 10,761,145     $(11,040,055)    $ 11,942,660     $ 17,558,322
                                                                   ============     ============     ============     ============
(1)   Dividend income is net of withholding taxes of:              $        210     $    170,644     $         --     $         --

--------------------------------------------------------------------------------------------------
                                                                       CIF              CIF
                                                                   LOW DURATION     SHORT DURATION
                                                                     BOND FUND          FUND
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest                                                        $  5,762,084     $  2,028,058
   Dividends (1)                                                             --               --
                                                                   ------------     ------------
      Total investment income                                         5,762,084        2,028,058
                                                                   ------------     ------------
EXPENSES
   Advisory fees                                                        315,380          111,545
   Directors' fees and expenses                                           5,661            8,330
   Custodian and fund accounting                                         88,458           22,904
   Professional                                                          40,716           43,400
   Registration                                                          16,460           18,968
   Other                                                                  2,765            8,704
                                                                   ------------     ------------
      Total expenses before reimbursements and waivers                  469,440          213,851
      Less expense reimbursements and waivers                           (48,935)         (68,019)
                                                                   ------------     ------------
      Total expenses net of reimbursements and waivers                  420,505          145,832
                                                                   ------------     ------------
NET INVESTMENT INCOME (LOSS)                                          5,341,579        1,882,226
                                                                   ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on--
      Investments                                                       545,443           81,947
      Financial futures contracts                                            --               --
      Written options                                                        --               --
      Foreign currency transactions                                          --               --
                                                                   ------------     ------------
   Total net realized gain (loss)                                       545,443           81,947
                                                                   ------------     ------------
   Change in unrealized appreciation (depreciation) on--
      Investments                                                       (26,091)         (27,469)
      Financial futures contracts                                            --               --
      Written options                                                        --               --
      Foreign currency translations                                          --               --
                                                                   ------------     ------------
   Total net change in unrealized appreciation (depreciation)           (26,091)         (27,469)
                                                                   ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                 519,352           54,478
                                                                   ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $  5,860,931     $  1,936,704
                                                                   ============     ============
(1)   Dividend income is net of withholding taxes of:              $         --     $         --


              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CIF
                                                                                                       CORE EQUITY
                                                                                                           FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED           PERIOD ENDED
                                                                                             APRIL 30,             APRIL 30,
                                                                                                2002                2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD                                                          $ 104,813,302        $          --
                                                                                           -------------        -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss)                                                                  841,400              342,312
   Net realized gain (loss) of investments, financial futures contacts, options,
   and foreign currency transactions                                                         (10,092,299)          (1,963,262)
   Net change in unrealized appreciation (depreciation) of investments, financial
   futures contacts, options, and foreign currency translations                               (1,345,313)          (1,997,558)
                                                                                           -------------        -------------
      Net increase (decrease) in net assets resulting from operations                        (10,596,212)          (3,618,508)
                                                                                           -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                        (839,722)            (334,082)
   Net realized gain                                                                                  --                   --
                                                                                           -------------        -------------
      Total distributions                                                                       (839,722)            (334,082)
                                                                                           -------------        -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares                                                           42,933,913          108,737,914
   Reinvestment of distributions                                                                 209,488               27,978
   Cost of shares repurchased                                                                   (467,502)                  --
                                                                                           -------------        -------------
   Net increase from capital share transactions                                               42,675,899          108,765,892
                                                                                           -------------        -------------
      Total increase in net assets                                                            31,239,965          104,813,302

NET ASSETS AT END OF PERIOD                                                                $ 136,053,267        $ 104,813,302
                                                                                           =============        =============
Undistributed net investment income                                                        $      11,009        $       8,230
                                                                                           =============        =============
OTHER INFORMATION:

SHARE TRANSACTIONS:

SHARES OUTSTANDING AT BEGINNING OF PERIOD                                                     10,959,868                   --
                                                                                           -------------        -------------
   Sold                                                                                        4,674,315           10,956,948
   Reinvestment of distributions                                                                  24,044                2,920
   Repurchased                                                                                   (51,605)                  --
                                                                                           -------------        -------------
   Net increase in shares outstanding                                                          4,646,754           10,959,868
                                                                                           -------------        -------------
SHARES OUTSTANDING AT END OF PERIOD                                                           15,606,622           10,959,868
                                                                                           =============        =============

(a)   Fund commenced operations on January 2, 2001.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      CIF
                                                                                                   SMALL CAP
                                                                                                  GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED         PERIOD ENDED
                                                                                         APRIL 30,            APRIL 30,
                                                                                           2002                2001(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD                                                     $  58,267,131        $          --
                                                                                      -------------        -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss)                                                            (474,118)             (86,026)
   Net realized gain (loss) of investments, financial futures contacts, options,
   and foreign currency transactions                                                     (7,041,173)          (3,999,464)
   Net change in unrealized appreciation (depreciation) of investments, financial
   futures contacts, options, and foreign currency translations                             325,194            1,692,604
                                                                                      -------------        -------------
      Net increase (decrease) in net assets resulting from operations                    (7,190,097)          (2,392,886)
                                                                                      -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                         --                   --
   Net realized gain                                                                             --                   --
                                                                                      -------------        -------------
      Total distributions                                                                        --                   --
                                                                                      -------------        -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares                                                      22,793,554           60,660,017
   Reinvestment of distributions                                                          4,200,658                   16
   Cost of shares repurchased                                                                (9,989)                  --
                                                                                      -------------        -------------
   Net increase from capital share transactions                                          22,783,565           60,660,017
                                                                                      -------------        -------------
      Total increase in net assets                                                       15,593,468           58,267,131

NET ASSETS AT END OF PERIOD                                                           $  73,860,599        $  58,267,131
                                                                                      =============        =============
Undistributed net investment income                                                   $          --        $          --
                                                                                      =============        =============
OTHER INFORMATION:

SHARE TRANSACTIONS:

SHARES OUTSTANDING AT BEGINNING OF PERIOD                                                 6,065,808                   --
                                                                                      -------------        -------------
   Sold                                                                                   2,857,889            6,065,808
   Reinvestment of distributions                                                            391,491                    2
   Repurchased                                                                               (1,156)                  --
                                                                                      -------------        -------------
   Net increase in shares outstanding                                                     2,856,733            6,065,808
                                                                                      -------------        -------------
SHARES OUTSTANDING AT END OF PERIOD                                                       8,922,541            6,065,808
                                                                                      =============        =============

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      CIF
                                                                                                   SMALL CAP
                                                                                                  VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED         PERIOD ENDED
                                                                                         APRIL 30,            APRIL 30,
                                                                                           2002                2001(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD                                                     $  65,158,581        $          --
                                                                                      -------------        -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss)                                                             379,848              200,593
   Net realized gain (loss) of investments, financial futures contacts, options,
   and foreign currency transactions                                                      5,860,851            1,967,405
   Net change in unrealized appreciation (depreciation) of investments, financial
   futures contacts, options, and foreign currency translations                           4,520,446            2,416,944
                                                                                      -------------        -------------
      Net increase (decrease) in net assets resulting from operations                    10,761,145            4,584,942
                                                                                      -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                   (382,943)            (187,596)
   Net realized gain                                                                     (4,195,393)                  --
                                                                                      -------------        -------------
      Total distributions                                                                (4,578,336)            (187,596)
                                                                                      -------------        -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares                                                      10,734,869           60,761,219
   Reinvestment of distributions                                                            121,816               22,425
   Cost of shares repurchased                                                               (15,802)                  --
                                                                                      -------------        -------------
   Net increase from capital share transactions                                          14,919,725           60,761,235
                                                                                      -------------        -------------
      Total increase in net assets                                                       21,102,534           65,158,581

NET ASSETS AT END OF PERIOD                                                           $  86,261,115        $  65,158,581
                                                                                      =============        =============
Undistributed net investment income                                                   $      43,257        $      12,997
                                                                                      =============        =============
OTHER INFORMATION:

SHARE TRANSACTIONS:

SHARES OUTSTANDING AT BEGINNING OF PERIOD                                                 6,075,730                   --
                                                                                      -------------        -------------
   Sold                                                                                   1,046,689            6,075,728
   Reinvestment of distributions                                                             15,066                2,406
   Repurchased                                                                               (1,470)                  --
                                                                                      -------------        -------------
   Net increase in shares outstanding                                                     1,436,710            6,075,730
                                                                                      -------------        -------------
SHARES OUTSTANDING AT END OF PERIOD                                                       7,512,440            6,075,730
                                                                                      =============        =============

------------------------------------------------------------------------------------------------------------------------
                                                                                                     CIF
                                                                                                 INTERNAIONAL
                                                                                                  EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED         PERIOD ENDED
                                                                                         APRIL 30,            APRIL 30,
                                                                                           2002                2001(a)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD                                                     $  98,886,678        $          --
                                                                                      -------------        -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss)                                                             933,432              438,965
   Net realized gain (loss) of investments, financial futures contacts, options,
   and foreign currency transactions                                                     (8,532,538)          (1,806,236)
   Net change in unrealized appreciation (depreciation) of investments, financial
   futures contacts, options, and foreign currency translations                          (3,440,949)          (4,876,638)
                                                                                      -------------        -------------
      Net increase (decrease) in net assets resulting from operations                   (11,040,055)          (6,243,909)
                                                                                      -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                 (1,101,904)            (427,462)
   Net realized gain                                                                             --                   --
                                                                                      -------------        -------------
      Total distributions                                                                (1,101,904)            (427,462)
                                                                                      -------------        -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares                                                      15,050,594          106,337,307
   Reinvestment of distributions
   Cost of shares repurchased                                                              (615,336)            (801,683)
                                                                                      -------------        -------------
   Net increase from capital share transactions                                          14,557,074          105,558,049
                                                                                      -------------        -------------
      Total increase in net assets                                                        2,415,115           98,886,678

NET ASSETS AT END OF PERIOD                                                           $ 101,301,793        $  98,886,678
                                                                                      =============        =============
Undistributed net investment income                                                   $     696,469        $     397,571
                                                                                      =============        =============
OTHER INFORMATION:

SHARE TRANSACTIONS:

SHARES OUTSTANDING AT BEGINNING OF PERIOD                                                10,554,643                   --
                                                                                      -------------        -------------
   Sold                                                                                   1,809,470           10,565,649
   Reinvestment of distributions
   Repurchased                                                                              (77,302)             (13,412)
                                                                                      -------------        -------------
   Net increase in shares outstanding                                                     1,747,234           10,554,643
                                                                                      -------------        -------------
SHARES OUTSTANDING AT END OF PERIOD                                                      12,301,877           10,554,643
                                                                                      =============        =============


              See Accompanying Notes to these Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            CIF
                                                                                                         CORE PLUS
                                                                                                         BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED           PERIOD ENDED
                                                                                             APRIL 30,             APRIL 30,
                                                                                               2002                 2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD                                                          $ 132,264,966        $          --
                                                                                           -------------        -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income                                                                       7,776,176            1,778,329
   Net realized gain of investments, financial futures contacts, options,
   and foreign currency transactions                                                           2,268,603              302,029
   Net change in unrealized appreciation of investments, financial futures contacts,
   options, and foreign currency translations                                                  1,897,881             (949,027)
                                                                                           -------------        -------------
      Net increase in net assets resulting from operations                                    11,942,660            1,131,331
                                                                                           -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                      (7,874,300)          (1,566,884)
   Net realized gain                                                                          (1,787,905)                  --
                                                                                           -------------        -------------
      Total distributions                                                                     (9,662,205)          (1,566,884)
                                                                                           -------------        -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares                                                           35,709,290          142,085,496
   Reinvestment of distributions                                                               4,462,849              196,502
   Cost of shares repurchased                                                                (12,711,963)          (9,581,479)

   Net increase (decrease) from capital share transactions                                    27,460,176          132,700,519

      Total increase (decrease) in net assets                                                 29,740,631          132,264,966

NET ASSETS AT END OF PERIOD                                                                $ 162,005,597        $ 132,264,966
                                                                                           =============        =============
Undistributed net investment income                                                        $     107,481        $     177,201
                                                                                           =============        =============
OTHER INFORMATION:

SHARE TRANSACTIONS:

SHARES OUTSTANDING AT BEGINNING OF PERIOD                                                     13,232,601                   --
                                                                                           -------------        -------------
   Sold                                                                                        3,534,633           14,162,731
   Reinvestment of distributions                                                                 441,271               19,571
   Repurchased                                                                                (1,252,036)            (949,701)
                                                                                           -------------        -------------
   Net increase in shares outstanding                                                          2,723,868           13,232,601
                                                                                           -------------        -------------
SHARES OUTSTANDING AT END OF PERIOD                                                           15,956,469           13,232,601
                                                                                           =============        =============

---------------------------------------------------------------------------------------------------------------------------------

(a)   Fund commenced operations on January 2, 2001.

(b)    Fund commenced operations on May 1, 2000.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            CIF
                                                                                                     INFLATION-INDEXED
                                                                                                         BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR ENDED         PERIOD ENDED
                                                                                               APRIL 30,            APRIL 30,
                                                                                                 2002                2001(a)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD                                                           $ 275,341,818        $          --
                                                                                            -------------        -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income                                                                       10,135,246            4,255,847
   Net realized gain of investments, financial futures contacts, options,
   and foreign currency transactions                                                            3,937,828            2,909,874
   Net change in unrealized appreciation of investments, financial futures contacts,
   options, and foreign currency translations                                                   3,485,248            2,456,665
                                                                                            -------------        -------------
      Net increase in net assets resulting from operations                                     17,558,322            9,622,386
                                                                                            -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                      (12,042,565)          (2,310,877)
   Net realized gain                                                                           (8,048,612)                  --
                                                                                            -------------        -------------
      Total distributions                                                                     (20,091,177)          (2,310,877)
                                                                                            -------------        -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares                                                            21,905,115          365,478,550
   Reinvestment of distributions                                                               11,404,267              762,187
   Cost of shares repurchased                                                                 (39,450,000)         (98,210,428)

   Net increase (decrease) from capital share transactions                                     (6,140,618)         268,030,309

      Total increase (decrease) in net assets                                                  (8,673,473)         275,341,818

NET ASSETS AT END OF PERIOD                                                                 $ 266,668,345        $ 275,341,818
                                                                                            =============        =============
Undistributed net investment income                                                         $      37,651        $   1,944,970
                                                                                            =============        =============
OTHER INFORMATION:

SHARE TRANSACTIONS:

SHARES OUTSTANDING AT BEGINNING OF PERIOD                                                      26,463,626                   --
                                                                                            -------------        -------------
   Sold                                                                                         2,082,404           35,833,568
   Reinvestment of distributions                                                                1,131,777               74,111
   Repurchased                                                                                 (3,830,090)          (9,444,053)
                                                                                            -------------        -------------
   Net increase in shares outstanding                                                            (615,909)          26,463,626
                                                                                            -------------        -------------
SHARES OUTSTANDING AT END OF PERIOD                                                            25,847,717           26,463,626
                                                                                            =============        =============

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            CIF
                                                                                                       LOW DURATION
                                                                                                         BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR ENDED          PERIOD ENDED
                                                                                               APRIL 30,            APRIL 30,
                                                                                                 2002                2001(a)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD                                                           $ 101,066,768        $          --
                                                                                            -------------        -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income                                                                        5,341,579            1,893,520
   Net realized gain of investments, financial futures contacts, options,
   and foreign currency transactions                                                              545,443              416,313
   Net change in unrealized appreciation of investments, financial futures contacts,
   options, and foreign currency translations                                                     (26,091)             618,835
                                                                                            -------------        -------------
      Net increase in net assets resulting from operations                                      5,860,931            2,928,668
                                                                                            -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                       (5,324,263)          (1,912,255)
   Net realized gain                                                                             (944,860)                  --
                                                                                            -------------        -------------
      Total distributions                                                                      (6,269,123)          (1,912,255)
                                                                                            -------------        -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares                                                             3,814,000          100,050,100
   Reinvestment of distributions                                                                1,111,896                  255
   Cost of shares repurchased                                                                    (282,042)         (51,886,518)

   Net increase (decrease) from capital share transactions                                      4,643,854          100,050,355

      Total increase (decrease) in net assets                                                   4,235,662          101,066,768

NET ASSETS AT END OF PERIOD                                                                 $ 105,302,430        $ 101,066,768
                                                                                            =============        =============
Undistributed net investment income                                                         $      17,316        $          --
                                                                                            =============        =============
OTHER INFORMATION:

SHARE TRANSACTIONS:

SHARES OUTSTANDING AT BEGINNING OF PERIOD                                                      10,004,961                   --
                                                                                            -------------        -------------
   Sold                                                                                           376,165           10,004,936
   Reinvestment of distributions                                                                  110,391                   25
   Repurchased                                                                                    (27,897)                  --
                                                                                            -------------        -------------
   Net increase in shares outstanding                                                             458,659           10,004,961
                                                                                            -------------        -------------
SHARES OUTSTANDING AT END OF PERIOD                                                            10,463,620           10,004,961
                                                                                            =============        =============

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CIF
                                                                                                      SHORT DURATION
                                                                                                           FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR ENDED          PERIOD ENDED
                                                                                               APRIL 30,            APRIL 30,
                                                                                                 2002                2001(b)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD                                                           $  35,910,625        $  10,200,000
                                                                                            -------------        -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income                                                                        1,882,226            1,249,792
   Net realized gain of investments, financial futures contacts, options,
   and foreign currency transactions                                                               81,947               55,837
   Net change in unrealized appreciation of investments, financial futures contacts,
   options, and foreign currency translations                                                     (27,469)             103,743
                                                                                            -------------        -------------
      Net increase in net assets resulting from operations                                      1,936,704            1,409,372
                                                                                            -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                       (1,906,682)          (1,241,691)
   Net realized gain                                                                              (81,552)             (19,236)
                                                                                            -------------        -------------
      Total distributions                                                                      (1,988,234)          (1,260,927)
                                                                                            -------------        -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares                                                            86,945,271           31,081,074
   Reinvestment of distributions                                                                1,952,101            1,260,927
   Cost of shares repurchased                                                                  (6,779,821)

   Net increase (decrease) from capital share transactions                                     37,010,854           25,562,180

      Total increase (decrease) in net assets                                                  36,959,324           25,710,625

NET ASSETS AT END OF PERIOD                                                                 $  72,869,949        $  35,910,625
                                                                                            =============        =============
Undistributed net investment income                                                         $          --        $      16,631
                                                                                            =============        =============
OTHER INFORMATION:

SHARE TRANSACTIONS:

SHARES OUTSTANDING AT BEGINNING OF PERIOD                                                       3,560,353            1,020,000
                                                                                            -------------        -------------
   Sold                                                                                         8,594,674            3,090,988
   Reinvestment of distributions                                                                  193,240              125,512
   Repurchased                                                                                 (5,128,572)            (676,147)
                                                                                            -------------        -------------
   Net increase in shares outstanding                                                           3,659,342            2,540,353
                                                                                            -------------        -------------
SHARES OUTSTANDING AT END OF PERIOD                                                             7,219,695            3,560,353
                                                                                            =============        =============


              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS

     FINANCIAL HIGHLIGHTS -- FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CIF
                                                                                                     CORE EQUITY
                                                                                                         FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR ENDED
                                                                                               APRIL 30,      PERIOD ENDED
                                                                                                 2002       APRIL 30, 2001(a)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                         $      9.56      $     10.00
                                                                                             -----------      -----------
Income from Investment Operations:
   Net investment income (loss)                                                                     0.06             0.03
   Net realized and unrealized gain (loss) on investments                                          (0.84)           (0.44)
                                                                                             -----------      -----------
      Total from Investment Operations:                                                            (0.78)           (0.41)
                                                                                             -----------      -----------
Less Distributions from:
   Net investment income                                                                           (0.06)           (0.03)
   Net realized gain on investments                                                                   --               --
                                                                                             -----------      -----------
      Total distributions                                                                          (0.06)           (0.03)
                                                                                             -----------      -----------
Net increase (decrease) in net asset value                                                         (0.84)           (0.44)
                                                                                             -----------      -----------
Net Asset Value, end of period                                                               $      8.72      $      9.56
                                                                                             ===========      ===========
      Total Return(b)                                                                              (8.13%)          (4.09%)**

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's)                                                            $   136,053      $   104,813
Ratios to average net assets:
   Net investment income (after reimbursement and waiver of certain operating expenses)             0.71%            1.07%*
   Net investment income (before reimbursement and waiver of certain operating expenses)            0.67%            0.80%*
   Operating expenses (after reimbursement and waiver of certain operating expenses)                0.55%            0.55%*
   Operating expenses (before reimbursement and waiver of certain operating expenses)               0.59%            0.82%*
   Portfolio Turnover Rate                                                                         66.43%           20.00%**

*   Annualized.

**  Not annualized.

(a) Fund commenced operations on January 2, 2001.

(b) Total return would have been lower had certain expenses not been reimbursed or waived.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CIF
                                                                                                     SMALL CAP GROWTH
                                                                                                           FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR ENDED
                                                                                               APRIL 30,      PERIOD ENDED
                                                                                                 2002       APRIL 30, 2001(a)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                         $     9.61       $    10.00
                                                                                             ----------       ----------
Income from Investment Operations:
   Net investment income (loss)                                                                   (0.05)           (0.01)
   Net realized and unrealized gain (loss) on investments                                         (1.28)           (0.38)
                                                                                             ----------       ----------
      Total from Investment Operations:                                                           (1.33)           (0.39)
                                                                                             ----------       ----------
Less Distributions from:
   Net investment income                                                                             --              --
   Net realized gain on investments                                                                  --              --
                                                                                             ----------       ----------
      Total distributions                                                                            --              --
                                                                                             ----------       ----------
Net increase (decrease) in net asset value                                                        (1.33)           (0.39)
                                                                                             ----------       ----------
Net Asset Value, end of period                                                               $     8.28       $     9.61
                                                                                             ==========       ==========
      Total Return(b)                                                                            (13.84%)          (3.90%)**

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's)                                                            $   73,861       $   58,267
Ratios to average net assets:
   Net investment income (after reimbursement and waiver of certain operating expenses)           (0.73%)          (0.45%)*
   Net investment income (before reimbursement and waiver of certain operating expenses)          (0.82%)          (0.80%)*
   Operating expenses (after reimbursement and waiver of certain operating expenses)               1.00%            1.00%*
   Operating expenses (before reimbursement and waiver of certain operating expenses)              1.09%            1.35%*
   Portfolio Turnover Rate                                                                       209.55%           67.62%**

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           CIF
                                                                                                     SMALL CAP VALUE
                                                                                                           FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR ENDED
                                                                                               APRIL 30,      PERIOD ENDED
                                                                                                 2002       APRIL 30, 2001(a)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                         $    10.72       $    10.00
                                                                                             ----------       ----------
Income from Investment Operations:
   Net investment income (loss)                                                                    0.06             0.03
   Net realized and unrealized gain (loss) on investments                                          1.38             0.72
                                                                                             ----------       ----------
      Total from Investment Operations:                                                            1.44             0.75
                                                                                             ----------       ----------
Less Distributions from:
   Net investment income                                                                          (0.06)           (0.03)
   Net realized gain on investments                                                               (0.62)              --
                                                                                             ----------       ----------
      Total distributions                                                                         (0.68)           (0.03)
                                                                                             ----------       ----------
Net increase (decrease) in net asset value                                                         0.76             0.72
                                                                                             ----------       ----------
Net Asset Value, end of period                                                               $    11.48       $    10.72
                                                                                             ==========       ==========
      Total Return(b)                                                                             13.91%            7.51%**

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's)                                                            $   86,261       $   65,159
Ratios to average net assets:
   Net investment income (after reimbursement and waiver of certain operating expenses)            0.53%            0.98%*
   Net investment income (before reimbursement and waiver of certain operating expenses)           0.45%            0.66%*
   Operating expenses (after reimbursement and waiver of certain operating expenses)               1.00%            1.00%*
   Operating expenses (before reimbursement and waiver of certain operating expenses)              1.08%            1.32%*
   Portfolio Turnover Rate                                                                       208.87%           54.23%**

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            CIF
                                                                                                    INTERNATIONAL EQUITY
                                                                                                            FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR ENDED
                                                                                                APRIL 30,     PERIOD ENDED
                                                                                                  2002      APRIL 30, 2001(a)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                         $      9.37      $   10.00
                                                                                             -----------      ---------
Income from Investment Operations:
   Net investment income (loss)                                                                     0.08            0.04
   Net realized and unrealized gain (loss) on investments                                          (1.12)          (0.63)
                                                                                             -----------      ---------
      Total from Investment Operations:                                                            (1.04)          (0.59)
                                                                                             -----------      ---------
Less Distributions from:
   Net investment income                                                                           (0.10)         (0.04)
   Net realized gain on investments                                                                   --             --
                                                                                             -----------      ---------
      Total distributions                                                                          (0.10)         (0.04)
                                                                                             -----------      ---------
Net increase (decrease) in net asset value                                                         (1.14)          (0.63)
                                                                                             -----------      ---------
Net Asset Value, end of period                                                               $      8.23      $     9.37
                                                                                             ===========      ==========
      Total Return(b)                                                                             (11.10%)         (5.89%)**

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's)                                                            $   101,302      $   98,887
Ratios to average net assets:
   Net investment income (after reimbursement and waiver of certain operating expenses)             1.01%           1.37*
   Net investment income (before reimbursement and waiver of certain operating expenses)            0.54%           1.08%*
   Operating expenses (after reimbursement and waiver of certain operating expenses)                0.80%           0.80%*
   Operating expenses (before reimbursement and waiver of certain operating expenses)               1.27%           1.09%*
   Portfolio Turnover Rate                                                                         66.04%          21.34%**


              See Accompanying Notes to these Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         CIF
                                                                                                    CORE PLUS BOND
                                                                                                         FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED
                                                                                              APRIL 30,      PERIOD ENDED
                                                                                                 2002      APRIL 30, 2001(a)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                         $     10.00      $     10.00
                                                                                             -----------      -----------
Income from Investment Operations:
   Net investment income                                                                            0.51             0.15
   Net realized and unrealized gain (loss) on investments                                           0.28            (0.02)
                                                                                             -----------      -----------
      Total from Investment Operations:                                                             0.79             0.13
                                                                                             -----------      -----------
Less Distributions from:
   Net investment income                                                                           (0.52)           (0.13)
   Net realized gain on investments                                                                (0.12)              --
                                                                                             -----------      -----------
      Total distributions                                                                          (0.64)           (0.13)
                                                                                             -----------      -----------
Net increase (decrease) in net asset value                                                          0.15               --
                                                                                             -----------      -----------
Net Asset Value, end of period                                                               $     10.15      $     10.00
                                                                                             ===========      ===========
      Total Return(c)                                                                               8.02%            1.33%**

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's)                                                            $   162,006      $   132,265
Ratios to average net assets:
   Net investment income (after reimbursement and waiver of certain operating expenses)             5.01%            4.61%*
   Net investment income (before reimbursement and waiver of certain operating expenses)            4.96%            4.37%*
   Operating expenses (after reimbursement and waiver of certain operating expenses)                0.45%            0.45%*
   Operating expenses (before reimbursement and waiver of certain operating expenses)               0.50%            0.69%*
   Portfolio Turnover Rate                                                                        479.61%          356.10%**

-----------------------------------------------------------------------------------------------------------------------------

    *  Annualized.

   **  Not annualized.

   (a) Fund commenced operations on January 2, 2001.

   (b) Fund commenced operations on May 1, 2001.

   (c) Total return would have been lower had certain expenses not been reimbursed or waived.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          CIF
                                                                                                 INFLATION-INDEXED BOND
                                                                                                          FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED
                                                                                              APRIL 30,      PERIOD ENDED
                                                                                                 2002      APRIL 30, 2001(a)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                         $     10.40      $     10.00
                                                                                             -----------      -----------
Income from Investment Operations:
   Net investment income                                                                            0.38             0.19
   Net realized and unrealized gain (loss) on investments                                           0.29             0.33
                                                                                             -----------      -----------
      Total from Investment Operations:                                                             0.67             0.52
                                                                                             -----------      -----------
Less Distributions from:
   Net investment income                                                                           (0.45)           (0.12)
   Net realized gain on investments                                                                (0.30)              --
                                                                                             -----------      -----------
      Total distributions                                                                          (0.75)           (0.12)
                                                                                             -----------      -----------
Net increase (decrease) in net asset value                                                         (0.08)            0.40
                                                                                             -----------      -----------
Net Asset Value, end of period                                                               $     10.32      $     10.40
                                                                                             ===========      ===========
      Total Return(c)                                                                               6.71%            5.27%**

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's)                                                            $   266,668      $   275,342
Ratios to average net assets:
   Net investment income (after reimbursement and waiver of certain operating expenses)             3.67%            6.99%*
   Net investment income (before reimbursement and waiver of certain operating expenses)            3.66%            6.77%*
   Operating expenses (after reimbursement and waiver of certain operating expenses)                0.25%            0.25%*
   Operating expenses (before reimbursement and waiver of certain operating expenses)               0.26%            0.47%*
   Portfolio Turnover Rate                                                                        185.40%          181.67%**

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CIF
                                                                                                   LOW DURATION BOND
                                                                                                         FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED
                                                                                              APRIL 30,      PERIOD ENDED
                                                                                                 2002      APRIL 30, 2001(a)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                         $     10.10      $     10.00
                                                                                             -----------      -----------
Income from Investment Operations:
   Net investment income                                                                            0.51             0.19
   Net realized and unrealized gain (loss) on investments                                           0.05             0.10
                                                                                             -----------      -----------
      Total from Investment Operations:                                                             0.56             0.29
                                                                                             -----------      -----------
Less Distributions from:
   Net investment income                                                                           (0.51)           (0.19)
   Net realized gain on investments                                                                (0.09)              --
                                                                                             -----------      -----------
      Total distributions                                                                          (0.60)           (0.19)
                                                                                             -----------      -----------
Net increase (decrease) in net asset value                                                         (0.04)            0.10
                                                                                             -----------      -----------
Net Asset Value, end of period                                                               $     10.06      $     10.10
                                                                                             ===========      ===========
      Total Return(c)                                                                               5.72%            2.93%**

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's)                                                            $   105,302      $   101,067
Ratios to average net assets:
   Net investment income (after reimbursement and waiver of certain operating expenses)             5.08%            5.74%*
   Net investment income (before reimbursement and waiver of certain operating expenses)            5.03%            5.49%*
   Operating expenses (after reimbursement and waiver of certain operating expenses)                0.40%            0.40%*
   Operating expenses (before reimbursement and waiver of certain operating expenses)               0.45%            0.65%*
   Portfolio Turnover Rate                                                                        101.45%           73.42%**

---------------------------------------------------------------------------------------------------------------------------
                                                                                                         CIF
                                                                                                    SHORT DURATION
                                                                                                         FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                             YEAR ENDED
                                                                                              APRIL 30,     PERIOD ENDED
                                                                                                2002      APRIL 30, 2001(b)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                         $    10.09      $    10.00
                                                                                             ----------      ----------
Income from Investment Operations:
   Net investment income                                                                           0.33            0.59
   Net realized and unrealized gain (loss) on investments                                          0.02            0.09
                                                                                             ----------      ----------
      Total from Investment Operations:                                                            0.35            0.68
                                                                                             ----------      ----------
Less Distributions from:
   Net investment income                                                                          (0.34)          (0.58)
   Net realized gain on investments                                                               (0.01)          (0.01)
                                                                                             ----------      ----------
      Total distributions                                                                         (0.35)          (0.59)
                                                                                             ----------      ----------
Net increase (decrease) in net asset value                                                        --               0.09
                                                                                             ----------      ----------
Net Asset Value, end of period                                                               $    10.09      $    10.09
                                                                                             ==========      ==========
      Total Return(c)                                                                              3.52%           6.95%**

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's)                                                            $   72,870      $   35,911
Ratios to average net assets:
   Net investment income (after reimbursement and waiver of certain operating expenses)            3.22%           5.93%*
   Net investment income (before reimbursement and waiver of certain operating expenses)           3.10%           5.46%*
   Operating expenses (after reimbursement and waiver of certain operating expenses)               0.25%           0.25%*
   Operating expenses (before reimbursement and waiver of certain operating expenses)              0.37%           0.72%*
   Portfolio Turnover Rate                                                                       201.88%         128.96%**


              See Accompanying Notes to these Financial Statements.

                         COMMONFUND INSTITUTIONAL FUNDS

                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Commonfund Institutional Funds (the "Company") was established as a Delaware business trust under an Agreement and Declaration of Trust dated August 7, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eight diversified series (each a "Fund" and collectively the "Funds"), CIF Core Equity Fund, CIF Small Cap Growth Fund, CIF Small Cap Value Fund, CIF International Equity Fund, CIF Core Plus Bond Fund, CIF Inflation-Indexed Bond Fund, CIF Low Duration Bond Fund, and CIF Short Duration Fund, each of which operates as a distinct investment vehicle of the Company. Commonfund Asset Management Company, Inc. ("COMANCO") manages each of the Funds. Each Fund seeks to improve the net investment returns of its shareholders with its own investment objectives and policies. There can be no assurance that any Fund will achieve its investment objective.

Fund objectives:

CIF Core Equity Fund, CIF Small Cap Growth Fund, CIF Small Cap Value Fund, and
    CIF International Equity Fund seek to provide long-term capital appreciation.

CIF Core Plus Bond Fund seeks to provide high current income and price appreciation.

CIF Inflation-Indexed Bond Fund seeks to maximize real return to the extent consistent with preservation of capital and liquidity.

CIF Low Duration Bond Fund seeks to preserve capital and provide higher total return than is generally obtainable from money market instruments.

CIF Short Duration Fund seeks to provide current interest income with some price appreciation, each consistent with liquidity and safety of principal.

2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions in the preparation of the financial statements. Actual results could differ from these estimates or assumptions.

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America, and are consistently followed by the Company in the preparation of its financial statements:

SECURITY VALUATION: Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments which mature in less than sixty days) are valued by an independent pricing service approved by the Board of Directors, which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Dividend income is recorded on the ex-dividend date. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Gains and losses realized on prepayments received on mortgage-related securities are recorded in interest income. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends to shareholders resulting from net investment income are recorded on the ex-dividend date. The dividends are paid quarterly for CIF Core Equity Fund, CIF Small Cap Growth Fund, CIF Small Cap Value Fund and CIF International Equity Fund, and monthly for CIF Core Plus Bond Fund, CIF Inflation-Indexed Bond Fund, CIF Low Duration Bond Fund and CIF Short Duration Fund. Net realized capital gains, if any, are distributed at least annually. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses, including "Post-October Losses" and losses deferred due to wash sales; and permanent differences due to differing treatments for foreign currency transactions and non-taxable dividends. Any taxable income or gain remaining at fiscal year end is distributed in the following year. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among the components of capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

For the year ended April 30, 2002 the Funds reclassified the following book to tax basis differences:

                                         UNDISTRIBUTED
                                         NET INVESTMENT          ACCUMULATED NET
FUND                                         INCOME           REALIZED GAIN (LOSS)       PAID-IN CAPITAL
----                                     -------------        --------------------       ---------------
CIF Core Equity Fund                         $ 1,101                $ (1,100)                  $  (1)
CIF Small Cap Growth Fund                    474,118                   3,537                (477,655)
CIF Small Cap Value Fund                      33,355                   3,704                 (37,059)
CIF International Equity Fund                467,370                (299,493)               (167,877)
CIF Core Plus Bond Fund                       28,404                   5,986                 (34,390)
CIF Inflation-Indexed Bond Fund                   --                  12,511                 (12,511)
CIF Short Duration Fund                        7,825                  (7,825)                     --

SWAP AGREEMENTS: Certain Funds may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Assets and Liabilities may differ from that which would be realized in the event the Fund terminated its position in the agreement. Credit risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default. Risks also arise from potential for losses from adverse market movements; and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities. The Funds entered into no such agreements during the year ended April 30, 2002.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

--investments, other assets and liabilities -- at the prevailing rates of exchange on the valuation date;

--investment transactions, investment income and expenses -- at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market prices at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on each of the Fund's books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in net unrealized foreign currency gains (losses) for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

FOREIGN CURRENCY CONTRACTS: Certain Funds may enter into foreign currency contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in value is recorded by the Funds as unrealized gain or loss. The Funds record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. See Schedules of Investments for all open forward foreign currency contracts at April 30, 2002.

FUTURES: Certain Funds may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, or instrument. Futures contracts (for which cash, government securities or other high grade liquid investments is pledged as collateral with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments. See Schedules of Investments for all open futures contracts at April 30, 2002.

PURCHASED AND WRITTEN OPTIONS: Certain Funds may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price. The writer for an option may incur losses in excess of the amounts included in the Statement of Assets and Liabilities.

Certain Funds may purchase call and put options on their portfolio securities or other financial instruments. The Funds may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Funds may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the prices of options relating to the securities purchased or sold by the Funds and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. See Schedules of Investments for all open option contracts at April 30, 2002.

3.   INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Company has retained the services of COMANCO, an indirect wholly owned subsidiary of The Common Fund for Nonprofit Organizations ("Commonfund"), as investment manager. COMANCO exercises overall responsibility for supervision of the investment program for the Funds but has contracted out the day-to-day management of the investment operations of the Funds to sub-advisers, who are compensated by COMANCO. As compensation for the services rendered by COMANCO under the investment advisory agreement with the Company, COMANCO receives a fee from the Funds, which is computed daily and generally paid monthly. The Funds pay COMANCO an annual fee shown as a percentage of average net assets for its services, as follows:

FUND                                          EFFECTIVE RATE
----                                          --------------
CIF Core Equity Fund                               0.45%
CIF Small Cap Growth Fund                          0.90%
CIF Small Cap Value Fund                           0.90%
CIF International Equity Fund                      0.70%
CIF Core Plus Bond Fund                            0.35%
CIF Inflation-Indexed Bond Fund                0.15 -- 0.35%*
CIF Low Duration Bond Fund                         0.30%
CIF Short Duration Fund                            0.19%

* The Investment Advisory Fees vary with Fund performance. The total advisory fee payable by the Fund will be 0.25% (25 basis points) per annum of assets under management if the return of the Fund is 50 basis points above the Lehman U.S. TIPS Index for the prior twelve months ("fulcrum point"), and will vary upwards or downwards by an amount equal to 20% of any performance above or below the fulcrum point. In no event will the fee exceed 35 basis points or decline below 15 basis points.

The Company and Investors Bank & Trust Company ("IBT Co.") have entered into an administration agreement (the "Administration Agreement"), a custodian agreement and a transfer agency and service agreement, pursuant to which IBT Co. will provide general fund administration services to the Funds including fund administration, fund accounting, custody and transfer agent services.

The Company has entered into a distribution agreement with Commonfund Securities, Inc. ("Commonfund Securities"), an indirect wholly owned subsidiary of Commonfund and an affiliate of COMANCO, to serve as principal distributor for shares of each Fund. COMANCO has agreed to pay Commonfund Securities for services rendered to the Company and thus the Funds are not charged for these services.

The Company will pay each Director, other than Directors that are officers of COMANCO, an annual fee of $12,000 plus reimbursement of out-of-pocket expenses.

4.   PRINCIPAL SHAREHOLDERS

The following table shows certain concentrations of principal shareholders of each Fund as of April 30, 2002. Investment activities of these shareholders could have a material effect on the Fund.

                                          SHAREHOLDERS
                                      HOLDING IN EXCESS OF
                                          10% OF FUND'S              TOTAL % OWNED           TOTAL %
                                       OUTSTANDING SHARES            BY PRINCIPAL         OWNERSHIP BY
FUND                               ("PRINCIPAL SHAREHOLDERS")        SHAREHOLDERS          COMMONFUND
------------------------------------------------------------------------------------------------------
CIF Core Equity Fund                          1                          64.1%                64.1%
CIF Small Cap Growth Fund                     1                          97.9%                97.9%
CIF Small Cap Value Fund                      1                          97.9%                97.9%
CIF International Equity Fund                 1                          81.3%                81.3%
CIF Core Plus Bond Fund                       2                          85.3%                63.4%
CIF Inflation-Indexed Bond Fund               2                          65.8%                55.0%
CIF Low Duration Bond Fund                    1                          96.4%                96.4%
CIF Short Duration Fund                       4                          63.7%                 1.8%

5.   EXPENSE LIMITATIONS AND UNDERTAKINGS

COMANCO has contractually agreed that it will waive its fee or reimburse the Funds for expenses, so long as it serves as investment manager of a Fund, to the extent necessary to maintain each individual Fund's total operating expenses from exceeding a certain percentage of average daily net assets per year stated in the following table. This agreement may be amended only with the approval of the Board of Directors of the Company.

                                             MAXIMUM OPERATING
                                            EXPENSES AS A % OF
FUND                                     AVERAGE DAILY NET ASSETS
----                                     ------------------------
CIF Core Equity Fund                               0.55%
CIF Small Cap Growth Fund                          1.00%
CIF Small Cap Value Fund                           1.00%
CIF International Equity Fund                      0.80%
CIF Core Plus Bond Fund                            0.45%
CIF Inflation-Indexed Bond Fund                    0.25%*
CIF Low Duration Bond Fund                         0.40%
CIF Short Duration Fund                            0.25%

* COMANCO has contractually agreed to waive fees and to reimburse expenses, so long as it serves as Investment Manager to the Fund, in order to keep Other Expenses from exceeding 10 basis points of average daily net assets. This fee waiver and expense reimbursement agreement may be amended or terminated only with the consent of the Board of Directors. The Investment advisory fees paid for the year ended April 30, 2002 were 0.15% of average net assets, but can vary from 0.15%-0.35% as more fully described in Note 3.

6.   FEDERAL TAXES

Each Fund intends to continue to qualify as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to Federal income taxes to the extent that it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, a Fund will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

Certain losses incurred by a Fund between November 1 and April 30 may be deferred until the Fund's next fiscal year. Such losses are referred to as "Post-October Losses." CIF Core Equity Fund, CIF Small Cap Growth Fund, CIF International Equity Fund, CIF Low Duration Bond Fund, and CIF Short Duration Bond Fund have elected to defer to May 1, 2002 Post-October Capital Losses of $3,604,128, $2,452,229, $892,667, $17,998 and $3,090, respectively.

At April 30, 2002, the Funds, for Federal income tax purposes, had capital loss carryovers which will reduce the Funds' taxable income arising from net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any tax liability for federal income tax. The capital loss carryovers are as follows:

FUND                                         AMOUNT                EXPIRATION DATE
----                                         ------                ---------------
CIF Core Equity Fund                       $7,131,409               April 30, 2010
CIF Small Cap Growth Fund                   7,246,102               April 30, 2010
CIF International Equity Fund               8,979,308               April 30, 2010

The tax character of distributions paid during the year ended April 30, 2002 was as follows:

                                        ORDINARY               LONG TERM
FUND                                     INCOME              CAPITAL GAIN          RETURN OF CAPITAL
----                                    --------             ------------          -----------------
CIF Core Equity Fund                   $  839,722              $     --                 $   --
CIF Small Cap Value Fund                4,578,336                    --                     --
CIF International Equity Fund           1,101,904                    --                     --
CIF Core Plus Bond Fund                 9,624,002                38,203                     --
CIF Inflation-Indexed Bond Fund        20,091,177                    --                     --
CIF Low Duration Bond Fund              6,269,123                    --                     --
CIF Short Duration Fund                 1,988,234                    --                     --

As of April 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                             ACCUMULATED
                                                              LONG TERM
                                                             CAPITAL GAIN             UNREALIZED
                                     UNDISTRIBUTED          (CAPITAL LOSS            APPRECIATION
FUND                                ORDINARY INCOME           CARRYOVER)            (DEPRECIATION)*
----                                ---------------         -------------           ---------------
CIF Core Equity Fund                    $  11,009           $(10,735,538)            $(4,663,995)
CIF Small Cap Growth                           --             (9,698,331)                679,029
CIF Small Cap Value Fund                2,704,705              1,593,486               6,319,024
CIF International Equity Fund             793,661             (9,871,975)             (9,567,140)
CIF Core Plus Bond Fund                   757,369                429,441                 692,482
CIF Inflation-Indexed Bond Fund         1,242,035                185,845               5,178,327
CIF Low Duration Bond Fund                 52,648                (17,998)                573,571
CIF Short Duration Fund                    23,474                 (2,833)                 76,274

* Includes unrealized appreciation (depreciation) on investments, derivatives, and foreign currency denominated assets and liabilities, if any.

At April 30, 2002, the cost of securities for Federal income tax purposes and the unrealized appreciation (depreciation) of investments for Federal income tax purposes for each Fund were as follows:

                                         FEDERAL            GROSS              GROSS         NET UNREALIZED
                                         INCOME          UNREALIZED         UNREALIZED        APPRECIATION/
FUND                                    TAX COST        APPRECIATION      (DEPRECIATION)     (DEPRECIATION)
----                                    --------        ------------      --------------     --------------
CIF Core Equity Fund                  $136,549,206       $10,005,936       $(14,669,931)      $(4,663,995)
CIF Small Cap Growth Fund               70,107,958         6,469,608         (5,790,579)          679,029
CIF Small Cap Value Fund                74,234,835         8,930,196         (2,611,172)        6,319,024
CIF International Equity Fund          101,472,683         5,935,052        (15,510,075)       (9,575,023)
CIF Core Plus Bond Fund                173,661,008         2,363,493         (1,552,549)          810,944
CIF Inflation-Indexed Bond Fund        254,199,090         5,178,327                 --         5,178,327
CIF Low Duration Bond Fund              98,042,686         1,119,598           (546,027)          573,571
CIF Short Duration Fund                 69,813,954           119,581            (43,307)           76,274

7.   INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended April 30, 2002 were as follows:

LONG-TERM PURCHASES

FUND                                U.S. GOVERNMENT      NON-U.S. GOVERNMENT            TOTAL
----                                ---------------      -------------------            -----
CIF Core Equity Fund                 $         --           $121,830,421            $121,830,421
CIF Small Cap Growth Fund                      --            150,136,751             150,136,751
CIF Small Cap Value Fund                       --            149,725,983             149,725,983
CIF International Equity Fund                  --             67,467,146              67,467,146
CIF Core Plus Bond Fund               672,689,995            109,864,513             782,554,508
CIF Inflation-Indexed Bond Fund       541,852,007                     --             541,852,007
CIF Low Duration Bond Fund             77,787,821             20,041,021              97,828,842
CIF Short Duration Fund                73,484,880             44,037,640             117,522,520

LONG-TERM SALES

FUND                                U.S. GOVERNMENT      NON-U.S. GOVERNMENT            TOTAL
----                                ---------------      -------------------            -----
CIF Core Equity Fund                 $         --           $ 74,903,558            $ 74,903,558
CIF Small Cap Growth Fund                      --            129,151,605             129,151,605
CIF Small Cap Value Fund                       --            140,190,727             140,190,727
CIF International Equity Fund                  --             56,983,367              56,983,367
CIF Core Plus Bond Fund               676,519,508             64,594,758             741,114,266
CIF Inflation-Indexed Bond Fund       496,486,114                     --             496,486,114
CIF Low Duration Bond Fund             63,047,218             36,735,551              99,782,769
CIF Short Duration Fund                72,222,003             17,211,865              89,433,868

8.       WRITTEN OPTIONS

The following table summarizes the written option transactions for CIF Core Plus Bond Fund for the year ended April 30, 2002:

CIF Core Plus Bond Fund

                                             PUTS                              CALLS
                                             ----                              -----
                                 CONTRACTS          PREMIUMS      CONTRACTS           PREMIUMS
                                 ---------          --------      ---------           --------
Outstanding, beginning of
period                               15             $ 11,269           216           $  100,092
Options written                     916              737,467         2,178            1,152,474
Options exercised                                                       21                4,672
Options expired                      85                6,846             4                1,730
Options sold                        717              628,660         2,214            1,139,426
-----------------------------------------------------------------------------------------------
Outstanding, end of period          129             $113,230           155           $  106,738
===============================================================================================

                         COMMONFUND INSTITUTIONAL FUNDS

FEDERAL TAX INFORMATION (UNAUDITED)

For Corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended April 30, 2002 qualified for the dividends received deduction, as follows:

FUND                                              AMOUNT
----                                              ------
CIF Core Equity Fund                              99.93%
CIF Small Cap Value Fund                          15.23%

CIF International Equity Fund paid foreign taxes available for pass through to shareholders of $139,043 or $0.0113 per share, and the Fund recognized $1,774,884 of gross foreign source income during the year ended April 30, 2002

CIF Core Plus Bond Fund has designated $38,203 of its current year distributions as capital gain distributions.

                         COMMONFUND INSTITUTIONAL FUNDS

DIRECTORS AND OFFICERS (UNAUDITED)

The following table lists the Company's directors and officers, their address and age, their position with the Company, the length of time holding that position with the Company, their principal occupation(s) during the past five years, the number of portfolios in the fund complex they oversee, and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Company's Statement of Additional Information includes additional information about the Company's directors and is available, without charge, upon request by calling 1-888-TCF-MAIN or by writing THE COMMONFUND, 15 OLD DANBURY ROAD, WILTON, CT 06897-0812.

                                    NUMBER OF
                                    PORTFOLIOS IN
                                    FUND COMPLEX
                                    OVERSEEN           POSITION(S) WITH
                                    BY DIRECTOR        FUND AND TERM      PRINCIPAL OCCUPATION AND
NAME, ADDRESS AND AGE               OR OFFICER         OF OFFICE(1)       OTHER DIRECTORSHIPS HELD
---------------------               -------------      ----------------   ------------------------
INDEPENDENT DIRECTORS

John B. Carroll                     8                  Director since     Mr. Carroll was President of GTE (Verizon)
J2025 Main Street                                      1999.              Investment Management Corporation from
Ridgefield, CT 06877                                                      1984-1997, and Vice President of Investment
Age: 66                                                                   Management for GTE (Verizon) Corporation from
                                                                          1984 to 2000, at which time total asset
                                                                          responsibility was in excess of $80 billion.

                                                                          Prior to 1984, Mr. Carroll was Executive Vice
                                                                          President and Director of Consulting for
                                                                          Evaluation Associates, Inc. (EAI), an
                                                                          investment consulting firm. Prior to EAI, Mr.
                                                                          Carroll was Vice President and Head of Pension
                                                                          Investment Consulting at Chemical Bank of New
                                                                          York (now The Chase Manhattan Bank).

                                                                          Mr. Carroll is also a Director of iShares,
                                                                          Inc., iShares Trust and the J.P. Morgan
                                                                          Private Equity Fund. He is a former member of
                                                                          the Institutional Investment Committee of the
                                                                          New York Stock Exchange, a past Vice Chairman
                                                                          of CIEBA and a past Chairman of the Noyes
                                                                          Foundation. He is also a former Trustee and
                                                                          Member of the Executive Committee of
                                                                          Commonfund.

Louis W. Moelchert, Jr.             8                  Director since     Mr. Moelchert is a registered investment adviser
3712 Berrington Bridge Place                           1999.              and has been President & Owner of Private
Richmond, VA 23223                                                        Advisor, LLC since 1996. Since 1975 he has
Age: 60                                                                   been employed by the University of Richmond,
                                                                          first as Vice President for Business and
                                                                          Finance from 1975 through 1997, and since 1997
                                                                          as Vice President for Investments.

                                                                          Mr. Moelchert served on the Investment
                                                                          Advisory Committee of the Virginia State
                                                                          Retirement System, first as Vice Chairman from
                                                                          1996 through 1997, and as Chairman from
                                                                          1998-2000.

                                                           89

                                                                          He serves on the investment advisory and/or
                                                                          valuation committees of approximately ten
                                                                          private capital investment funds, on the
                                                                          Boards of Directors of Venture Lending and
                                                                          Leasing II and the Mentor Family of Funds. He
                                                                          is President of the Endowment Fund of the
                                                                          River Road Baptist Church.

                                                                          From 1986 to 1998, Mr. Moelchert was a member
                                                                          of the Board of Trustees of Commonfund,
                                                                          serving as Vice Chairman from 1991 through
                                                                          1993 and as Chairman from 1994 through 1998.

Jerald L. Stevens                   8                  Director since     Since 1985, Mr. Stevens has been a consultant in
Chester, VT                                            1999.              the areas of investment and financial management
Age: 61                                                                   to a range of clients including American Express,
                                                                          Rockefeller & Company, James Wolfenson & Co.,
                                                                          Indiana University and Xerox Financial
                                                                          Services where he served as Executive Vice
                                                                          President and Chief of Staff from 1988 through
                                                                          1990. From 1983 through 1985 he was President
                                                                          and Chief Operating Officer of Vanguard Group,
                                                                          and from 1978 through 1983 he served as Vice
                                                                          President, Finance and Administration, and
                                                                          Treasurer of Yale University where he had
                                                                          overall responsibility for all investment
                                                                          activities where major initiatives were
                                                                          launched in real estate, venture capital,
                                                                          index investing and international markets.

                                                                          Mr. Stevens was Secretary of Human Services
                                                                          and Commissioner of Public Welfare for the
                                                                          Commonwealth of Massachusetts from 1975
                                                                          through 1978, Senior Vice President of the
                                                                          Boston Company, from 1973 through 1975, and
                                                                          Senior Vice President and Director of
                                                                          Wellington Management Company from 1967
                                                                          through 1973.

                                                                          Mr. Stevens has served as Trustee of Bryn Mawr
                                                                          College 1984-1994 and has been a Board Member
                                                                          of the Long Wharf Theatre 1991-1993,
                                                                          University City Science Center 1983-1988,
                                                                          Thomas Jefferson University 1983-1988 and Yale
                                                                          New Haven Hospital 1978-1983. He was a trustee
                                                                          of the Hospital Fund, Inc. from 1991 through
                                                                          1999, serving as Chairman from 1995 through
                                                                          1999.


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

Interested Directors(2)


Robert L. Bovinette                 8                  Director and       Mr. Bovinette has served as President and Chief
Commonfund Institutional Funds                         President          Executive Officer of Commonfund since January,
15 Old Danbury Road                                    since 1999.        1996. Prior to that time, he served as President
P.O. Box 812                                                              and Chief Executive Officer of Albuquerque
Wilton, CT 06897-0812                                                     Academy in Albuquerque, New Mexico, a private
Age: 62                                                                   day school with a substantial endowment.

David M. Lascell, Esq.              8                  Director since     David M. Lascell has been a partner in the law
330 Allens Creek Road                                  2000.              firm of Harter, Secrest  & Emery, LLP since
Rochester, NY 14618                                                       June 2000. From August 1991 to May 2000,
Age: 61                                                                   Mr. Lascell was an attorney at Hallenbeck,
                                                                          Lascell et. al. Mr. Lascell received his A.B.
                                                                          from Hamilton College, his Bachelor of Laws
                                                                          Degree from Cornell University Law School, and
                                                                          has been practicing law since 1966. He is a
                                                                          Fellow of the American College of Trial
                                                                          Lawyers, the American Law Institute and the
                                                                          Defense Research Institute.

                                                                          Mr. Lascell has served on the Board of
                                                                          Trustees of The Common Fund for Nonprofit
                                                                          Organizations since 1990 and is currently the
                                                                          Chair. He is a Trustee of Grove City College
                                                                          in Pennsylvania and is its Treasurer. Mr.
                                                                          Lascell has been a Director of United
                                                                          Insurance Management Company since 1991. He
                                                                          also is a part owner, Director, Vice President
                                                                          and General Counsel of AWH Corporation, a
                                                                          privately held corporation that finishes the
                                                                          interiors of ships in major shipyards around
                                                                          the world, and manufactures interior fixtures
                                                                          for convenience stores and the petroleum
                                                                          industry in the United States.

                                                                          Mr. Lascell served as Chairman of the Board of
                                                                          Trustees of Wells College from 1977 to 1989,
                                                                          and is now an Honorary Trustee of the College.
                                                                          From 1986 to 1988 he was a Director of the
                                                                          American Council on Education and served as a
                                                                          Trustee of Rochester Area Colleges from 1980
                                                                          to 1981, a consortium of public and private
                                                                          colleges in upstate New York. From 1980
                                                                          through 1991, he was a Director of the
                                                                          Association of Governing Boards of
                                                                          Universities and Colleges, serving two terms
                                                                          as its Chairperson, from 1986 to 1988. For

                                                           91

                                                                          eleven years beginning in 1988, Mr. Lascell
                                                                          was a Director of the National Center for
                                                                          Non-Profit Boards and was its first Chairman.

                                                                          Mr. Lascell was a founding Director of SCUUL,
                                                                          Ltd in 1986, an offshore for-profit stock
                                                                          insurance company that acts as a reinsurer and
                                                                          also writes various liability coverages. He
                                                                          has published material dealing with trustees'
                                                                          fiduciary duties, legal guidelines for college
                                                                          and university administrators, and comparing
                                                                          nonprofit and business corporation boards of
                                                                          directors.

PRINCIPAL OFFICERS

John W. Auchincloss                 8                  Secretary since    Mr. Auchincloss is General Counsel and
Commonfund Institutional Funds                         1999.              Secretary of Commonfund. He joined that
15 Old Danbury Road                                                       organization as Assistant General Counsel in
P.O. Box 812                                                              July 1996.
Wilton, CT 06897-0812
Age: 44

Jill Grossberg                      8                  Assistant          Ms. Grossberg is a Director and Counsel of
Commonfund Institutional Funds                         Secretary          Mutual Fund Administration at Investors Bank &
15 Old Danbury Road                                    since 2000.        Trust Co. Prior to joining Investors Bank & Trust
P.O. Box 812                                                              Co., Ms. Grossberg served as Associate Counsel
Wilton, CT 06897-0812                                                     at Putnam Investments, Inc. from 1995 to 2000.
Age: 56

Donna M. McCarthy                   8                  Assistant          Ms. McCarthy is a Senior Director of Mutual
Commonfund Institutional Funds                         Treasurer          Fund Administration at Investors Bank & Trust
15 Old Danbury Road                                    since 2002.        Co. She has been employed by the organization
P.O. Box 812                                                              since 1994.
Wilton, CT 06897-0812
Age: 36

Susan C. Mosher                     8                  Assistant          Ms. Mosher is a Senior Director of Mutual Fund
Commonfund Institutional Funds                         Secretary          Administration at Investors Bank & Trust Co. She
15 Old Danbury Road                                    since 1999.        has been employed by the organization since
P.O. Box 812                                                              1995.
Wilton, CT 06897-0812
Age: 47

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

Marita K. Wein                      8                  Vice President     Ms. Wein is Senior Vice President and Treasurer
Commonfund Institutional Funds                         and Treasurer      of Commonfund. She has been employed by that
15 Old Danbury Road                                    since 1999.        organization for 14 years in the fund accounting
P.O. Box 812                                                              area and, since her appointment to her present
Wilton, CT 06897-0812                                                     position in June 1997, she has been responsible
Age: 40                                                                   for general investor accounting and reporting
                                                                          functions of the company.

(1) Each Director is elected to serve in accordance with the Agreement and Declaration of Trust and By-Laws of the Company until his successor is duly elected and qualified.

(2) Mr. Bovinette and Mr. Lascell are "interested persons" of the Company, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") by virtue of their employment with The Common Fund for Nonprofit Organizations ("Commonfund"). Commonfund Asset Management Company, Inc., the investment manager of the Company is an indirect, wholly owned subsidiary of Commonfund.

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

                         COMMONFUND INSTITUTIONAL FUNDS

                              INVESTMENT MANAGERS

COMMONFUND INSTITUTIONAL FUNDS

CIF CORE EQUITY FUND
Advanced Investment Technology, Inc., Clearwater, FL
Iridian Asset Management LLC, Westport, CT
John A. Levin & Co., Inc., New York, NY
Marsico Capital Management LLC, Denver, CO
State Street Global Advisors, Inc., Boston, MA

CIF SMALL CAP GROWTH FUND
Artisan Partners, L.P., Milwaukee, WI
CapitalWorks Investment Partners, San Diego, CA
Constitution Research & Management, LLC, Boston, MA
Veredus Asset Management, LLC, Louisville, KY

CIF SMALL CAP VALUE FUND
High Rock Capital LLC, Boston, MA
Martingale Asset Management, L.P., Boston, MA
NorthPointe Capital LLC, Troy, MI
Skyline Asset Management, L.P., Chicago, IL

CIF INTERNATIONAL EQUITY FUND
Capital Guardian Trust Company, Los Angeles, CA
Grantham, Mayo, Van Otterloo & Co., LLC, Boston, MA
TT International Advisors, Inc., London, England

CIF CORE PLUS BOND FUND
Western Asset Management Company, Pasadena, CA
BlackRock Financial Management, New York, NY

CIF INFLATION-INDEX BOND FUND
Western Asset Management Company, Pasadena, CA

CIF LOW DURATION BOND FUND
Metropolitan West Asset Management Company, Los Angeles, CA
Seix Investment Advisors, Woodcliff Lake, NJ

CIF SHORT DURATION FUND
Wellington Management Company, LLP, Boston, MA
Western Asset Management Company, Pasadena, CA

CUSTODIAN
INVESTORS BANK & TRUST COMPANY, BOSTON, MA

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

                             Commonfund               Tel 888-TCF-MAIN
                             15 Old Danbury Road      Tel 203-563-5000
                             P.O. Box 812             www.commonfund.org.
                             Wilton, CT 06897-0812


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